Filed pursuant to Rule 497
Registration File Number 333-209022

PROSPECTUS

NexPoint Real Estate Strategies Fund

Maximum Offering of 50,000,000 Class Z Shares

Shares of Beneficial Interest

The Fund. NexPoint Real Estate Strategies Fund (the “Fund”) is a newly-organized, continuously offered, non-diversified, closed-end management investment company that intends to operate as an interval fund.

This prospectus provides the information that a prospective investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a Statement of Additional Information (“SAI”) dated July 12, 2016, has been filed with the Securities and Exchange Commission (“SEC”). The SAI is available upon request and without charge by writing the Fund at NexPoint Real Estate Strategies Fund, c/o DST Systems, Inc., P.O. Box 219630, Kansas City, MO, 64121-9630, or by calling toll-free (844) 485-9167. The table of contents of the SAI appears on page 63 of this prospectus. You may request the Fund’s SAI, annual and semi-annual reports when available, and other information about the Fund or make shareholder inquiries by calling (844) 485-9167 or by visiting www.nexpointres.com. The SAI, which is incorporated by reference into (legally made a part of) this prospectus, is also available on the SEC’s website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective shareholders and is not intended to be an active link.

Investment Objective. The Fund’s investment objective is to seek long-term total return, with an emphasis on current income, by primarily investing in a broad range of real estate-related debt, equity and preferred equity investments across multiple real estate sectors. There can be no assurance that the Fund will achieve this objective.

Investment Strategy. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in real estate and real estate related securities, as further described in this prospectus.

Securities Offered. The Fund intends to engage in a continuous offering of shares of beneficial interest of the Fund. The Fund is authorized as a Delaware statutory trust to issue an unlimited number of shares. The Fund is offering to sell, through its principal underwriter, Highland Capital Funds Distributor, Inc. (the “Distributor”), under the terms of this prospectus, up to 50,000,000 shares of beneficial interest, at the net asset value (“NAV”) per share plus the applicable sales load. There is no sales load for Class Z shares. See “Fees and Fund Expenses” and “Plan of Distribution”. The initial NAV for Class Z shares is $20.00 per share. The minimum initial investment by a shareholder for Class Z shares is $100,000. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use reasonable efforts to sell the shares. The Fund is not required to raise a minimum amount of proceeds from this offering in order to commence operations. Funds received will be invested promptly and no arrangements have been made to place such funds in an escrow, trust or similar account. Assets that cannot be invested promptly in real estate or real estate related securities will be invested in cash or cash equivalents. The Fund’s continuous offering is expected to continue in reliance on Rule 415 under the Securities Act of 1933, until the earlier of the date the Fund has sold 50,000,000 shares or two years from the date the registration statement, of which this prospectus is a part, which may be extended by the Fund’s board of trustees (the “Board”).

Use of Leverage. The Fund anticipates incurring leverage as part of its investment strategy. The Fund will target overall leverage at 25% of the Fund’s total assets immediately after giving effect to such leverage but may use leverage up to 33.33% of the Fund’s total assets. The Fund may also invest in private and public real estate investment funds and real estate investment funds or trusts managed by affiliated or unaffiliated managers or entities wholly-owned by the Fund that may incur higher levels of leverage. Accordingly, the Fund, through these investments, may be exposed to higher levels of leverage than the Fund is permitted to, including a greater risk of loss with respect to such investments as a result of higher leverage employed by such entities.

Non-Traded REITs. The Fund may invest in publicly registered non-traded real estate investment trusts, which are illiquid and are not subject to the protections of the Investment Company Act of 1940. Some or all of these funds may be managed by NexPoint Advisors, L.P., the Fund’s investment adviser, or an affiliate.

The Fund is newly organized, and its shares have no history of public trading. In addition, investors should understand that:

•	the Fund does not currently intend to list its shares on any securities exchange;

•	there is no secondary market for the Fund’s shares, and the Fund does not expect that such a market will develop at this time; and

•	your investment in the Fund will be illiquid.

Before investing, you should therefore consider the following factors:

•	You may not have access to the money you invest for an extended period of time;

•	You may not be able to sell your shares at the time of your choosing regardless of how the Fund performs.

•	Because you may not be able to sell your shares at the time of your choosing, you may not be able to reduce your exposure in a market downturn.

•	An investment in the Fund may not be suitable for investors who may need the money they invested in a specified timeframe.

•	The amount of distributions that the Fund may pay, if any, is uncertain.

•	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds, borrowings, and amounts from the Fund’s affiliates that are subject to repayment by investors. All or a portion of a distribution may consist of a return of capital. Because a return of capital may reduce a shareholder’s tax basis, it will increase the amount of gain or decrease the amount of loss on a subsequent disposition of the shareholder’s shares.

The Fund has implemented a share repurchase program, but it is only required to repurchase up to 5% of its outstanding shares per quarter. The Fund intends to begin repurchasing shares at the end of the second full quarter following the effectiveness of this Registration Statement. In addition, the Fund may in the future determine to list its shares on a public securities exchange, but even if an active secondary market in the Fund’s shares were to develop as a result, closed-end fund shares frequently trade at a discount from their NAV. Investing in the Fund involves a considerable degree of risk. See “Risk Factors” on page 27 of this prospectus.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Class Z Shares
Public Offering Price Per Share	$20.00
Maximum Sales Load as a Percentage of Purchase Amount[1,2]	None
Proceeds to the Fund[3]	$20.00

(1)	There is no sales load for Class Z shares.
(2)	The Adviser and/or its affiliates, in their discretion and from their own resources, may pay additional compensation to brokers or dealers in connection with the sale and distribution of Fund shares. There is no limit on the amount of additional compensation paid by the Adviser or its affiliates, subject to the limitations imposed by FINRA. See “Plan of Distribution.”
(3)	Assumes all shares currently registered are sold in the continuous offering. The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of shares. The Fund estimates that it will incur in connection with this offering approximately $5.2 million of offering and other expenses, or approximately $0.10 per Class Z share. The net proceeds to the Fund after payment of the maximum sales load and estimated offering expenses of $5.2 million will be approximately $995 million or approximately $19.90 per Class Z share, assuming the Fund raises $1,000,000,000 in this offering. See “Fees and Fund Expenses.” Offering costs incurred by the Fund will immediately reduce the Fund’s NAV and the value of the shares that you purchase in this offering.

Highland Capital Funds Distributor, Inc.

The date of this prospectus is July 12, 2016.

PROSPECTUS SUMMARY

This summary does not contain all of the information that you should consider before investing in the shares. You should review the more detailed information contained or incorporated by reference in this prospectus and in the SAI, particularly the information set forth under the heading “Risk Factors.”

The Fund

NexPoint Real Estate Strategies Fund (the “Fund”) is a newly-organized, continuously offered, non-diversified, closed-end management investment company that intends to operate as an interval fund. See “The Fund.” As an interval fund, the Fund will offer to make repurchases of no less than 5% of its outstanding shares at net asset value (“NAV”), on a quarterly basis, unless such offer is suspended or postponed in accordance with regulatory requirements. See “Quarterly Repurchases of Shares.”

Investment Objective and Policies

Investment Objective. The Fund’s investment objective is to seek long-term total return, with an emphasis on current income, by primarily investing in a broad range of private and public real estate-related debt, equity and preferred equity investments. There can be no assurance that the Fund will achieve this objective.

Investment Strategy. The Fund will pursue its investment objective by investing, under normal circumstances, at least 80% of its assets in “real estate and real estate related securities” (as defined below). In particular, the Fund will pursue its investment objective by investing the Fund’s assets primarily in (1) commercial mortgage backed securities (“CMBS”) and residential mortgage backed securities (“RMBS”), (2) direct preferred equity and mezzanine investments in real properties, (3) equity securities of public (both traded and non-traded) and private debt and equity real estate investment trusts (“REITs”) and/or real estate operating companies (“REOCs”) and (4) opportunistic and value added direct real estate strategies (through a wholly-owned REIT).

Preferred equity and mezzanine investments in real estate transactions come in various forms which may or may not be documented in the borrower’s organizational documents. Generally, real estate preferred equity and/or mezzanine investments are typically junior to first mortgage financing but senior to the borrower’s or sponsor’s equity contribution. The investments are typically structured as an investment by a third-party investor in the real estate owner or various affiliates in the chain of ownership in exchange for a direct or indirect ownership interest in the real estate owner entitling it to a preferred/priority return on its investment. Sometimes, the investment is structured much like a loan where (i) “interest” on the investment is required to be paid monthly by the “borrower” regardless of available property cash flow; (ii) the entire investment is required to be paid by a certain maturity date; (iii) default rate “interest” and penalties are assessed against the “borrower” in the event payments are not made timely; and (iv) a default in the repayment of investment potentially results in the loss of management and/or ownership control by the “borrower” in the company in favor of the investor or other third-party.

In addition, subject to the 15% Limitation and the 35% Limitation discussed in this Prospectus, the Fund may invest up to 20% of its total assets in equity or debt securities other than real estate and real estate related securities. NexPoint Advisors, L.P. (the “Adviser”), the Fund’s investment adviser, will evaluate each opportunity within the context of where the Adviser believes the various real estate subsectors are within the broader real estate cycle and tactically allocate among these opportunities. Also, the Adviser will select investments it believes offer the best potential outcomes and relative risk to assemble the most appropriate portfolio to meet the risk-adjusted return goals of the Fund. The Adviser has broad discretion to allocate the Fund’s assets among these investment categories and to change allocations as conditions warrant.

This portfolio construction strategy is designed to (i) recognize and allocate capital based upon where the Adviser believes we are in the current real estate cycle, and as a result (ii) minimize drawdowns during market downturns and maximize risk adjusted returns during all market cycles, though there can be no assurance that this strategy will achieve this objective. The Fund will seek to utilize debt at the Fund level to leverage its returns when the Adviser believes doing so would be accretive to returns. The Fund will rely on the expertise of the Adviser and its affiliates to determine the appropriate structure for structured credit investments, which may include, bridge loans, common and preferred equity or other debt-like positions, as well as the acquisition of such instruments from banks, servicers or other third parties.

The Fund defines “real estate and real estate related securities” to consist of common stock, convertible or non-convertible preferred stock, warrants, convertible or non-convertible secured or unsecured debt, and partnership or membership interests issued by:

•	CMBS, RMBS and other real estate credit investments, which include existing first and second mortgages on real estate, either originated or acquired in the secondary market, and secured, unsecured and/or convertible notes offered by REOCs and REITs;

•	publicly traded REITs managed by affiliated or unaffiliated asset managers and their foreign equivalents (“Public REITs”);

•	REOCs;

•	private real estate investment funds managed by affiliated or unaffiliated institutional asset managers (“Private Real Estate Investment Funds”);

•	registered closed-end funds that invest principally in real estate (collectively, “Public Investment Funds”);

•	real estate exchange traded funds (“ETFs”); and

•	publicly-registered non-traded REITs (“Non-Traded REITs”) and private REITs, generally wholly-owned by the Fund or wholly-owned or managed an affiliate.

The Fund has not imposed limitations on the portion of its assets that may be invested in any of the other categories outlined above. The Fund, however, will limit its investments in Private Real Estate Investment Funds that are excluded from the definition of “investment company” under the 1940 Act by Section 3(c)(1) or Section 3(c)(7) of the 1940 Act to no more than 15% of its net assets. Such entities are typically private equity funds and hedge funds. The Fund will further limit its aggregate investments in issuers subject to the 15% Limitation as well as other private funds, private REITs and Private Real Estate Investment Funds to 35% of its net assets (the “35% Limitation”). For purposes of compliance with the 15% Limitation and the 35% Limitation, the Fund will not count its direct investments in wholly-owned subsidiaries but will look through such subsidiaries and count their underlying holdings. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests, and REOCs are companies that invest in real estate and whose shares trade on public exchanges. Foreign REIT equivalents are entities located in jurisdictions that have adopted legislation substantially similar to the REIT tax provisions in that they provide for flow-through tax treatment for the foreign REIT equivalent and require distributions of income to shareholders.

Leverage. The Fund anticipates incurring leverage as part of its investment strategy. The Fund will target overall leverage at 25% of the Fund’s total assets immediately after giving effect to such leverage, but may incur leverage up to 33.33% of the Fund’s total assets as permitted by the 1940 Act. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed. The Fund may also invest in Private Real Estate Investment Funds, Public REITs, REOCs and Non-Traded REITs, which may incur higher levels of leverage. Accordingly, the Fund, through these investments, may be exposed to higher levels of leverage than the Fund is permitted to.

In addition to any indebtedness incurred by the Fund, any subsidiary of the Fund, including a REIT subsidiary, may also utilize leverage, including by mortgaging properties held by special purpose vehicles, or by acquiring property with existing debt. Any such borrowings will generally be the sole obligation of each respective special purpose vehicle, without any recourse to any other special purpose vehicle, a REIT subsidiary, the Fund or its assets, and the Fund will not treat such non-recourse borrowings as senior securities (as defined in the 1940 Act) for purposes of complying with the 1940 Act’s limitations on leverage unless the financial statements of the special purpose vehicle, or the subsidiary of the Fund that owns such special purpose vehicle, will be consolidated in accordance with Regulation S-X and other accounting rules. If cash flow is insufficient to pay principal and interest on a special purpose vehicle’s borrowings, a default could occur, ultimately resulting in foreclosure of any security instrument securing the debt and a complete loss of the investment, which could result in losses to the REIT subsidiary and, therefore, to the Fund. To the extent that any subsidiaries of the Fund, including a REIT subsidiary, directly incur leverage in the form of debt (as opposed to non-recourse borrowings made through special purpose vehicles), the amount of such recourse leverage used by the Fund and such subsidiaries, including a REIT subsidiary, will be consolidated and treated as senior securities for purposes of complying with the 1940 Act’s limitations on leverage by the Fund. See “Investment Objective, Policies and Strategies.”

Policies. The Fund’s 80% policy with respect to investment in real estate and real estate related securities is not fundamental and may be changed by the Board without shareholder approval. However, shareholders will be given at least 60 days’ notice prior to any change in the 80% Policy. The Fund’s SAI contains a list of all of the fundamental and non-fundamental investment policies of the Fund under the heading, “Investment Objective and Policies.” For purposes of the Fund’s 80% policy, the Fund will invest only in Public Investment Funds and Private Real Estate Investment Funds that either (1) have adopted a policy to invest, under normal circumstances, at least 80% of their net assets, plus borrowings for investment purposes, in real estate and real estate related securities, or (2) do not have a stated 80% policy, but do invest, under normal circumstances, at least 80% of their net assets, plus borrowings for investment purposes, in real estate and real estate related securities, as determined by the Adviser’s review of their portfolio holdings, investment objectives and strategies. Prior to investing in an underlying fund that does not have a stated 80% policy, the Adviser will review the underlying fund’s prospectus or offering memorandum, financial statements, and any available third party research, and may also meet with the underlying fund’s management team in order to determine whether the underlying fund follows an 80% policy under normal circumstances. Following the Fund’s investment in the underlying fund, the Adviser will continue to monitor the underlying fund on an ongoing basis, reviewing all relevant information as it becomes available. If at any point the Adviser has reason to believe that the underlying fund’s investment strategy has changed, or that the underlying asset mix has changed in a way that no longer satisfies the 80% policy, the Adviser will immediately reclassify the investment for purposes of testing the Fund’s compliance with its 80% policy. If the Fund were to temporarily fall out of compliance with its 80% Policy as a result of the reclassification of an underlying fund, the Fund would take one or more of the following actions in order to come back into compliance with its 80% Policy: (i) restricting additional investments that do not fall within the 80% Policy, (ii) selling one or more investments that are outside of the 80% Policy, (iii) deploying new capital raised in the Offering in investments that fall within the 80% Policy, or (iv) if available, utilizing borrowings from a credit facility to make investments that fall within the 80% Policy.

The Fund concentrates investments in the real estate and real estate related industry, meaning that, under normal circumstances, it invests 25% or more of its total assets in real estate and real estate related industry securities. This policy is fundamental and may not be changed by the Board without shareholder approval. The Fund’s SAI contains a list of all of the fundamental and non-fundamental investment policies of the Fund, under the heading “Investment Objective and Policies.”

Investment Adviser and Fees

NexPoint Advisors, L.P., which serves as the investment adviser of the Fund, is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is an affiliate of Highland Capital Management, L.P. (“Highland”). The Adviser will have access to Highland and its resources through a shared services agreement (the “Shared Services Agreement”). The Adviser also externally manages NexPoint Credit Strategies Fund (“NHF”), a registered closed-end fund whose shares trade on the New York Stock Exchange, and NexPoint Capital, Inc., a non-traded business development company and the following registered closed-end funds that intend to operate as interval funds but have not yet commenced operations: NexPoint Discount Yield Fund (“NDYF”), NexPoint Energy and Materials Opportunities Fund (“NEMO”), NexPoint Healthcare Opportunities Fund (“NHOF”), NexPoint Latin American Opportunities Fund (“NLAF”), NexPoint Distressed Strategies Fund (“NDSF”) and NexPoint Merger Arbitrage Fund (“NMAF”). A wholly-owned subsidiary of the Adviser, NexPoint Real Estate Advisors, L.P., manages a publicly traded REIT, NexPoint Residential Trust, Inc. (NYSE: NXRT). A wholly-owned subsidiary of the Adviser, NexPoint Real Estate Advisors II, L.P., manages NexPoint Multifamily Capital Trust, Inc. (“NMCT”), a real estate company that intends to elect to be taxed as a REIT that commenced operations on March 24, 2016. Our Adviser’s senior management team has experience across private lending, private equity, real estate investing and other investment strategies. Collectively, our Adviser’s affiliates manage approximately $17.1 billion in assets as of March 31, 2016, including approximately $1.9 billion of real estate related assets.

Pursuant to an investment advisory agreement with the Fund (the “Investment Advisory Agreement”), the Adviser will be entitled to receive a monthly fee at the annual rate of 1.25% of the Fund’s Daily Gross Assets. Daily Gross Assets is defined in the Investment Advisory Agreement as total assets, including assets resulting from leverage, less any liabilities. For purposes of calculating the Fund’s Daily Gross Assets, derivatives will be valued at their market value, not their notional value.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding interest, dividend expenses on short sales, brokerage commissions, acquired fund fees and expenses, taxes and extraordinary expenses), to the extent that they exceed 1.75% per annum of the Fund’s average Daily Gross Assets for Class Z shares (the “Expense Limitation”). “Daily Gross Assets” is defined in the Expense Limitation Agreement as an amount equal to total assets, less any liabilities, but excluding liabilities evidencing leverage. If the Fund incurs expenses excluded from the Expense Limitation Agreement, the Fund’s expense ratio would be higher and could exceed the Expense Limitation. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date of the reimbursement; and (2) the reimbursement may not be made if it would cause the Expense Limitation as of the time of waiver to be exceeded. The Expense Limitation Agreement will remain in effect at least until one year after the effective date of this registration statement, unless and until the Board approves its modification or termination. The Expense Limitation Agreement may be terminated only by the Board. After the expiration of the Expense Limitation Agreement, the agreement may be renewed at the discretion of the Adviser and the Board. See “Management of the Fund.”

REITs wholly-owned by the Fund will have separate investment advisory agreements with the Adviser. To the extent fees are paid to the Adviser by these entities, such fees will be offset against fees otherwise payable by the Fund to the Adviser, such that shareholders of the Fund will only be subject to one layer of fees to the Adviser. Notwithstanding this arrangement, the Fund and its shareholders will indirectly bear the expenses associated with forming such entities, non-advisory fees paid by such entities (if any) and operating expenses, including maintaining their REIT qualification. The Fund may invest in funds not managed by an affiliate of the Adviser (including closed-end funds, ETFs, private funds, externally managed traded and non-traded REITs, etc.), in which case two layers of fees will be paid by the Fund.

In addition, certain of the mortgage REITs or Private Real Estate Investment Funds in which the Fund may invest may compensate their management through asset-based fees of up to 2.0% of total assets and incentive allocations or fees of as much as 20% of such underlying fund’s net assets. The Fund, through its investments in such entities, indirectly bears a portion of such expenses.

Transfer Agent and Fund Administrator

DST Systems, Inc. (“DST”) serves as the transfer agent of the Fund. State Street Bank & Trust Company (“State Street”) serves as the Fund’s Administrator. See “Management of the Fund.”

Distribution Fees

Class Z shares are not subject to a distribution fee (“Distribution Fee”). See “Plan of Distribution.”

Shareholder Servicing Fee

The Fund will not pay a monthly shareholder servicing fee in connection with Class Z shares.

Closed-End Fund Structure

Closed-end funds differ from open end management investment companies (commonly referred to as mutual funds) in that closed-end funds do not typically redeem their shares at the option of the shareholder. Rather, closed-end fund shares typically trade in the secondary market via a stock exchange. Unlike many closed-end funds, however, the Fund’s shares will not be listed on a stock exchange. Instead, the Fund will operate as an interval fund, meaning that the Fund will provide limited liquidity to shareholders by offering to repurchase a limited amount of shares (at least 5%) on a quarterly basis, which is discussed in more detail below. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. The Fund is subject to continuous asset in-flows, although not subject to continuous out-flows. The Board may, in the future, seek shareholder approval to list the Fund’s shares on a national securities exchange depending on market conditions and other factors.

Share Classes.

The Fund offers one share class by this prospectus: Class Z shares. The Fund has received exemptive relief from the SEC to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal charges. The fund also offers Class A and Class C shares through separate prospectuses. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions and ongoing fees and expenses for each share class are different. The fees and expenses for the Class Z shares are set forth in “Fees and Fund Expenses.” If an investor has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary may help determine which share class is appropriate for that investor. When selecting a share class, you should consider which share classes are available to you, how much you intend to invest, how long you expect to own shares, and the total costs and expenses associated with a particular share class.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.

Investor Suitability

An investment in the Fund involves a considerable amount of risk. It is possible that you may lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.

Repurchases of Shares

The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at NAV, of no less than 5% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer because shareholders, in total, may wish to sell more than 5% of the Fund’s shares. If the amount of repurchase requests exceeds the number of shares the Fund offers to repurchase, the Fund will repurchase shares on a pro rata basis. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. The Fund will maintain liquid securities or cash or, if available, will borrow in amounts sufficient to meet quarterly redemption requirements. See “Quarterly Repurchases of Shares.”

Summary of Risks

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its investment objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Substantial Conflicts of Interest. As a result of the Fund’s arrangements with Highland, there may be times when Highland, the Adviser or their affiliates have interests that differ from those of the Fund’s shareholders, giving rise to a conflict of interest. The Fund’s officers serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund does, or of investment funds managed by the Adviser or its affiliates. Similarly, the Adviser or its affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund or its shareholders. For example, the Fund’s officers have, and will continue to have, management responsibilities for other investment funds, accounts or other investment vehicles managed or sponsored by the Adviser and its affiliates. The Fund’s investment objective may overlap, in part or in whole, with the investment objective of such affiliated investment funds, accounts or other investment vehicles, including, but not limited to, Freedom REIT, LLC (“Freedom REIT”) and NexPoint Real Estate Capital, Inc., which are subsidiaries of NHF, NexPoint Residential Trust, Inc. (“NXRT”), a REIT that has its shares listed on the NYSE, and NexPoint Multifamily Capital Trust, Inc. (“NMCT”), a real estate company that commenced operations on March 24, 2016. Freedom REIT is a Delaware limited liability company organized on September 17, 2012 to invest capital for NHF. As a result, those individuals may face conflicts in the allocation of investment opportunities among the Fund and other investment funds or accounts advised by or affiliated with the Adviser. The Adviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, the Fund can offer no assurance that such opportunities will be allocated to it fairly or equitably in the short-term or over time.

In addition, it is anticipated that at least some portion of the private and Non-Traded REITs in which the Fund will invest may include Non-Traded REITs sponsored, organized and managed by Highland and its affiliates and private REITs wholly-owned by the Fund and managed by an affiliate or not wholly-owned by the Fund but managed by an affiliate. Such investments are inherently subject to conflicts of interest as a result of the fact that James Dondero, who serves as President of and a portfolio manager for the Fund, Brian Mitts, who serves as Chief Financial Officer and Vice President of the Fund, and Matthew McGraner, who serves as a portfolio manager for the Fund, have ownership interests in entities advised by Highland or its affiliates. The Fund will seek to mitigate such conflicts by requiring that the independent trustees of the Fund periodically review the Fund’s investments in such Non-Traded REITs and private REITs and reaffirm that such investments remain in the Fund’s best interests and in the best interests of its shareholders. The Fund intends to limit its investments in such entities to the extent necessary to qualify as a regulated investment company (“RIC”) for tax purposes. In general, and subject to certain exceptions not applicable here, a RIC is not permitted to invest more than 25% of its total assets in any one issuer, or in any two or more issuers which the taxpayer controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. Please see “Risk Factors—Conflicts of Interest” for a description of risks associated with conflicts of interest.

Closed-End Fund (“CEF”) Risk. The Fund is a CEF. CEFs differ from open-end management investment companies (commonly referred to as mutual funds) in that CEFs generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas CEFs generally can stay more fully invested in securities consistent with the CEF’s investment objective and policies. In addition, in comparison to open-end funds, CEFs have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

Mortgage Backed Securities Risk. Mortgage backed securities are bonds which evidence interests in, or are secured by, commercial or residential mortgage loans, as the case may be. Accordingly, mortgage backed securities are subject to all of the risks of the underlying mortgage loans. In a rising interest rate environment, the value of mortgage backed securities may be adversely affected when payments on underlying mortgages do not occur as anticipated. The value of mortgage backed securities may also change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the mortgage securities markets as a whole. In addition, mortgage backed securities are subject to the credit risk associated with the performance of the underlying commercial or residential mortgage properties. Mortgage backed securities are also subject to several risks created through the securitization process.

We may invest in the residual or equity tranches of CMBS, which we refer to as subordinate CMBS and interest-only CMBS. Subordinate CMBSs are paid interest only to the extent there are funds available to make payments. There are multiple tranches of CMBS, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. The most senior tranche of a CMBS has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e. the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate. As a result, interest only CMBS possess the risk of total loss of investment in the event of prepayment of the underlying mortgages. We have not imposed a limit on the portion of our total assets that may be invested in interest-only multifamily CMBS.

We also may invest in interest-only multifamily CMBS issued by multifamily mortgage loan securitizations. However, these interest-only multifamily CMBS typically only receive payments of interest to the extent that there are funds available in the securitization to make the payment and may introduce increased risks since these securities have no underlying principal cash flows.

Debt Securities Risk. When the Fund invests in debt securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced or fluctuate more than other types of investments. This kind of market risk is generally greater for funds investing in debt securities with longer maturities.

Non-Payment Risk. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Nonpayment would result in a reduction of income to the Fund, a reduction in the value of the security experiencing nonpayment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Distribution Policy Risk. The Fund’s distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. Pending the investment of the net proceeds in accordance with the investment objective and policies, all or a portion of the Fund’s distributions may consist of a return of capital (i.e. from your original investment).

No Minimum Amount of Proceeds Required. The Fund is not required to raise a minimum amount of proceeds from this offering in order to commence operations. In order for the Fund to have viable operations, the Adviser believes the Fund will need to raise approximately $5 million in proceeds from this offering. To the extent that the Fund is unable to raise such amount in a timely manner or at all, it would have a negative impact on the ability of the Fund to diversify its portfolio and meet the asset diversification requirements to qualify as a RIC under the Code.

Public and Private Investment Funds Risk. For investments in Public Investment Funds and Private Real Estate Investment Funds not managed by the Adviser or its affiliates, Fund shareholders will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, incentive allocations or fees and expenses at the Public Investment Fund or Private Real Estate Investment Fund level. The Fund’s performance depends, in part, upon the performance of the Public Investment Fund and Private Real Estate Investment Fund managers and their selected strategies, the adherence by such managers to such selected strategies, the instruments used by such managers, and the Adviser’s ability to select managers and strategies and effectively allocate Fund assets among them.

Private Real Estate Investment Funds are not publicly traded and therefore are not liquid investments. To determine the value of the Fund’s investments in Private Real Estate Investment Funds, the Adviser considers, among other things, information provided by the Private Real Estate Investment Funds, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Adviser’s ability to accurately value the Fund’s shares. In addition to valuation risk, shareholders of Private Real Estate Investment Funds are not entitled to the protections of the 1940 Act.

To the extent the Fund invests in Private Real Estate Investment Funds managed by our Adviser or its affiliates, fees paid at the Private Real Estate Investment Fund level will be reimbursed to the Fund so that shareholders will only pay fees at the Fund level.

REIT Risk. REITs may be affected by changes in the real estate markets generally as well as changes in the values of the properties owned by the REIT or securing the mortgages owned by the REIT. REITs are dependent upon management skill and are not diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and to maintain an exemption under the 1940 Act. Finally, certain REITs may be self-liquidating at the end of a specified term, and run the risk of liquidating at an economically inopportune time.

Non-Traded REIT Risk. Non-traded REITs are subject to the following risks in addition to those described in “REIT Risk.” Non-Traded REITs are subject to significant commissions, expenses, and organizational and offering costs that reduce the value of an investor’s (including the Fund’s) investment. Non-Traded REITs are not liquid, and investments in Non-Traded REITs may not be accessible for an extended period of time. There is no guarantee of any specific return on the principal amount or the repayment of all or a portion of the principal amount invested in Non-Traded REITs. In addition, there is no guarantee that investors (including the Fund) will receive distributions. Distributions from Non-Traded REITs may be derived from sources other than cash flow from operations, including the proceeds of the offering, from borrowings, or from the sale of assets. Payments of distributions from sources other than cash flow from operations will decrease or diminish an investor’s interest.

Private REIT Risk. Private REITs are subject to the following risks in addition to those described in “Public and Private Real Estate Investment Funds Risk” and “REIT Risk.” Private REITS are unlisted, making them more difficult to value and trade. Moreover, private REITs generally are exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and, as such, are not subject to the same disclosure requirements as Public REITs and Non-Traded REITs, which makes private REITs more difficult to evaluate from an investment perspective. In addition, Private REITs may not have audited financial statements.

ETF Risk. The value of ETFs can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. ETFs are traded similarly to stocks of individual companies. Although an ETF is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance of its index because of its operating expenses and other factors.

Issuer Risk. The value of a specific security can perform differently from the market as a whole for reasons related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Leverage Risk. The use of leverage, such as borrowing money to purchase securities, will cause the Fund or a Public Investment Fund or Private Real Estate Investment Fund in which the Fund has invested, to incur additional expenses and significantly magnify the Fund’s losses in the event of underperformance of the Fund’s (or Public Investment Fund’s or Private Real Estate Investment Fund’s) underlying investments. Interest payments and fees incurred in connection with such borrowings will reduce the amount of distributions available to the Fund’s shareholders. The Fund’s investments in Public Investment Funds and REITs managed by affiliated or unaffiliated institutional asset managers may incur higher levels of leverage. Accordingly, the Fund, through these investments, may be exposed to the higher levels of leverage than the Fund is permitted to, including a greater risk of loss with respect to such investments as a result of higher leverage employed by such entities.

Liquidity Risk. There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the shares outstanding at NAV. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.

Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests (directly or indirectly) may prove to be incorrect and may not produce the desired results.

Market Risk. An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.

Medium and Small Capitalization Company Risk. Compared to investment companies that focus only on large capitalization companies, the Fund’s NAV may be more volatile because it also invests in medium and small capitalization companies. Compared to larger companies, medium and small capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth and (iv) shorter operating histories. Further, compared to larger companies, the securities of small and medium capitalization companies are more likely to experience more significant changes in market values, be harder to sell at times and at prices that the Adviser believes appropriate, and offer greater potential for gains and losses.

New Offering with No Operating History. The Fund is a closed-end investment company with no history of operations. If the Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective.

Concentration in Real Estate Securities Risk. The Fund will not invest in real estate directly, but, because the Fund will concentrate its investments in investment vehicles that invest principally in real estate and real estate related securities, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The values of companies engaged in the real estate industry are affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage.

Non-Diversification Risk. While the Adviser intends to invest in a number of real estate and real estate-related securities issued by different issuers and employ multiple investment strategies with respect to the Fund’s investment portfolio, it is possible that a significant amount of the Fund’s investments could be invested in the instruments of only a few companies or other issuers or that at any particular point in time one investment strategy could be more heavily weighted than the others. The focus of the Fund’s investment portfolio in any one issuer would subject the Fund to a greater degree of risk with respect to defaults by such issuer or other adverse events affecting that issuer, and the focus of the portfolio in any one industry or group of industries would subject the Fund to a greater degree of risk with respect to economic downturns relating to such industry or industries.

Equity Securities Risk. The market prices of equity securities owned by the Fund may fall over short or long periods of time. In addition, equity securities represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

Preferred Securities Risk. Preferred securities are subject to credit risk and interest rate risk. Interest rate risk is, in general, that the price of a debt security falls when interest rates rise. Securities with longer maturities tend to be more sensitive to interest rate changes. Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Holders of preferred securities may not receive dividends, or the payment can be deferred for some period of time. In bankruptcy, creditors are generally paid before the holders of preferred securities.

Repurchase Policy Risks. Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowings will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing net investment income. The Fund’s quarterly repurchase offers are a shareholder’s only means of liquidity with respect to his or her shares.

Risks Relating to Fund’s Tax Status. To remain eligible for the special tax treatment accorded to RICs and their shareholders under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must meet certain source of income, asset diversification and annual distribution requirements. If the Fund were to fail to comply with the income, diversification or distribution requirements, all of its taxable income regardless of whether timely distributed to shareholders would be subject to corporate-level tax and all of its distributions from earnings and profits (including from net long-term capital gains) would be taxable to shareholders as ordinary income. In any such event, the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of its distributions. Any such failure would have a material adverse effect on the Fund and its shareholders.

RIC-Related Risks of Investments Generating Non-Cash Taxable Income. Certain of the Fund’s investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects that a portion of its investments in loans and other debt obligations will be treated as having “market discount” and/or “original issue discount” for U.S. federal income tax purposes, which, in some cases, could be significant. Because the Fund may be required to recognize income in respect of these investments before or without receiving cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income or excise taxes. Accordingly, the Fund may be required to sell portfolio securities, including at potentially disadvantageous times or prices, raise additional debt or equity capital, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates portfolio securities to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net long-term or short-term capital gains from such liquidation transactions, its shareholders may receive larger capital gain or ordinary dividends, respectively, than they would in the absence of such transactions.

REIT Tax Risk for REIT Subsidiaries. We intend to form one or more subsidiaries that will elect to be taxed as REITs beginning with the first year in which they commence material operations. In order for each subsidiary to qualify and maintain its qualification as a REIT, it must satisfy certain requirements set forth in the Code and Treasury Regulations that depend on various factual matters and circumstances. The Fund and the Adviser intend to structure each REIT subsidiary and its activities in a manner designed to satisfy all of these requirements. However, the application of such requirements is not entirely clear, and it is possible that the Internal Revenue Service (“IRS”) may interpret or apply those requirements in a manner that jeopardizes the ability of such REIT subsidiary to satisfy all of the requirements for qualification as a REIT.

If a REIT subsidiary fails to qualify as a REIT for any taxable year and it does not qualify for certain statutory relief provisions, it will be subject to U.S. federal income tax on its taxable income at corporate rates. In addition, it will generally be disqualified from treatment as a REIT for the four taxable years following the year of losing its REIT status.

U.S. Federal Income Tax Matters

The Fund intends to elect to be taxed for U.S. federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gain that it distributes to its shareholders from its taxable earnings and profits. Even if the Fund qualifies as a RIC, it generally will be subject to corporate-level U.S. federal income tax on its undistributed taxable income and could be subject to U.S. federal excise, state, local and foreign taxes. To obtain and maintain RIC tax treatment, the Fund must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of its ordinary income and net short-term capital gain in excess of net long-term capital loss, if any. See “U.S. Federal Income Tax Matters.”

Distribution Policy

The Fund’s distribution policy is to make monthly distributions to shareholders. The Board has the ultimate discretion as to whether such distributions will be in stock or in cash. However, this distribution policy is subject to change and there is no guarantee the target rate will be achieved. Unless a shareholder elects otherwise, the shareholder’s distributions will be reinvested in additional shares under the Fund’s distribution reinvestment policy. Shareholders who elect not to participate in the Fund’s distribution reinvestment policy will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). See “Distribution Policy” and “Distribution Reinvestment Policy.”

Custodian

State Street will serve as the Fund’s custodian. See “Management of the Fund.”

FEES AND FUND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The information in the table below includes the fees and expenses expected to be incurred during the twelve months following effectiveness of the offering.

Class Z Shares
Shareholder Transaction Expenses[1]
Maximum Sales Load (as a percent of offering price)	None
Contingent Deferred Sales Charge[2]	None
Exchange Fee	None
Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees[3]	1.67%
Interest Payments on Borrowed Funds[4]	0.51%
Other Expenses[5]	2.18%
Distribution Fee[6]	None
Shareholder Servicing Fee	None
Acquired Fund Fees and Expenses[7]	None

Total Annual Expenses	4.36%
Fee Waiver and Reimbursement[8]	(1.52)%

Total Annual Expenses (after fee waiver and reimbursement)[9]	2.84%

1.	The amounts shown in the table assume that the registration statement of which this prospectus forms a part is declared effective by the SEC and that the Fund sells $50.0 million worth of its shares of beneficial interest ratably during the twelve months following effectiveness of the registration statement, that the Fund’s net offering proceeds from such sales equal approximately $46.88 million, that the Fund’s average net assets during such period equal one-half of the net offering proceeds, or approximately $23.44 million, and that the Fund borrows funds equal to 25% of its average net assets during such period, or approximately $5.86 million. Actual expenses will depend on the number of shares the Fund sells in this offering and the amount of leverage it employs. If the Fund is unable to raise $50.0 million during the twelve months following effectiveness of the registration statement, its expenses as a percentage of the offering price would be significantly higher, to the extent applicable pursuant to the Expense Limitation Agreement. There can be no assurance that the Fund will sell $50.0 million worth of its common shares during the twelve months following effectiveness of the registration statement.
2.	Class Z shares are not subject to a contingent deferred sales charge.
3.	The SEC requires that the “management fees” percentage be shown as a percentage of net assets attributable to common shareholders, rather than total assets, including assets that have been funded with borrowed monies because common shareholders bear all of this cost. The management fee in the table above assumes borrowings to fund investments of approximately $5.86 million at the end of the first twelve months following effectiveness of the registration statement.
4.

The Fund may borrow funds to make investments, including before it has fully invested the initial proceeds of this offering. The costs associated with any such outstanding borrowings, as well as issuing and servicing debt securities or issuing preferred stock, would be indirectly borne by its investors. The figure in the table assumes the Fund borrows for investment purposes an amount equal to 25% of its average net assets (including such borrowed funds) during such period and that the annual interest rate on the amount borrowed is 3.0%. The Fund’s ability to incur leverage during the twelve months following effectiveness of the registration statement depends, in large part, on the amount of money the Fund is able to raise through the sale of shares registered in this offering and capital markets conditions. The Fund does not plan to issue preferred stock during the twelve months following effectiveness of the registration statement.
5.	Other expenses include accounting, legal and auditing fees, reimbursement of the compensation for administrative personnel, fees payable to the Fund’s independent trustees and expenses associated with the formation and qualification under the REIT rules of any REITs wholly-owned by the Fund, but does not include the operating expenses of the REITs wholly-owned by the Fund. The amount shown in the Fees and Fund Expenses table reflects the amount of all such other expenses expected to be incurred during the twelve months following effectiveness of the registration statement.
6.	Class Z shares are not subject to a Distribution Fee. See “Plan of Distribution.”
7.	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These indirect costs may include performance fees paid to the Acquired Fund’s adviser or its affiliates. It does not include brokerage or transaction costs incurred by the Acquired Funds. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund. We believe that the amounts under this line item will be less than 1 basis point. Therefore, any such estimated amounts are included in other expenses.
8.	The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including organizational and offering expenses, but excluding interest, dividend expenses on short sales, brokerage commissions, acquired fund fees and expenses, taxes and extraordinary expenses), to the extent that they exceed 1.75% per annum of the Fund’s average Daily Gross Assets for Class Z shares (the “Expense Limitation”). If the Fund incurs expenses excluded from the Expense Limitation Agreement, the Fund’s expense ratio would be higher and could exceed the Expense Limitation. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date of the reimbursement; and (2) the reimbursement may not be made if it would cause the Expense Limitation as of the time of waiver to be exceeded. The Expense Limitation Agreement will remain in effect at least until one year after the effective date of this registration statement unless and until the Board approves its modification or termination. The Expense Limitation Agreement may be terminated only by the Board. There can be no assurance that the Expense Limitation Agreement will be renewed. After the expiration of the Expense Limitation Agreement, the agreement may be renewed at the discretion of the Adviser and the Board. See “Management of the Fund.”

The Expense Limitation Agreement provides that the Fund will carry forward the amount of any foregone fees or “other expenses” paid, absorbed or reimbursed by the Adviser (the “Excess Expenses”), for a period not to exceed three years from the end of the fiscal quarter in which such fees are foregone or expense is incurred by the Adviser (the “Recoupment Period”) and that the Adviser is entitled to recoup from the Fund the amount of such Excess Expenses during the Recoupment Period to the extent that such recoupment does not cause the Fund’s “other expenses” plus recoupment to exceed the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement. The Adviser will not seek to recoup Excess Expenses if the then current distribution rate to shareholders is less than the distribution rate to shareholders in effect at the time the Excess Expenses were paid by the Adviser.

9.	The value included in the “Total Annual Expenses” line item corresponds to the Expense Limitation pursuant to the Expense Limitation Agreement. The value in the “Fees and Fund Expenses” table is presented as a percentage of net assets, while the Expense Limitation, pursuant to the Expense Limitation Agreement, is calculated based on average Daily Gross Assets, but converted and expressed as a percentage of net assets for purposes of the fees and fund expenses table presentation.

The Fees and Fund Expenses Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “Plan of Distribution – Purchasing Shares” starting on page 59 of this prospectus. More information about management fees, fee waivers and other expenses is available in “Management of the Fund” starting on page 43 of this prospectus.

EXAMPLE

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return. The example reflects total annual expenses after fee waivers and expense reimbursements for the one-year period and the first year of the three-, five-, and ten-year periods:

Example	1 Year	3 Years	5 Years	10 Years
Class Z Shares	$29	$118	$209	$442

The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

If shareholders request repurchase proceeds be paid by wire transfer, such shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by DST, currently $10.00. The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly. There can be no assurance that the Expense Limitation Agreement will be renewed. In the event the Expense Limitation Agreement is terminated by either party, investors will likely bear higher expenses.

FINANCIAL HIGHLIGHTS

Because the Fund is newly-formed and has no performance history as of the date of this prospectus, a financial highlights table for the Fund has not been included in this prospectus.

THE FUND

The Fund is a newly-organized, continuously offered, non-diversified, closed-end management investment company that intends to operate as an interval fund. The Fund was organized as a Delaware statutory trust on January 11, 2016 and has no operating history. The Fund’s principal office is located at 300 Crescent Court, Suite 700, Dallas, Texas 75201, and its telephone number is (972) 628-4100.

USE OF PROCEEDS

The net proceeds of the continuous offering of shares will be invested in accordance with the Fund’s investment objective and policies (as stated below) as soon as practicable after receipt. The Fund is not required to raise a minimum amount of proceeds from this offering in order to commence operations. The Fund will pay its organizational and offering expenses incurred with respect to its initial and continuous offering, less amounts advanced pursuant to the Expense Limitation Agreement. Pending investment of the net proceeds in accordance with the Fund’s investment objective and policies, the Fund will invest in money market or short-term, high quality fixed-income mutual funds. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Fund’s assets would earn interest income at a modest rate which may be less than the Fund’s distribution rate. Our distributions may exceed our earnings and profits, especially during any period before we have invested substantially all of the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. A return of capital is a return of your investment rather than a return of earnings or gains derived from our investment activities. Any invested capital that is returned to shareholders will be reduced by the Fund’s fees and expenses, as well as the applicable sales load, which is non-refundable.

INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES

Investment Objective and Policies

Investment Objective. The Fund’s investment objective is to seek long-term total return, with an emphasis on current income, by primarily investing in a broad range of private and public real estate-related debt, equity and preferred equity investments. There can be no assurance that the Fund will achieve this objective. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees without shareholder approval. Shareholders will, however, receive at least 60 days’ prior notice of any change in this investment objective.

Investment Strategy. The Fund will pursue its investment objective by investing, under normal circumstances, at least 80% of its assets in “real estate and real estate related securities” (as defined below). In particular, the Fund will pursue its investment objective by investing the Fund’s assets primarily in (1) CMBS and RMBS, (2) direct preferred equity and mezzanine investments in real properties (3) equity securities of public (both traded and non-traded) and private debt and equity REITs and/or REOCs and (4) opportunistic and value added direct real estate strategies (through a wholly-owned REIT).

Preferred equity and mezzanine investments in real estate transactions come in various forms which may or may not be documented in the borrower’s organizational documents. Generally, real estate preferred equity and/or mezzanine investments are typically junior to first mortgage financing but senior to the borrower’s or sponsor’s equity contribution. The investments are typically structured as an investment by a third-party investor in the real estate owner or various affiliates in the chain of ownership in exchange for a direct or indirect ownership interest in the real estate owner entitling it to a preferred/priority return on its investment. Sometimes, the investment is structured much like a loan where (i) “interest” on the investment is required to be paid monthly by the “borrower” regardless of available property cash flow; (ii) the entire investment is required to be paid by a certain maturity date; (iii) default rate “interest” and penalties are assessed against the “borrower” in the event payments are not made timely; and (iv) a default in the repayment of investment potentially results in the loss of management.

In addition, subject to the 15% Limitation and the 35% Limitation, the Fund may invest up to 20% of its total assets in equity or debt securities other than real estate and real estate related securities. The Adviser will evaluate each opportunity within the context of where the Adviser believes the various real estate subsectors are within the broader real estate cycle and tactically allocate among these opportunities. The Adviser has broad discretion to allocate the Fund’s assets among these investment categories and to change allocations as conditions warrant. Also, the Adviser will select investments it believes offer the best potential outcomes and relative risk to assemble the most appropriate portfolio to meet the risk-adjusted return goals of the Fund.

This portfolio construction strategy is designed to (i) recognize and allocate capital based upon where the Adviser believes we are in the current real estate cycle, and as a result (ii) minimize drawdowns during market downturns and maximize risk adjusted returns during all market cycles, though there can be no assurance that this strategy will achieve this objective. The Fund will seek to utilize debt at the Fund level to leverage its returns when the Adviser believes doing so would be accretive to returns. The Fund will rely on the expertise of the Adviser and its affiliates to determine the appropriate structure for structured credit investments, which may include, bridge loans, common and preferred equity or other debt-like positions, as well as the acquisition of such instruments from banks, servicers or other third parties.

The Fund defines “real estate and real estate related securities” to consist of common stock, convertible or non-convertible preferred stock, warrants, convertible or non-convertible secured or unsecured debt, and partnership or membership interests issued by:

•	CMBS, RMBS and other real estate credit investments, which include existing first and second mortgages on real estate, either originated or acquired in the secondary market, and secured, unsecured and/or convertible notes offered by REOCs and REITs;

•	Public REITs;

•	REOCs;

•	Private Real Estate Investment Funds;

•	Public Investment Funds;

•	Real estate ETFs; and

•	Non-Traded REITs and private REITs, generally wholly-owned by the Fund or wholly-owned or managed by an affiliate.

The Fund has not imposed limitations on the portion of its assets that may be invested in any of the other categories outlined above. The Fund, however, will limit its investments in Private Real Estate Investment Funds that are excluded from the definition of “investment company” under the 1940 Act by Section 3(c)(1) or Section 3(c)(7) of the 1940 Act to no more than 15% of its net assets. Such entities are typically private equity funds and hedge funds. The Fund will further limit its aggregate investments in issuers subject to the 15% Limitation as well as other private funds, private REITs and Private Real Estate Investment Funds to 35% of its net assets (the “35% Limitation”). For purposes of compliance with the 15% Limitation and the 35% Limitation, the Fund will not count its direct investments in wholly-owned subsidiaries but will look through such subsidiaries and count their underlying holdings. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests, and REOCs are companies that invest in real estate and whose shares trade on public exchanges. Foreign REIT equivalents are entities located in jurisdictions that have adopted legislation substantially similar to the REIT tax provisions in that they provide for flow-through tax treatment for the foreign REIT equivalent and require distributions of income to shareholders.

Leverage. The Fund anticipates incurring leverage as part of its investment strategy. The Fund will target overall leverage at 25% of the Fund’s total assets immediately after giving effect to such leverage, but may incur leverage up to 33.33% of the Fund’s total assets as permitted by the 1940 Act. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed. The Fund may also invest in Private Real Estate Investment Funds, Public REITs, REOCs and Non-Traded REITs, which may incur higher levels of leverage. Accordingly, the Fund through these investments may be exposed to higher levels of leverage than the Fund is permitted to, including a greater risk of loss with respect to such investments as a result of higher leverage employed by such entities.

In addition to any indebtedness incurred by the Fund, any subsidiary of the Fund, including a REIT subsidiary, may also utilize leverage, including by mortgaging properties held by special purpose vehicles, or by acquiring property with existing debt. Any such borrowings will generally be the sole obligation of each respective special purpose vehicle, without any recourse to any other special purpose vehicle, a REIT subsidiary, the Fund or its assets, and the Fund will not treat such non-recourse borrowings as senior securities (as defined in the 1940 Act) for purposes of complying with the 1940 Act’s limitations on leverage unless the financial statements of the special purpose vehicle, or the subsidiary of the Fund that owns such special purpose vehicle, will be consolidated in accordance with Regulation S-X and other accounting rules. If cash flow is insufficient to pay principal and interest on a special purpose vehicle’s borrowings, a default could occur, ultimately resulting in foreclosure of any security instrument securing the debt and a complete loss of the investment, which could result in losses to the REIT subsidiary and, therefore, to the Fund. To the extent that any subsidiaries of the Fund, including a REIT subsidiary, directly incur leverage in the form of debt (as opposed to non-recourse borrowings made through special purpose vehicles), the amount of such recourse leverage used by the Fund and such subsidiaries, including a REIT subsidiary, will be consolidated and treated as senior securities for purposes of complying with the 1940 Act’s limitations on leverage by the Fund.

Policies. The Fund’s SAI contains a list of all of the fundamental and non-fundamental investment policies of the Fund, under the heading “Investment Objective and Policies.”

Market Opportunity

Real estate markets are in the eighth year of a recovery in which prices in selected markets have more than doubled since the post-2008 lows. The Adviser believes certain real estate sectors are reaching the top of the cycle or have already hit the top. Capitalization rates, a valuation measurement that represents the unleveraged return that a purchaser of a commercial property expects to receive from such property, across sectors are at historic lows. Although outside factors such as Federal Reserve policy, foreign buyers and global fiscal policies may continue to exert artificial influence on capitalization rates, the Adviser believes capitalization rates will begin expanding in 2016 and 2017. The Adviser’s view is that in order to invest throughout a full real estate cycle and earn superior risk-adjusted total returns, it is necessary to tactically allocate investments among various real estate sectors and throughout the capital structure of a real estate investment. For example, the Adviser believes that as the cycle is moving past the Expansion phase and entering the Early Downturn phase (see chart below), a prudent allocation in real estate is to begin allocating more resources to credit investments. Alternatively, as the cycle begins to come out of the Full Downturn phase and enters the Recovery phase, more resources should be allocated to direct investments in real estate properties. In the opinion of the Adviser, a tactical approach leads to lower drawdowns, higher yields and ultimately, higher total returns, and allows an investor to invest in the real estate market without having to increase or decrease his or her exposure in various real estate investments to avoid the negatives of the real estate cycle while gaining exposure to the positives of the cycle. A tactical allocation potentially provides a “hedge” against changes in the real estate cycle.

REAL ESTATE CYCLE AND TARGET ALLOCATIONS(1)

Demand	Improving	Rising	Decreasing	Contracting	Improving	Rising

Supply	Low	Increasing	High	Low	Low	Increasing

Vacancy	Decreasing	Decreasing	Increasing	Increasing	Decreasing	Decreasing

Rent	Stabilizing	Above Avg.	Decreasing	Decreasing	Stabilizing	Above Avg.

Capital	Increasing	Aggressive	Scarce	Distressed	Increasing	Aggressive

(1) Management estimates and for illustrative purposes only				● Denotes where management estimates we are in the real estate cycle

Actively-Managed Liquid Real Estate Securities

Fears of broader equity market volatility, rising interest rates and historically high private market real estate asset values have created sizeable cracks in public REIT net asset values. Capitalization rates are currently lower than yields on long term investment grade corporate bonds, an occurrence not seen since 2006 – 2007. Meanwhile, private real estate funds are sitting on significant equity capital after record fundraising campaigns over the last several years. Amidst this backdrop of underlying discount to net asset values and robust private capital, the Adviser believes that (i) merger and acquisition activity will continue and persist over the medium term, (ii) opportunities to purchase traded REITs and source public and private debt will remain more attractive than purchasing property directly and (iii) in the near term, investors seeking exposure to real estate should allocate to defensive, risk adjusted strategies. Over the near term, the Adviser will seek to actively source and manage these opportunities on behalf of the Fund in such a way as to attempt to maximize risk adjusted yields and total return across a full real estate market cycle.

Because of the large discounts between what properties could be sold for in the private markets versus where they trade in the public markets, the Adviser believes a near term opportunity exists to purchase equity interests in all property types at large inherent discounts to what the ultimate fair value will be in the short term. The Adviser’s large and sophisticated equity team, which the Fund has access to through its Shared Services Agreement with Highland, has decades of expertise in identifying and executing deep value and value type investments. These resources may be utilized by the Fund to identify and profit from dislocations in the public equity REIT markets.

Actively-Managed Private Real Estate Securities

Although commercial property prices in selected markets have roughly doubled since their 2009 trough, the dislocation (or, mispricing of assets) in the real estate debt markets, which emerged as a by-product of the larger global credit crisis and the ensuing recession, continues to provide opportunities for sophisticated investor as borrowers are being held to stricter lending criteria. The ensuing gap between what lenders are willing to lend and what sponsors are willing to put up in equity capital, is also a byproduct of cyclical patterns and investors’ evolving return expectations – leveraged private investors can no longer easily expect to generate mid-to-high teen leveraged internal rates of return to hit or exceed return hurdles that allow sponsors to maximize their promote fees. Thus, the Adviser believes demand for real estate debt and preferred equity financing significantly outweighs the supply of such product, and that this imbalance creates inefficiency and provides the Fund an opportunity for attractive lending opportunities secured or supported by real estate asset values. Please see “—Investment Strategy” for a description of the types of preferred equity and mezzanine investments the Fund may make.

The Adviser expects these opportunistic investment opportunities to continue in both the private and public real estate markets, at least for the medium-term, and that the volume of potential deal flow is likely to be very material (based on the experience of the Adviser). In sum, the Fund will seek to allocate capital to each area of the market where dislocation is persisting and in the Adviser’s opinion, unwarranted. Additionally, the Adviser believes that as the real estate cycle nears the top of the Expansion phase and begins to enter the Early Downturn phase, there will be a convergence emerging between capitalization rates of core (high quality properties located in historically strong markets that generally do not require upgrades or renovations) and value add (properties that are high quality but whose value can increase through some event, such as upgrades or renovations) real estate assets that will allow the Fund to selectively and strategically find opportunities to purchase high quality core properties at capitalization rates similar to value add properties.

Investment Highlights

Fully Integrated Platform – One Sponsor. The Fund will have access to Highland and its affiliates, a fully integrated commercial finance, investment, management, and servicing platform. The resources available to the investment team provide the capability to pursue complex transactions in an efficient and expeditious manner and should enhance the Fund’s ability to engage in “one-off” opportunities due to Highland’s strong presence in the real estate sector. The investment approach is developed, executed and managed by a seasoned team of professionals that have generated superior returns in real estate investing, all under one platform. As a result, the Adviser is more accountable directly to the Fund and its shareholders by directly managing Fund investments in most cases while charging the Fund a single layer of fees (fees paid to entities managed by an affiliate will be rebated back to the Fund. See “Management of the Fund – Investment Adviser”).

Experienced Investment Team. The management team available to the Fund has an extensive history of underwriting, originating, purchasing, and servicing debt secured by commercial real estate and purchasing direct real estate investments. Highland is one of the most experienced global alternative credit managers. The firm invests in various credit and equity strategies through hedge funds, long-only funds, separate accounts, collateralized loan obligations (“CLOs,”), non-traded funds, publicly traded funds, closed-end funds, mutual funds and ETFs, and manages strategies such as distressed-for-control private equity, oil and gas, direct real estate, real estate credit and originated or structured real estate credit investments. Together with its affiliates, Highland had approximately $17.1 billion in assets under management as of March 31, 2016.

Reduced Exposure to Downturns. If the real estate markets deteriorate, the Adviser believes that its strategies should reduce the Fund’s exposure to market downturns. Through its preferred equity investments and direct real estate strategies (i.e., ownership through wholly-owned REITs), the Adviser believes that it should be able to eliminate the common equity investments in the underlying properties by taking control of the properties and owning the underlying assets at 60-80% of the improved cost, thereby creating a hedge against market downturns.

Strategy for All Market Cycles. The Fund’s strategy, as devised by the Adviser, is designed to produce potentially superior total returns, high yields and capital preservation overall market cycles; however, there is no guarantee that the Adviser will produce these results during all market conditions. The Adviser continuously analyzes the real estate markets, both geographically and across each sector, and determines where in the cycle each sector is. Based on this determination, the Adviser allocates capital to sectors and within the capital structure of real estate investments it deems will produce the best investment results. In this way, the Adviser attempts to limit drawdowns by creating a “hedge” when the real estate cycle is in a downturn.

Unique Market Opportunity for Liquid Real Estate Securities. The Adviser believes that the current confluence of significant private “dry powder” capital coupled with outsized historical discounts to underlying net asset values of public REITs presents a unique opportunity within a relatively short window. Additionally, the low capitalization rate environment and volume of refinancing transactions set to take place in the next few years will potentially allow the Fund to originate credit and preferred equity investments to high quality operators backed by high quality properties. The Fund’s investment approach will mirror the historic approach of its affiliate, Highland, and will include fundamental company analysis, with detailed property-level underwriting with particular attention to the management team’s capital allocation.

History as a Fiduciary. Highland and its affiliates have invested and managed substantial sums of equity capital from individual and institutional investors since its formation in 1993. In addition to making capital decisions to maximize returns for investors, Highland fosters a culture of fiduciary responsibility throughout the company. Highland has invested substantial sums directly in real estate and real estate credit investments. It has extensive experience in converting debt investments into equity and working out distressed real estate situations. These capabilities will be utilized for the benefit of the Fund. Members of the Fund’s management team also operate (1) an externally managed publicly traded REIT (NXRT), that manages a $1 billion portfolio of Class B, value add multifamily properties, (2) a non-traded REIT (NMCT) that invests tactically in multifamily properties and preferred equity investments with operators of multifamily properties, (3) a private REIT (NexPoint Real Estate Capital), which is wholly-owned by NHF, that originates preferred equity investments for entities that own real estate and (4) a private REIT (Freedom REIT), which is wholly-owned by NHF, that acquires direct interests in opportunistic real estate investments.

Access to a Large Institutional Investment Platform. Through Highland and its affiliates, the Fund has access to a fully integrated, broad institutional investment platform that, as of March 31, 2016, managed approximately $17.1 billion across multiple strategies and product types. Highland was founded in 1993 by James Dondero and Mark Okada. Highland’s position in the markets gives it access to unique sourcing opportunities for investments not typically available to retail investors in a registered fund product. Highland has trading, financing and banking relationships with the largest banks. As of March 31, 2016, the Adviser and its affiliates managed approximately $1.9 billion in real estate related assets. Through these investments, the Adviser has developed important relationships in the real estate industry across sectors as well as banking and financing relationships that may benefit the Fund. Highland operates its investment process on one platform, giving all funds managed by Highland access to the entire benefits and opportunities Highland and its affiliates have to offer. Additionally, through Highland, the Fund has access to an institutional class back office staff and top tier outside service providers, such as State Street, among others.

Investment Selection, Diversification and Criteria Used in Selecting Investments

Investment Selection. The Fund’s assets will be primarily public and private debt, equity and preferred equity investments, originated by the Adviser. The Adviser will source investments through its public and private market research and exposure, third party brokerages, current partners and financing intermediaries. The Fund expects that a majority of its private investments will be held in special purpose entities, which may be joint ventures with a third party (whether wholly owned or a joint venture, a “Subpartnership”) and managed by the Advisor or an affiliate of the Advisor. Performing debt and preferred equity investments will generally provide current income from periodic interest payments. There can be no assurance that any or all of the Fund’s investment strategies will be successful.

The Adviser will utilize the Highland platform as well as third party experts to continuously analyze the real estate markets to determine the point at which the real estate cycle is at any given moment. The Adviser cannot provide any assurance that its assessments of when real estate sectors are at the top or bottom will be correct or that it will accurately assess when the real estate cycle is moving between different phases. However, the Adviser believes that Highland’s position in various investment markets, its high quality investment staff, its access to third party research and other experts gives it an educated view on the real estate market.

Financing Strategy. The Fund anticipates incurring leverage as part of its investment strategy. The Adviser may elect for the Fund to obtain one or more credit facilities with financial institutions, which may be secured by the Fund’s investments. The intent of these borrowings will be to generate positive returns in excess of the costs associated with such borrowings. In addition, or alternatively, the Adviser may seek to leverage investments on a case-by-case basis. The Fund will target overall leverage at 25% of the Fund’s total assets immediately after giving effect to such leverage. The Fund is authorized to borrow money in connection with its investment activities, subject to the limits of the asset coverage requirement of the 1940 Act. The Fund also may borrow money to satisfy repurchase requests from Fund shareholders and to otherwise provide the Fund with temporary liquidity. The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time indebtedness occurs. This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness. Private and Public Real Estate Investment Funds, REITs and REOCs may utilize leverage in their investment activities. However, such entities’ borrowings are not subject to the asset coverage requirement of the Fund. Accordingly, the Fund, through its investments in such entities, may be exposed to the risk of leveraged investment programs. There can be no assurance that any or all of the Fund’s investment strategies will be successful.

Diversification of Asset Managers. On occasion, and when investing in private debt and/or equity, the Fund may identify and invest side-by-side with one or more unaffiliated asset managers in investment opportunities sourced by such manager with expertise in managing portfolios of real estate. Using information generally available to investors, the Adviser will evaluate asset managers based on their experience, track record, current portfolios, and ability to weather real estate cycles by employing effective risk management and mitigation strategies.

Other Information Regarding Investment Strategy. The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, consisting of money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective. The Adviser may invest the Fund’s cash balances in any investments it deems appropriate. The Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Adviser and the Fund’s portfolio managers are subjective.

The Fund has no intent to use leverage through the issuance of preferred shares during the next twelve months. However, the Board may decide to issue preferred shares in the future, subject to the asset coverage requirements of the 1940 Act, which generally require that a Fund have asset coverage of at least 300% of the issue size. The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares, as permitted under the 1940 Act. In addition, the Fund may be deemed to incur economic leverage embedded in instruments in which it may invest.

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. It is anticipated that the Fund’s portfolio turnover rate will ordinarily be between 25% and 75%. The portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. Although the Fund generally does not intend to trade for short-term profits, the Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates. See “Tax Status” in the Fund’s SAI.

There is no assurance what portion, if any, of the Fund’s investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions will be designated as qualified dividend income. See “U.S. Federal Income Tax Matters.”

Portfolio Investments

The Fund may invest in the following types of securities, subject to certain limitations as set forth below. The Fund is under no obligation to invest in any of these securities:

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. Common examples of mortgage backed securities include CMBS and RMBS. Mortgage-backed securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal before the security’s maturity date due to voluntary prepayments, refinancings, or foreclosures on the underlying mortgage loans. To the Fund this means a loss of anticipated interest and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall. Mortgage-backed securities also are subject to extension risk, which is when rising interest rates can cause mortgage-backed security’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This will increase a mortgage-backed security’s sensitivity to rising interest rates and its potential for price declines.

CMBS are a type of mortgage-backed security that is secured by a single commercial mortgage loan or a pool of commercial real estate loans. Like all mortgage-backed securities, CMBS are subject to all of the risks of the underlying mortgage loans. Because they are not standardized, CMBS can be difficult to value. Commercial real estate loans are secured by multifamily or commercial property and are subject to risks of delinquency and foreclosure. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating income of an income-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expenses or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, and changes in governmental rules, regulations and fiscal policies, including environmental legislation, natural disasters, terrorism, social unrest and civil disturbances.

RMBS are a type of mortgage backed security that is backed by mortgages on residential real estate. Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.

We may also invest in the residual or equity tranches of CMBS, which we refer to as subordinate CMBS and interest-only CMBS. Subordinate CMBSs are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payment on subordinate CMBSs will not be fully paid. There are multiple tranches of CMBS, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. The most senior tranche of a CMBS has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e. the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate. We expect our investments in subordinate CMBs will be subject to risks arising from delinquencies and foreclosures, thereby exposing our investment portfolio to potential losses. Subordinate securities of CMBSs are also subject to greater credit risk than those CMBSs that are more highly rated. We also may invest in interest-only multifamily CMBS issued by multifamily mortgage loan securitizations. However, these interest-only multifamily CMBS typically only receive payments of interest to the extent that there are funds available in the securitization to make the payment and may introduce increased risks since these securities have no underlying principal cash flows.

In the event of any default under a mortgage loan held by the Fund, the Fund will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan. Foreclosure of a mortgage loan can be an expensive and lengthy process that could have a substantial negative effect on anticipated returns on the foreclosed mortgage loan.

If the Fund makes or invests in mortgage loans and there are defaults under those mortgage loans, the Fund may not be able to repossess and sell the underlying properties in a timely manner. The resulting time delay could reduce the value of the investment in the defaulted mortgage loans.

Investments in commercial real estate loans are subject to changes in credit spreads. When credit spreads widen, the economic value of such investments decrease. Even though a loan may be performing in accordance with its loan agreement and the underlying collateral has not changed, the economic value of the loan may be negatively impacted by the incremental interest foregone from the widened credit spread.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the mortgage securities market as a whole. Mortgage-backed securities are also subject to several risks created through the securitization process. Subordinate mortgage-backed securities are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes delinquent loans, there is a risk that the interest payment on subordinate mortgage-backed securities will not be fully paid. Subordinate mortgage-backed securities are also subject to greater credit risk than those mortgage-backed securities that are more highly rated.

Real Estate Investment Trusts (REITs).

The Fund intends to invest in public (including non-traded REITs) and private REITs. When investing in private or non-traded REITs, the investments will be primarily in REITs wholly-owned by the Fund and managed by an affiliate or in REITs not wholly-owned by the Fund but managed by an affiliate. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs are subject to risks similar to those associated with direct ownership of real estate (including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities), as well as additional risks discussed below.

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. REITs are often leveraged or invest in properties that are themselves leveraged, exposing them to the risks of leverage generally. Among other things, leverage will generally increase losses during periods of real estate market declines.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

The Fund’s strategy for investing in publicly traded REITs is to take advantage of situations where the REIT is trading at a discount to the fair value of the REITs underlying properties as determined by the Adviser as well as gaining exposure to certain real estate sectors with an element of liquidity. The Fund may also invest in publicly traded REITs that are commonly referred to as “mortgage REITs” that invest in various debt investments collateralized or secured by real estate. The Fund will invest in publicly traded mortgage REITs to gain exposure to real estate credit investments that are trading at a discount to inherent value of the underlying debt, as determined by the Adviser.

Dividends paid by REITs will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. See “U.S. Federal Income Tax Matters.”

Exchange Traded Funds (“ETFs”).

Subject to the limitations on investment in other investment companies, the Fund may invest its assets in ETFs that invest primarily in real estate markets where investing directly would be cost prohibitive to the Fund or inefficient. ETFs, such as SPDRs, NASDAQ 100 Index Trading Stock (QQQs), iShares and various country index funds, are funds whose shares are traded on a national securities exchange or the National Association of Securities Dealers’ Automatic Quotation System (NASDAQ). Certain ETFs focus on the real estate sector and provide investors an opportunity to gain exposure to these sectors of the market. ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation baskets.” The investor purchasing a creation basket may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. An ETF’s investment objective may not be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index, and for these and other reasons the returns of an ETF may diverge significantly from the index which it is designed to track. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of an ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Closed-End Funds.

The Fund may invest its assets in “closed-end” investment companies (or “closed-end funds”) that invest, directly or indirectly, in real estate, especially where discounts to net asset values are present. A core strategy of the Fund is to take advantage of dislocations in various markets, as determined by the Adviser, where the Adviser believes a near-term catalyst exists for the discount to narrow.

The Fund generally will purchase shares of closed-end funds in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread paid to the underwriter, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

Private Real Estate Investment Funds and Public Investment Funds.

Although the Fund does not anticipate investing a large percentage of the Fund’s capital in unaffiliated Private Real Estate Investment Funds, the Adviser may allocate capital to these investments on an opportunistic basis. The Fund will limit its investments in Private Real Estate Investment Funds that are excluded from the definition of “investment company” under the 1940 Act by Section 3(c)(1) or Section 3(c)(7) of the 1940 Act to no more than 15% of its net assets. Such entities are typically private equity funds and hedge funds. The Fund will further limit its aggregate investments in issuers subject to the 15% Limitation as well as other private funds, private REITs and Private Real Estate Investment Funds to 35% of its net assets. For purposes of compliance with the 15% Limitation and the 35% Limitation, the Fund will not count its direct investments in wholly-owned subsidiaries but will look through such subsidiaries and count their underlying holdings. The Fund may also invest in Public Investment Funds that are trading at discounts to net asset values. Private Real Estate Investment Funds and Public Investment Funds may employ a wide variety of investment strategies, including:

•	Diversified Equities. A long/short investment strategy of investing in equity, equity-related and other securities.

•	Debt and Equity Opportunities. A long/short investment strategy in corporate debt and equity securities of leveraged companies and financially distressed firms and other investments.

•	Credit Opportunities. A long/short investment strategy in corporate debt and equity securities to capture credit opportunities in all market environments.

•	Structured Credit. A long/short investment strategy in structured mortgage-backed securities.

•	Managed Futures. A strategy that generates returns from convergent and divergent trends in the financial and currency futures markets.

Certain of the Private Real Estate Investment Funds in which the Fund may invest may compensate their management through asset-based fees of up to 2.0% of total assets and incentive allocations or fees of as much as 20% of such underlying fund’s net profits. The Fund, through its investments in such entities, would indirectly bear a portion of such expenses.

Real Estate Operating Companies.

The Fund intends to invest in REOCs. REOCs are companies that invest in real estate and whose shares trade on public exchanges. The market value of REOC shares and the ability of REOCs to distribute income may be adversely affected by the same factors as those described above for REITs. However, REOCs differ from REITs in that dividends received by REOC shareholders are taxed similar to dividends of a standard corporation, REOCs have less investment limitations and investments can be funded with internally generated funds without penalty (i.e., forfeiting tax advantages), and REOCs do not need to hire outside management for certain assets such as hotels.

RISK FACTORS

An investment in the Fund’s shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a complete investment program. Before investing in the Fund you should consider carefully the following risks the Fund faces through its direct investments in real estate related securities. The risks set out below are not the only risks the Fund faces, but they are the principal risks associated with an investment in the Fund as well as generally associated with investment in a fund with investment objectives, investment policies, capital structure or trading markets similar to the Fund’s. Additional risks and uncertainties not currently known to the Fund or that are currently immaterial also may materially adversely affect the Fund’s business, financial condition and/or operating results. If any of the following events occur, the Fund’s business, financial condition and results of operations could be materially adversely affected.

Substantial Conflicts of Interest. NexPoint Advisors, L.P. and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Fund. For the purposes of this section, the term “Highland” shall include the Adviser and its affiliated investment advisors, including Highland Capital Management, L.P. and its affiliates. In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Fund’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from the Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

Highland has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. Highland has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, Highland furnishes advisory services to numerous clients in addition to the Fund, and Highland may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that have performance or higher fees paid to Highland or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Fund. In addition, Highland, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, Highland includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

The Adviser, its affiliates or their partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business, including accounts managed by an investment adviser affiliated with the Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, pursuant to policies and procedures adopted by the Adviser and its advisory affiliates that are designed to manage potential conflicts of interest, which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Funds and such other clients or may involve a rotation of opportunities among the Funds and such other clients. The Fund will only make investments in which the Adviser or an affiliate hold an interest to the extent permitted under the 1940 Act and SEC staff interpretations or pursuant to the terms and conditions of the exemptive order received by the Adviser and certain funds affiliated with the Fund, dated April 19, 2016. For example, exemptive relief is not required for the Fund to invest in syndicated deals and secondary loan market transactions in which the Adviser or an affiliate has an interest where price is the only negotiated point. The order applies to all “Investment Companies,” which includes future closed-end investment companies registered under the 1940 Act that are managed by the Adviser, which includes the Fund. The Fund, therefore, may in the future invest in accordance with the terms and conditions of the exemptive order. To mitigate any actual or perceived conflicts of interest, allocation of limited offering securities (such as IPOs and registered secondary offerings) to principal accounts that do not include third party investors may only be made after all other client account orders for the security have been filled. However, there can be no assurance that such policies and procedures will in every case ensure fair and equitable allocations of investment opportunities, particularly when considered in hindsight.

Conflicts may arise in cases when clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients own private securities or obligations of an issuer and other clients may own public securities of the same issuer. In addition, one or more clients may invest in securities, or other financial instruments, of an issuer that are senior or junior to securities, or financial instruments, of the same issuer that are held by or acquired for, one or more other clients. For example, if such issuer encounters financial problems, decisions related to such securities (such as over the terms of any workout or proposed waivers and amendments to debt covenants) may raise conflicts of interests. In such a distressed situation, a client holding debt securities of the issuer may be better served by a liquidation of the issuer in which it may be paid in full, whereas a client holding equity securities of the issuer might prefer a reorganization that holds the potential to create value for the equity holders. In the event of conflicting interests within an issuer‘s capital structure, Highland will generally pursue the strategy that Highland believes will maximize value for Highland accounts overall (without regard to the nature of the accounts involved or fees received from such accounts). This strategy may be recommended by one or more Highland investment professionals. A single person may represent more than one part of an issuer’s capital structure. The recommended course of action will be presented to the conflicts committee for final determination as to how to proceed. Highland may elect, but is not required, to assign different teams to make recommendations for different parts of the capital structure as the conflicts committee determines in its discretion. In the event any Highland personnel serve on the board of the subject company, they generally recuse themselves from voting on any board matter with respect to a transaction that has an asymmetrical impact on the capital structure. Highland personnel board members may still make recommendations to the conflicts committee. If any such persons are also on the conflicts committee, they may recuse themselves from the committee’s determination. A portfolio manager with respect to any applicable Highland registered investment company clients (“Retail Accounts”) participates in such discussions, but makes an independent determination as to which course of action he or she determines is in the best interest of the applicable Retail Accounts. Highland may use external counsel for guidance and assistance.

The Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage potential conflicts of interest involving clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.

Another type of conflict may arise if one client account buys a security and another client sells or shorts the same security. Currently, such opposing positions are generally not permitted within the same account without prior trade approval by the Adviser’s Chief Compliance Officer. However, a portfolio manager may enter into opposing positions for different clients to the extent each such client has a different investment objective and each such position is consistent with the investment objective of the applicable client. In addition, transactions in investments by one or more affiliated client accounts may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of other client accounts.

Because certain client accounts may have investment objectives, strategies or legal, contractual, tax or other requirements that differ (such as the need to take tax losses, realize profits, raise cash, diversification, etc.), an affiliated advisor may purchase, sell or continue to hold securities for certain client accounts contrary to other recommendations. In addition, an affiliated advisor may be permitted to sell securities or instruments short for certain client accounts and may not be permitted to do so for other affiliated client accounts.

As a result of the Fund’s arrangements with Highland, there may be times when Highland, the Adviser or their affiliates have interests that differ from those of the Fund’s shareholders, giving rise to a conflict of interest. The Fund’s officers serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund does, or of investment funds managed by the Adviser or its affiliates. Similarly, the Adviser or its affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund or its shareholders. For example, the Fund’s officers have, and will continue to have, management responsibilities for other investment funds, accounts or other investment vehicles managed or sponsored by the Adviser and its affiliates. The Fund’s investment objective may overlap, in part or in whole, with the investment objective of such affiliated investment funds, accounts or other investment vehicles, including, but not limited to, Freedom REIT and NexPoint Real Estate Capital, Inc., which are subsidiaries of NHF, NXRT, a REIT that has its shares listed on the NYSE, and NMCT, a real estate company that intends to elect to be taxed as a REIT that commenced operations on March 24, 2016. Freedom REIT is a Delaware limited liability company organized on September 17, 2012 to invest capital for NHF. As a result, those individuals may face conflicts in the allocation of investment opportunities among the Fund and other investment funds or accounts advised by or affiliated with the Adviser. The Adviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, the Fund can offer no assurance that such opportunities will be allocated to it fairly or equitably in the short-term or over time. See “Conflicts of Interest” for a discussion of our Adviser’s allocation policy.

In addition, it is anticipated that at least some portion of the private and Non-Traded REITs in which the Fund will invest may include Non-Traded REITs sponsored, organized and managed by Highland and its affiliates and private REITs wholly-owned by the Fund and managed by an affiliate or not wholly-owned by the Fund but managed by an affiliate. Such investments are inherently subject to conflicts of interest as a result of the fact that James Dondero, who serves as President of and a portfolio manager for the Fund, Brian Mitts, who serves as Chief Financial Officer and Vice President of the Fund, and Matthew McGraner, who serves as a portfolio manager for the Fund, have ownership interests in entities advised by Highland or its affiliates. The Fund will seek to mitigate such conflicts by requiring that the independent trustees of the Fund periodically review the Fund’s investments in such Non-Traded REITs and private REITs and reaffirm that such investments remain in the Fund’s best interests and in the best interests of its shareholders. The Fund intends to limit its investments in such entities to the extent necessary to qualify as a RIC for tax purposes. In general, and subject to certain exceptions not applicable here, a RIC is not permitted to invest more than 25% of its total assets in any one issuer, or in any two or more issuers which the taxpayer controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. The Adviser may effect client cross-transactions where it causes a transaction to be effected between the Fund and another client advised by the Adviser or any of its affiliates. The Adviser may engage in a client cross-transaction involving the Fund any time that the Adviser believes such transaction to be fair to the Fund and the other client of the Adviser or its affiliates.

As further described below, the Adviser may effect principal transactions where the Fund may make and/or hold an investment, including an investment in securities, in which the Adviser and/or its affiliates have a debt, equity or participation interest, in each case in accordance with applicable law, which may include the Adviser obtaining the consent and approval of the Fund prior to engaging in any such principal transaction between the Fund and the Adviser or its affiliates.

The Adviser may direct the Fund to acquire or dispose of investments in cross trades between the Fund and other clients of the Adviser or its affiliates in accordance with applicable legal and regulatory requirements. In addition, to the extent permitted by the 1940 Act and SEC staff interpretations, the Fund may make and/or hold an investment, including an investment in securities, in which the Adviser and/or its affiliates have a debt, equity or participation interest, and the holding and sale of such investments by the Fund may enhance the profitability of the Adviser’s own investments in such companies.

CEF Risk. The Fund is a CEF. CEFs differ from open-end management investment companies (commonly referred to as mutual funds) in that CEFs generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas CEFs generally can stay more fully invested in securities consistent with the CEF’s investment objective and policies. In addition, in comparison to open-end funds, CEFs have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

Debt Securities Risk. When the Fund invests in debt securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced or fluctuate more than other types of investments. The kind of market risk is generally greater for funds investing in debt securities with longer maturities. In the course of investing in such investments, we may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, we may be unable to enter into a transaction in a publicly-traded security for that issuer when it would otherwise be advantageous for us to do so. Alternatively, we may choose not to receive material nonpublic information about an issuer of such loans, with the result that we may have less information about such issuers than other investors who transact in such assets.

Non-Payment Risk. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Nonpayment would result in a reduction of income to the Fund, a reduction in the value of the security experiencing nonpayment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Moreover, as a practical matter, most borrowers cannot satisfy their debts by selling their assets. Borrowers pay their debts from the cash flow they generate. This is particularly the case for borrowers that are highly leveraged. If the borrower’s cash flow is insufficient to pay its debts as they come due, the borrower is far more likely to seek to restructure its debts than it is to sell off assets to pay its debts. Borrowers may try to restructure their debts either by seeking protection from creditors under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) or negotiating a work out. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a debt security. The agent generally is responsible for determining that the lenders have obtained a perfected security interest in the collateral securing the debt security. If a borrower files for protection from creditors under Chapter 11 of the Bankruptcy Code, the Bankruptcy Code will impose an automatic stay that prohibits the agent from liquidating collateral. The agent may ask the bankruptcy court to lift the stay. As a practical matter, the court is unlikely to lift the stay if it concludes that the borrower has a chance to emerge from the reorganization proceedings and the collateral is likely to hold most of its value. If the lenders have a perfected security interest, the debt security will be treated as a separate class in the reorganization proceedings and will retain a priority interest in the collateral. Chapter 11 reorganization plans typically are the product of negotiation among the borrower and the various creditor classes. Successful negotiations may require the lenders to extend the time for repayment, change the interest rate or accept some consideration in the form of junior debt or equity securities. A work out outside of bankruptcy may produce similar concessions by senior lenders.

Distribution Policy Risk. The Fund’s distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. A return of capital may also reduce a shareholder’s tax basis, resulting in higher taxes when the shareholder sells his or her shares, and may cause a shareholder to pay taxes even if he or she sells such shares for less than the original purchase price. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The initial distribution will be declared on a date determined by the Board. If the Fund’s investments are delayed, the initial distribution may consist principally of a return of capital. Pending the investment of the net proceeds in accordance with the Fund’s investment objective and policies, all or a portion of the Fund’s distributions may consist of a return of capital (i.e. from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

No Minimum Amount of Proceeds Required. The Fund is not required to raise a minimum amount of proceeds from this offering in order to commence operations. In order for the Fund to have viable operations, the Adviser believes the Fund will need to raise approximately $5 million in proceeds from this offering. There can be no assurance that the Fund will raise such amount in a timely manner. To the extent that the Fund is unable to raise such amount in a timely manner or at all, it would have a negative impact on the ability of the Fund to diversify its portfolio and meet the asset diversification requirements to qualify as a RIC under the Code.

Management Fee Risk. The management fee we pay to the Adviser is based on our Daily Gross Assets, as defined in the Investment Advisory Agreement. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because the management fee is based on our gross assets, our Adviser will benefit if and when we issue additional equity, incur debt or use leverage. The use of leverage will increase the likelihood of default under any credit facility or other debt instruments we enter into, which would disfavor the holders of our common stock, including investors in this offering.

Public and Private Investment Funds Risk. The Fund’s performance depends in part upon the performance of the Public and Private Investment Fund managers and their selected strategies, the adherence by such Public and Private Investment Fund managers to such selected strategies, the instruments used by such Public and Private Investment Fund managers and the Adviser’s ability to select Public and Private Investment Fund managers and strategies and effectively allocate Fund assets among them. Fund shareholders will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, which may include incentive allocations or fees and expenses at the Public or Private Investment Fund level.

The Fund is subject to, and indirectly invests in Public Investment Funds and Private Real Estate Investment Funds that are subject to risks associated with legal and regulatory changes applicable to financial institutions generally or to Public Investment Funds or Private Real Estate Investment Funds in particular. The Fund may not be able to invest in certain Public Investment Funds or Private Real Estate Investment Funds that are oversubscribed or closed, or the Fund may be able to allocate only a limited amount of assets to a Public Investment Fund or a Private Real Estate Investment Fund that has been identified as an attractive opportunity. The Fund’s investments in certain Public Investment Funds and Private Real Estate Investment Funds may be subject to lock-up periods, during which the Fund may not withdraw its investment. The Fund may invest indirectly a substantial portion of its assets in Public Investment Funds and Private Real Estate Investment Funds that follow a particular type of investment strategy, which may expose the Fund to the risks of that strategy. Many of the Fund’s assets will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. The Fund, upon its redemption of all or a portion of its interest in a Public Investment Fund or a Private Real Estate Investment Fund, may receive an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of.

Public Investment Fund and Private Real Estate Investment Fund returns may exhibit greater correlations among each other or with fixed-income or equity indices than anticipated by the Adviser, particularly during times of general market turmoil. Public and Private Investment Fund managers may invest the Public Investment Funds’ or the Private Real Estate Investment Funds’ assets in securities of non-U.S. issuers, including those in emerging markets, and the Fund’s assets may be invested in Public Investment Funds or Private Real Estate Investment Funds that may be denominated in non-U.S. currencies, thereby exposing the Fund to various risks that may not be applicable to U.S. securities. Public and Private Investment Fund Managers focus primarily on the real estate industry, which subjects Public Investment Funds and Private Real Estate Investment Funds, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. Public and Private Investment Fund Managers may focus on a particular country or geographic region, which may subject Public Investment Funds and Private Real Estate Investment Funds, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions.

Public Investment Fund managers may use derivatives for speculative or hedging purposes. Public Investment Fund managers may have limited operating histories upon which to evaluate their performance. Public Investment Funds may incur leverage for investment or other purposes, which may increase the volatility of the Public Investment Funds. Public Investment Fund managers may sell short securities held by Public Investment Funds, which presents the theoretical risk of unlimited loss because of increases in the market price of the security sold short, and the risk that Public Investment Funds’ short selling activities may be adversely affected by regulatory restrictions that may be imposed at any time. Public Investment Fund managers may invest the Public Investment Funds’ assets without limitation in restricted and illiquid securities. Public Investment Fund managers may invest the Public Investment Funds’ assets in equity securities without limitation as to market capitalization. Public Investment Funds may invest in equity securities issued by smaller capitalization companies, including micro-cap companies, the prices of which may be subject to erratic market movements.

Private Real Estate Investment Funds are not publicly traded and therefore are not liquid investments. Please see “Liquidity Risk” for a description of risks associated with illiquid securities. As a result, the Fund may consider information provided by the asset manager to determine the value of the Fund’s investment in the Private Real Estate Investment Fund. The valuation provided by an asset manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party. The Adviser will conduct reasonable due diligence to value securities and may also consider information provided by the Private Real Estate Investment Funds, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Adviser’s ability to value accurately the Fund’s shares. Private Real Estate Investment Funds that invest primarily in publicly traded securities are more easily valued.

In addition to valuation risk, shareholders of Private Real Estate Investment Funds are not entitled to the protections of the 1940 Act. For example, Private Real Estate Investment Funds need not have independent boards, may not require shareholder approval of advisory contracts, may leverage to an unlimited extent, and may engage in joint transactions with affiliates. As a result, Private Real Estate Investment Funds may make significant use of leverage, which has the potential to magnify losses versus funds that do not employ leverage. Please see “Leveraging Risk” below for a description of risks associated with the use of leverage. Additionally, Private Real Estate Investment Fund managers may have limited operating histories upon which to evaluate their performance, and some Private Real Estate Investment Fund managers may not be registered under the Advisers Act. Further, Private Real Estate Investment Fund managers may charge investors (such as the Fund) asset-based fees of up to 2.0% of total assets and incentive allocations or fees of as much as 20% of a Private Real Estate Investment

Fund’s net profits (or more in certain limited circumstances), which may create incentives for Private Real Estate Investment Fund managers to make investments that are riskier or more speculative than in the absence of these fees. These characteristics present additional risks, including the possibility of total risk of loss, for shareholders.

REIT Risk. REITs may be affected by changes in the real estate markets generally as well as changes in the values of the properties owned by the REIT or securing the mortgages owned by the REIT. REITs are dependent upon management skill and are not diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under the Code and to maintain an exemption under the 1940 Act. For example, because a REIT may acquire debt securities of issuers primarily engaged in or related to the real estate industry, it also could conceivably own real estate directly as a result of a default on such securities. Any rental income or income from the disposition of such real estate could adversely affect its ability to retain its tax status, which would have adverse tax consequences on its shareholders. Finally, certain REITs may be self-liquidating at the end of a specified term, and run the risk of liquidating at an economically inopportune time.

Non-Traded REIT Risk. Non-traded REITs are subject to the following risks in addition to those described in “REIT Risk.” Non-Traded REITs are subject to significant commissions, expenses, and organizational and offering costs that reduce the value of an investor’s (including the Fund’s) investment. Non-Traded REITs are not liquid, and investments in Non-Traded REITs may not be accessible for an extended period of time. Redemption programs offered by Non-Traded REITs may have significant restrictions, such as caps on the amount of shares that can be redeemed annually, limits on the amounts and sources of funds that may be used to fund redemptions and the ability of the REIT to suspend or terminate the program at its discretion. There is no guarantee of any specific return on the principal amount or the repayment of all or a portion of the principal amount invested in Non-Traded REITs. In addition, there is no guarantee that investors (including the Fund) will receive distributions. Distributions from Non-Traded REITs may be derived from sources other than cash flow from operations, including proceeds of the offering, from borrowings, or from the sale of assets. Payments of distributions from sources other than cash flow from operations will decrease or diminish an investor’s interest. Dividends paid by Non-Traded REITs may vary based on economic risks, geopolitical risks, changes in the real estate market, performance of the REIT, regulatory changes, and key personnel changes. Distributions from Non-Traded REITs can be suspended for a period of time or halted altogether.

Private REIT Risk. Private REITs are subject to the following risks in addition to those described in “Public and Private Real Estate Investment Fund Risk” and “REIT Risk.” Private REITs are typically smaller and financially less stable than Public REITs. Private REITS are unlisted, making them more difficult to value and trade. Moreover, private REITs generally are exempt from Securities Act registration and, as such, are not subject to the same disclosure requirements as Public REITs and Non-Traded REITs, which makes private REITs more difficult to evaluate from an investment perspective. In addition, Private REITs may not have audited financial statements.

ETF Risk. The value of ETFs can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. ETFs are traded similarly to stocks of individual companies. Although an ETF is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance of its index because of its operating expenses and other factors.

Mortgage Backed Securities Risk. Mortgage backed securities are bonds which evidence interests in, or are secured by, a single commercial or residential mortgage loan or a pool of commercial or residential mortgage loans. Accordingly, mortgage backed securities in which the Fund intends to invest are subject to all of the risks of the underlying mortgage loans. In a rising interest rate environment, the value of mortgage backed securities may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term investment. The value of mortgage backed securities may also change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the mortgage securities markets as a whole. In addition, mortgage backed securities are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, third party guarantees or other forms of credit support can reduce the credit risk. Mortgage backed securities are also subject to several risks created through the securitization process. Subordinate CMBSs are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payment on subordinate CMBSs will not be fully paid. Subordinate securities of CMBSs are also subject to greater credit risk than those CMBSs that are more highly rated. We also may invest in interest-only multifamily CMBS issued by multifamily mortgage loan securitizations. However, these interest-only multifamily CMBS typically only receive payments of interest to the extent that there are funds available in the securitization to make the payment and may introduce increased risks since these securities have no underlying principal cash flows. As a result, interest only CMBS possess the risk of total loss of investment in the event of prepayment of the underlying mortgages. We have not imposed a limit in the portion of our total assets that may be invested in interest-only multifamily CMBS.

Issuer Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole, for reasons related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Leverage Risk. The use of leverage, such as borrowing money to purchase securities, by the Fund or a Private Real Estate Investment Fund or a Public Investment Fund will magnify the Fund’s gains or losses. The use of leverage via short selling by a Private Real Estate Investment Fund or a Public Investment Fund will also magnify the Fund’s gains or losses. Generally, the use of leverage also will cause the Fund and a Private Real Estate Investment Fund or a Public Investment Fund to have higher expenses (especially interest and/or short selling-related dividend expenses) than those of funds that do not use such techniques. In addition, a lender to the Fund or a Private Real Estate Investment Fund or a Public Investment Fund may terminate or refuse to renew any credit facility. If the Fund or Private Real Estate Investment Fund or a Public Investment Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further reduce the amount of distributions available to Fund shareholders. The Fund’s investments in Public Investment Funds and REITs managed by affiliated or unaffiliated institutional asset managers may incur higher levels of leverage. Accordingly, the Fund, through these investments, may be exposed to higher levels of leverage than the Fund is permitted to, including a greater risk of loss with respect to such investments as a result of higher leverage employed by such entities.

Liquidity Risk. The Fund is a closed-end investment company structured as an “interval fund” and designed for long-term investors. Unlike many closed-end investment companies, the Fund’s shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the shares outstanding at NAV. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The Fund’s investments are also subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk. The Fund’s NAV changes daily based on the performance of the securities and other assets in which it invests. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests (directly or indirectly) may prove to be incorrect and may not produce the desired results. Additionally, the Adviser’s judgments about the potential performance of a particular asset class or securities in which the Fund invests may also prove incorrect and may not produce the desired results.

Market Risk. An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Medium and Small Capitalization Company Risk. The Fund will concentrate its investments in real estate related securities. Many issuers of real estate securities are medium or small capitalization companies which may be newly-formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies. This may cause the Fund’s NAV to be more volatile when compared to investment companies that focus only on large capitalization companies.

Generally, securities of medium and small capitalization companies are more likely to experience sharper swings in market values and are generally more volatile than those of larger companies. In addition, such securities generally trade in less liquid markets, in which it may be more difficult for the Adviser to sell and at prices that the Adviser believes appropriate. Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

New Offering with No Operating History. The Fund is a closed-end investment company with no history of operations. If the Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective. In addition, because the Fund is not required to raise a minimum amount of proceeds from this offering in order to commence operations, the Fund may experience high expenses, subject to the Fund’s Expense Limitation Agreement (see “Fees and Fund Expenses”), to the extent it is thinly capitalized.

Concentration in Real Estate Securities Risk. The Fund will not invest in real estate directly, but because the Fund will concentrate its investments in investment vehicles that invest principally in real estate and real estate related securities, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. Although the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership in real property. The value of the Fund’s shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general. There are also special risks associated with real estate operations generally, as described below:

•	Land. Land may be affected by development risks including insufficient tenant demand to build or construction delays as well as adverse changes in local and national economic and market conditions.

•	Development Issues. Certain real estate companies may engage in the development or construction of real estate properties. These companies in which the Fund invests (“portfolio companies”) are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly-developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.

•	Lack of Insurance. Certain of the portfolio companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect the Fund’s investment performance.

•	Dependence on Tenants. The value of the Fund’s portfolio companies’ properties and the ability to make distributions to their shareholders depend upon the ability of the tenants at their properties to generate enough income in excess of their operating expenses to make their lease payments. Changes beyond the control of our portfolio companies may adversely affect their tenants’ ability to make their lease payments and, in such event, would substantially reduce both their income from operations and ability to make distributions to our portfolio companies and, consequently, the Fund.

•	Financial Leverage. Real estate companies may be highly leveraged and financial covenants may affect the ability of real estate companies to operate effectively.

•	Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.

•	Financing Issues. Financial institutions in which the Fund may invest are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds, and can fluctuate significantly when interest rates change.

•	Current Conditions. The decline in the broader credit markets in recent years related to the sub-prime mortgage dislocation has caused the global financial markets to become more volatile and the United States homebuilding market has been dramatically impacted as a result. The confluence of the dislocation in the real estate credit markets with the broad based stress in the United States real estate industry could create a difficult operating environment for owners of real estate in the near term and investors should be aware that the general risks of investing in real estate may be magnified.

Recent instability in the United States, European and other credit markets also has made it more difficult for borrowers to obtain financing or refinancing on attractive terms or at all. In particular, because of the current conditions in the credit markets, borrowers may be subject to increased interest expenses for borrowed money and tightening underwriting standards. There is also a risk that a general lack of liquidity or other adverse events in the credit markets may adversely affect the ability of issuers in whose securities the Fund invests to finance real estate developments and projects or refinance completed projects.

For example, adverse developments relating to sub-prime mortgages have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for companies to obtain financing on attractive terms or at all so that they may commence or complete real estate development projects, refinance completed projects or purchase real estate. It also may adversely affect the price at which companies can sell real estate, because purchasers may not be able to obtain financing on attractive terms or at all. These developments also may adversely affect the broader economy, which in turn may adversely affect the real estate markets. Such developments could, in turn, reduce the number of real estate funds publicly-traded during the investment period and reduce the Fund’s investment opportunities.

Multifamily Real Estate Sector in General. While we intend to seek to diversify our investment portfolio among real estate sectors, we expect to invest a significant portion of our assets in investments in the multifamily real estate sector. Our business may be adversely affected by various operating risks common to the multifamily industry. We plan to invest in target assets, which are typically debt and preferred equity investments where the underlying real estate is comprised of multifamily properties. Multifamily properties have different economic characteristics than many other real estate assets. A typical office property, for example, has long-term leases with third-party tenants, which provides a relatively stable long-term stream of revenue. Multifamily properties, on the other hand, generate revenue from tenants that typically have short-term leases (generally one year or less in duration), which causes the rental rate and occupancy levels at multifamily properties to change frequently, and results in earnings that can be volatile.

In addition, our borrowers operating such multifamily properties will be subject to various operating risks common to the multifamily industry, including, among others, the following:

•	competition from other multifamily properties in the markets in which a borrower operates;

•	over-building of multifamily properties in the markets in which a borrower operates, which results in increased supply and will adversely affect occupancy and revenues at such borrower’s multifamily properties;

•	requirements for periodic capital reinvestment to repair and upgrade multifamily properties;

•	increases in operating costs due to inflation and other factors that may not be offset by increased rental rates;

•	changes in interest rates;

•	changes in the availability, cost, and terms of financing;

•	changes in governmental laws and regulations, fiscal policies, and zoning ordinances and the related costs of compliance with laws and regulations, fiscal policies, and ordinances;

•	adverse effects of international, national, regional and local economic and market conditions; and

•	risks generally associated with the ownership of multifamily properties and real estate, as discuss in some greater detail below.

The occurrence of any of the foregoing could adversely impact a borrower’s ability to successfully own and operate a multifamily that will be the primary source of repayment of our Investment. In addition, should we foreclose on an investment and acquire the underlying asset, we, as the multifamily operator, would be faced with these same risks.

Non-Diversification Risk. While the Adviser intends to invest in a number of real estate and real estate-related securities issued by different issuers and employ multiple investment strategies with respect to the Fund’s investment portfolio, it is possible that a significant amount of the Fund’s investments could be invested in the instruments of only a few companies or other issuers or that at any particular point in time one investment strategy could be more heavily weighted than the others. The focus of the Fund’s investment portfolio in any one issuer would subject the Fund to a greater degree of risk with respect to defaults by such issuer or other adverse events affecting that issuer, and the focus of the portfolio in any one industry or group of industries would subject the Fund to a greater degree of risk with respect to economic downturns relating to such industry or industries. The focus of the Fund’s investment portfolio in any one investment strategy would subject the Fund to a greater degree of risk than if the Fund’s investment portfolio were varied in its investments with respect to several investment strategies.

The Fund has instituted several levels of safeguards to ensure the Fund does not violate its fundamental policy not to invest 25% or more of the value of its total assets in any single industry or group of industries. The Adviser will monitor the Fund’s investments on a daily basis to ensure the Fund’s compliance with fundamental investment restrictions. In addition, in accordance with the Sub-Administration Agreement, State Street will monitor the Fund’s investments on a daily basis and provide monthly and quarterly reports to the Fund’s Board. At its quarterly meetings, the Board will review the State Street compliance reports and monitor the Fund’s investment activities. Although the Board will receive periodic compliance reports enabling it to monitor the Fund’s compliance with its fundamental investment restrictions, the Fund will hold the ultimate responsibility to comply with its fundamental investment policy.

Equity Securities Risk. The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, fundamental changes to the business, financial leverage, non-compliance with regulatory requirements and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Certain equity securities may decline in value even during periods when the prices of equity securities in general are rising, or may not perform as well as the market in general. In addition to these risks, preferred stock and convertible securities are also subject to the risk that issuers will not make payments on securities held by the Fund, which could result in losses to the Fund. The credit quality of preferred stock and convertible securities held by the Fund may be lowered if an issuer’s financial condition changes, leading to greater volatility in the price of the security. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of convertible securities also tends to fall when prevailing interest rates rise.

Preferred Securities Risk. Preferred securities are subject to credit risk and interest rate risk. Interest rate risk is, in general, that the price of a debt security falls when interest rates rise. Securities with longer maturities tend to be more sensitive to interest rate changes. Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Holders of preferred securities may not receive dividends, or the payment can be deferred for some period of time. In bankruptcy, creditors are generally paid before the holders of preferred securities.

Convertible Securities Risk. Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities. Convertible securities are similar to fixed-income securities because they usually pay a fixed interest rate (or dividend) and are obligated to repay principal on a given date in the future. The market value of fixed-income and preferred securities tends to decline as interest rates increase and tends to increase as interest rates decline. Convertible securities have characteristics of a fixed-income security and are particularly sensitive to changes in interest rates when their conversion value is lower than the value of the bond or preferred share. Fixed-income and preferred securities also are subject to credit risk, which is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Fixed-income and preferred securities also may be subject to prepayment or redemption risk. If a convertible security held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company’s common stock or cash or sell it to a third party at a time that may be unfavorable to the Fund.

In addition, the Fund may invest in fixed-income and preferred securities rated less than investment grade that are sometimes referred to as high yield or “junk bonds.” These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality securities. Such securities also may be subject to resale restrictions. The lack of a liquid market for these securities could decrease the Fund’s share price. Convertible securities have characteristics similar to common stocks especially when their conversion value is the same as the value of the bond or preferred share. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Derivatives Risk. While the Fund does not intend to invest in derivatives or utilize hedging strategies as a principal investment strategy, the Private Real Estate Investment Funds and Public Investment Funds in which the Fund invests will use derivatives (consisting of forwards, options, repurchase agreements, futures, warrants, and swaps) to enhance returns or hedge against market declines. A Private Real Estate Investment Fund’s or Public Investment Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events; changes in interest rates, inflation and deflation and changes in supply and demand relationships.

Short Sales Risk. Short selling involves selling securities that may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, because the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. The securities necessary to cover a short position may not be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. Short sales by the Fund that are not made “against the box” theoretically involve unlimited loss potential, since the market price of securities sold short may continuously increase.

Foreign Investment Risk. Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: political and economic developments – the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the United States; trading practices – government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the United States; availability of information – foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; and limited markets – the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile.

To the extent the Fund invests in investment vehicles that hold securities that are denominated in foreign currencies, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the United States or abroad. These currency movements may negatively impact the value of the Fund even when there is no change in the value of the security in the issuer’s home country.

The risks of foreign investments may be greater in developing or emerging market countries.

Other Investment Companies. The Fund may invest in the securities of other investment companies, which can include open-end funds, closed-end funds, unit investment Funds and business development companies to the extent that such investments are consistent with the Fund’s investment objectives and principal investment strategies and permissible under the 1940 Act. The Fund does not consider investments in other investment companies for purposes of satisfying its 80% asset test described under “Investment Objectives and Policies.” Under one provision of the 1940 Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company. Other provisions of the 1940 Act are less restrictive, provided that the Fund is able to meet certain conditions. These limitations do not apply to the acquisition of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all of the assets of another investment company.

Securities Lending Risk. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned should the borrower of the securities fail financially while the loan is outstanding. In addition, voting rights with respect to loaned securities generally pass to the borrower. The Fund, as the lender, retains the right to recall the loans and obtain the return of the securities loaned in order to vote the loaned securities. However, in many circumstances the Fund may be unable to recall the securities in time to vote or may determine that the benefits to the Fund of voting are outweighed by the indirect or direct costs of such a recall. In these circumstances, loaned securities may be voted or not voted in a manner adverse to the best interests of the Fund. All of the aforementioned risks may be greater for Non-U.S. Securities.

These lending transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Fund is delayed in or prevented from recovering the collateral. In addition, any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required to pay or cause to be paid to such borrower or another entity an amount equal to such shortfall in cash. The Fund generally accepts cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or sovereign debt as collateral for these lending transactions, although in the future may accept other types of collateral.

Repurchase Policy Risks. Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowings will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing net investment income. To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its gross assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV.

Repurchase of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio, to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

The Fund’s quarterly repurchase offers are a shareholder’s only means of liquidity with respect to his or her shares. The shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future.

Risks Relating to Fund’s Tax Status. To remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source of income, asset diversification and annual distribution requirements. Very generally, in order to qualify as a RIC, the Fund must derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stock or other securities. In some cases, if the Fund fails to meet these income requirements at the end of a taxable year, it will be able to cure such failure by paying a Fund-level tax to avoid the loss of its RIC status; such tax could be substantial. The Fund must also meet certain asset diversification requirements at the end of each quarter of each of its taxable years. Failure to meet these diversification requirements on the last day of a quarter will result in the Fund’s loss of RIC status, unless it is able to cure such failure, for instance, by disposing of certain investments, including at disadvantageous times and prices, and, in some cases, by paying a Fund-level tax.

In addition, in order to be eligible for the special tax treatment accorded RICs, the Fund must meet the annual distribution requirement, requiring it to distribute with respect to each taxable year at least 90% of the sum of its “investment company taxable income” (generally-its taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and its net tax-exempt income (if any), to its shareholders. Because the Fund currently maintains a credit facility, a margin facility, and may use additional debt financing in the future, the Fund is subject to certain asset coverage ratio requirements under the Investment Company Act that could, under certain circumstances, restrict the Fund from making the distributions necessary to satisfy this annual distribution requirement and to avoid corporate-level U.S. federal income or excise taxes. Any taxable income (including net long-term capital gains) that the Fund is unable to distribute will be subject to corporate-level tax at regular corporate rates. Further, if the Fund fails to meet the annual distribution requirement or either of the RIC qualification requirements in respect of a taxable year and is ineligible to or otherwise does not cure such failure for any such year, all of its taxable income regardless of whether timely distributed to shareholders will be subject to corporate-level tax and all of its distributions from earnings and profits (including from net long-term capital gains) will be taxable to shareholders as ordinary income.

In any such event, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on the Fund and its shareholders. In addition, in some cases, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions in order to re-qualify as a RIC.

RIC-Related Risks of Investments Generating Non-Cash Taxable Income. Certain of the Fund’s investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects that a substantial portion of its investments in loans and other debt obligations will be treated as having “market discount” and/or “original issue discount” for U.S.

federal income tax purposes, which, in some cases, could be significant. Because the Fund may be required to recognize income in respect of these investments before or without receiving cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income or excise taxes. Accordingly, the Fund may be required to sell portfolio securities, including at potentially disadvantageous times or prices, raise additional debt or equity capital, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates portfolio securities to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net long-term or short-term capital gains from such liquidation transactions, its shareholders may receive larger capital gain or ordinary dividends, respectively, than they would in the absence of such transactions.

REIT Tax Risk for REIT Subsidiaries. We intend to form one or more subsidiaries that will elect to be taxed as REITs beginning with the first year in which they commence material operations. In order for each subsidiary to qualify and maintain its qualification as a REIT, it must satisfy certain requirements set forth in the Code and Treasury Regulations that depend on various factual matters and circumstances. The Fund and the Adviser intend to structure each REIT subsidiary and its activities in a manner designed to satisfy all of these requirements. However, the application of such requirements is not entirely clear, and it is possible that the Internal Revenue Service (“IRS”) may interpret or apply those requirements in a manner that jeopardizes the ability of such REIT subsidiary to satisfy all of the requirements for qualification as a REIT.

If a REIT subsidiary fails to qualify as a REIT for any taxable year and it does not qualify for certain statutory relief provisions, it will be subject to U.S. federal income tax on its taxable income at corporate rates. In addition, it will generally be disqualified from treatment as a REIT for the four taxable years following the year of losing its REIT status. Losing its REIT status will reduce its net earnings available for investment or distribution to stockholders because of the additional tax liability. In addition, distributions to stockholders will no longer qualify for the dividends paid deduction, and the REIT subsidiary will no longer be required to make distributions. If this occurs, such REIT subsidiary might be required to borrow funds or liquidate some investments in order to pay the applicable tax.

To obtain the favorable tax treatment afforded to REITs under the Code, among other things each REIT subsidiary generally will be required each year to distribute to its stockholders at least 90% of its REIT taxable income determined without regard to the dividends-paid deduction and excluding net capital gain. To the extent that it does not distribute all of its net capital gains, or distributes at least 90%, but less than 100%, of its REIT taxable income, as adjusted, it will have to pay a corporate-level tax on amounts retained. Furthermore, if it fails to distribute during each calendar year at least the sum of (a) 85% of its ordinary income for that year, (b) 95% of its capital gain net income for that year, and (c) any undistributed taxable income from prior periods, it would have to pay a 4% nondeductible excise tax on the excess of the amounts required to be distributed over the sum of (a) the amounts that it actually distributed and (b) the amounts it retained and upon which it paid income tax at the corporate level. These requirements could cause it to distribute amounts that otherwise would be spent on investments in real estate assets, and it is possible that the REIT subsidiary might be required to borrow funds, possibly at unfavorable rates, or sell assets to fund the required distributions.

In order to qualify as a REIT, not more than 50% of the value of a REIT subsidiary’s shares of stock may be owned, directly or indirectly, through the application of certain attribution rules under the Code, by any five or fewer individuals, as defined in the Code to include specified entities, during the last half of any taxable year other than the REIT subsidiary’s first taxable year (the “50% Test”). For purposes of the 50% Test, the REIT subsidiary will “look through” to the beneficial owners of the Fund’s shares. Accordingly, if five or fewer individuals or certain specified entities during the last half of any calendar year own, directly or indirectly, more than 50% of the REIT subsidiary’s shares through the Fund, then the REIT subsidiary’s qualification as a REIT could be jeopardized. The Adviser intends to monitor all purchases and transfers of a REIT subsidiary’s shares and the Fund’s shares by regularly reviewing, among other things, ownership filings required by the federal securities laws to monitor the beneficial ownership of a REIT subsidiary’s shares to ensure that the REIT subsidiary will meet and will continue to meet the 50% Test. However, the Adviser may not have the information necessary for it to ascertain with certainty whether or not a REIT subsidiary satisfies the 50% test and may not be able to prevent a REIT subsidiary from failing the 50% Test. If a REIT subsidiary fails to satisfy the requirements related to the ownership of its outstanding capital stock, the REIT subsidiary would fail to qualify as a REIT and the REIT subsidiary would be required to pay U.S. federal income tax on its taxable income, and distributions to its shareholders would not be deductible by it in determining its taxable income.

Operational and Technology Risk. The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Fund and its shareholders, despite the efforts of the Fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems of the Fund, the Fund’s service providers, counterparties, or other market participants or data within them (a “cyber-attack”).

Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the Fund’s operations.

Cyber-attacks, disruptions, or failures that affect the Fund’s service providers or counterparties may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. For example, the Fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyberattacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund’s NAV, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Fund or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs.

While the Fund and its service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future.

Similar types of operational and technology risks are also present for issuers of the Fund’s investments, which could have material adverse consequences for such issuers, and may cause the Fund’s investments to lose value. In addition, cyber-attacks involving a Fund counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Funds being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Fund cannot directly control any cybersecurity plans and systems put in place by its service providers, Fund counterparties, issuers in which the Fund invests, or securities markets and exchanges.

MANAGEMENT OF THE FUND

The Fund is a party to contractual arrangements with various parties, including, among others, the Adviser, the Distributor, the fund administrator, and the transfer agent, who provide services to the Fund. Shareholders are not parties to, or intended (“third-party”) beneficiaries of, any such contractual arrangements, and such contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund. Neither this prospectus, nor the related statement of additional information, is intended, or should be read, to be or to give rise to an agreement or contract between the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Trustees and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. On March 22, 2016, the Fund held its organizational meeting of the Board, and at such meeting, the Board ratified the appointment of the following five trustees (each, a “Trustee”): Dr. Bob Froehlich, John W. Honis, Timothy K. Hui, Ethan Powell (Chairman) and Bryan A. Ward. Therefore, the Board is comprised of five Trustees. The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund’s investment adviser. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Management” in the SAI.

Investment Adviser

NexPoint Advisors, L.P., which serves as the investment adviser of the Fund, is registered with the SEC as an investment adviser under the Advisers Act and is an affiliate of Highland. James Dondero, along with Mark Okada, founded the parent of the Adviser in April 1993. The Adviser also externally manages NHF, a registered closed-end fund whose shares trade on the New York Stock Exchange, NexPoint Capital, Inc., a non-traded business development company and the following registered closed-end funds that intend to operate as interval funds but have not yet commenced operations: NDYF, NEMO, NHOF, NLAF, NDSF and NMAF. A wholly-owned subsidiary of the Adviser, NexPoint Real Estate Advisors, L.P., manages NXRT, a publicly-traded REIT whose shares trade on the NYSE. The Adviser’s senior management team has experience across private lending, private equity, real estate investing and other investment strategies. Collectively, the Adviser’s affiliates manage approximately $17.1 billion in assets as of March 31, 2016, including approximately $1.9 billion in real estate related assets. The Adviser is controlled by James Dondero by virtue of his control of its general partner, NexPoint Advisors GP, LLC.

Under the general supervision of the Board, the Adviser will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, and determine which securities should be purchased, sold or exchanged. In addition, the Adviser will supervise and provide oversight of the Fund’s service providers. The Adviser, through a Shared Services Agreement with Highland, will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund. The Adviser will compensate all Adviser personnel who provide services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Investment Advisory Agreement a monthly management fee computed at the annual rate of 1.25% of the Daily Gross Assets of the Fund. The Adviser may employ research services and service providers to assist in the Adviser’s market analysis and investment selection.

A discussion regarding the basis for the Board’s initial approval of the Fund’s Investment Advisory Agreement will be available in the Fund’s initial semi-annual report or annual report to shareholders, whichever comes first.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding interest, dividend expenses on short sales, brokerage commissions, acquired fund fees and expenses, taxes and extraordinary expenses), to the extent that they exceed 1.75% per annum of the Fund’s average Daily Gross Assets for Class Z shares (the “Expense Limitation”). If the Fund incurs expenses excluded from the Expense Limitation Agreement, the Fund’s expense ratio would be higher and could exceed the Expense Limitation. In consideration of the

Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date of the reimbursement; and (2) the reimbursement may not be made if it would cause the Expense Limitation as of the time of waiver to be exceeded. The Expense Limitation Agreement will remain in effect at least until one year after the effective date of this registration statement unless and until the Board approves its modification or termination. The Expense Limitation Agreement may be terminated only by the Board. After the expiration of the Expense Limitation Agreement, the agreement may be renewed at the discretion of the Adviser and the Board.

REITs wholly-owned by the Fund will have separate investment advisory agreements with the Adviser. To the extent fees are paid to the Adviser by these entities, such fees will be offset against fees otherwise payable by the Fund to the Advisor, such that shareholders of the Fund will only be subject to one layer of fees to the Adviser. Notwithstanding this arrangement, the Fund and its shareholders will indirectly bear the expenses associated with forming such entities, non-advisory fees paid by such entities (if any) and operating expenses, including maintaining their REIT qualification. The Fund may invest in funds not managed by an affiliate of the Adviser (including closed-end funds, ETFs, private funds, externally managed traded and non-traded REITs, etc.), in which case two layers of fees will be paid by the Fund.

Portfolio Managers

James Dondero and Matthew McGraner will serve as the portfolio managers and will be primarily responsible for the day-to-day management of the Fund.

Mr. Dondero is also the co-founder and President of Highland Capital Management, founder and President of NexPoint Advisors, L.P., Chairman of the board of directors, Chief Executive Officer and member of the investment committee of NXRT, President of NexPoint Capital, President of NMCT, director for American Banknote Corporation, director for Metro-Goldwyn-Mayer, Chairman of the board of directors for Cornerstone Healthcare, Chairman of the board of directors for CCS Medical, and Chairman of NexBank, an affiliated bank that is majority owned by Mr. Dondero. Mr. Dondero has over 30 years of experience investing in credit and equity markets and has helped pioneer credit asset classes. Prior to founding Highland Capital Management in 1993, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes mortgage-backed securities, investment grade corporates, leveraged bank loans, high-yield bonds, emerging market debt, real estate, derivatives, preferred stocks and common stocks. From 1985 to 1989, he managed approximately $1 billion in fixed income funds for American Express. Mr. Dondero received a BS in Commerce (Accounting and Finance) from the University of Virginia, and is a Certified Managerial Accountant and a Chartered Financial Analyst.

Mr. McGraner serves as a Managing Director at Highland, Chief Investment Officer and a member of the investment committee of NXRT, Chief Investment Officer and Executive Vice President of NMCT and Chief Investment Officer and Executive Vice President of NexPoint Hospitality Trust, Inc. Mr. McGraner joined Highland in May 2013. With over eight years of real estate, private equity and legal experience, his primary responsibilities are to lead the strategic direction and operations of the real estate platform at Highland, as well as source and execute investments, manage risk and develop potential business opportunities, including fundraising, capital markets transactions and joint ventures. Mr. McGraner also is a licensed attorney and was formerly an associate at Jones Day, with a practice primarily focused on private equity, real estate and mergers and acquisitions. Mr. McGraner has led the acquisition and financing of over $1.5 billion of real estate and advised on $16.3 billion of mergers and acquisitions and private equity transactions. Mr. McGraner received a BS from Vanderbilt University and JD from Washington University School of Law.

The SAI provides additional information about the Fund’s portfolio managers’ compensation, other accounts managed and ownership of Fund shares.

Transfer Agent and Fund Administrator

DST serves as the transfer agent of the Fund. State Street serves as the Fund’s Administrator.

Custodian

State Street, with principal offices at 200 Clarendon Street, 16th Floor Boston, MA 02116, telephone (877) 665-1287, serves as custodian for the securities and cash of the Fund’s portfolio. Under a Custodian Agreement, State Street holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Fund Expenses

The Adviser is obligated to pay expenses associated with providing the services stated in the Investment Advisory Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Adviser is obligated to pay the fees of any Trustee of the Fund who is affiliated with it. The Adviser will provide such services either directly or through a Shared Services Agreement with Highland.

The Fund pays all other expenses incurred in the operation of the Fund, which consist of (i) expenses for legal and independent accountants’ services, (ii) costs of printing proxies, share certificates, if any, and reports to shareholders, (iii) charges of the custodian and transfer agent in connection with the Fund’s distribution reinvestment policy, (iv) fees and expenses of independent Trustees, (v) printing costs, (vi) membership fees in trade associations, (vii) fidelity bond coverage for the Fund’s officers and Trustees, (viii) errors and omissions insurance for the Fund’s officers and Trustees, (ix) brokerage costs, (x) taxes, (xi) costs associated with the Fund’s quarterly repurchase offers, (xii) servicing fees and (xiii) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund. The expenses incident to the offering and issuance of shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the shares.

Assuming the Fund sells all of the securities registered in this offering within three years of the effective date of the registration statement of which this prospectus forms a part, it is estimated that the Fund’s other operating expenses will be approximately $1.5 million annually, which includes offering costs but does not include advisory fees, shareholder servicing fees or interest expense. In addition, this estimate does not take into account the effect, if any, of the Expense Limitation Agreement between the Fund and the Adviser. However, no assurance can be given, in light of the Fund’s investment objective and policies and the fact that the Fund’s offering is continuous and shares are sold on an ongoing basis that actual annual operating expenses will not be substantially more or less than this estimate. In addition, there can be no assurance that the Fund will sell all or substantially all of the securities registered in this offering.

The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. Costs incurred in connection with the organization of the Fund, estimated at $53,817 will be borne by the Fund’s shareholders as an expense of the Fund. The Fund will pay organizational costs and offering expenses incurred with respect to the offering of its shares from the proceeds of the offering, less amounts advanced under the Expense Limitation. For tax purposes, offering costs cannot be deducted by the Fund or the Fund’s shareholders. Therefore, for tax purposes, the expenses incident to the offering and issuance of shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the shares

The Investment Advisory Agreement authorizes the Adviser to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer will be paid in compliance with the Fund’s procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

Control Persons

A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. As of the date of this prospectus, the Fund could be deemed to be under control of the Adviser, which had voting authority with respect to approximately 100% of the value of the outstanding interests in the Fund on such date. However, it is expected that once the Fund commences investment operations and its shares are sold to the public that the Adviser’ s control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders.

DETERMINATION OF NET ASSET VALUE

The net asset value (or NAV) of shares of the Fund is determined daily, as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time) on each day that the NYSE is open for business. Each Class Z share will be offered at net asset value. During the continuous offering, the price of the shares will increase or decrease on a daily basis according to the net asset value of the shares.

The Fund uses the following valuation methods to determine either current market value for investments for which market quotations are available or, if not available, the fair value, as determined in good faith pursuant to policies and procedures approved by the Board:

•	The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, or for over-the-counter securities, the Investment Adviser utilizes, when available, pricing quotations from principal market makers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party pricing services or broker-dealer sources.

•	Dividends declared but not yet received, and rights in respect of securities which are quoted ex-dividend or ex-rights, will be recorded at the fair value thereof, as determined by the Adviser, which may (but need not) be the value so determined on the day such securities are first quoted ex-dividend or ex-rights.

•	Listed options, or over-the-counter options for which representative brokers’ quotations are available, will be valued in the same manner as listed or over-the-counter securities as hereinabove provided. Premiums for the sale of such options written by the Trust will be included in the assets of the Fund, and the market value of such options shall be included as a liability.

•	The Fund’s non-marketable investments for which market quotations are not readily will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board. Pursuant to the Fund’s pricing procedures, securities for which market quotations are not readily available may include securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund). Swaps and other derivatives would generally fall under this category.

When determining the fair value of an asset, the Adviser will seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value determinations are based upon all available factors that the Adviser deems relevant. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, fair value pricing may not reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

Private Real Estate Investment Funds and Non-Traded REITs will be difficult to value, particularly to the extent that their underlying investments are not publicly traded. In the event a Non-Traded REIT does not report a value to the Fund on a timely basis, the Adviser, acting under the supervision of the Board and pursuant to policies implemented by the Board, will determine the fair value of the Fund’s investment based on the most recent value reported by the Non-Traded REIT, as well as any other relevant information available at the time the Fund values its investments. Following procedures adopted by the Board, in the absence of specific transaction activity in a particular investment fund, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund’s investment at the net asset value reported by the Non-Traded REIT at the time of valuation or to adjust the value to reflect a premium or discount.

The Adviser will provide the Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuation problems that have arisen, if any.

CONFLICTS OF INTEREST

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”, if any). The Adviser has adopted policies and procedures and has structured its portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts. These policies and procedures generally require that the Adviser distribute investment opportunities among client accounts in a fair and equitable manner (i.e., on a pro rata basis, relative to the size of the order) and seek best execution for securities transactions executed on the Fund’s behalf.

If a potential investment is appropriate for either the Fund or another entity managed by the Adviser or its affiliates, such as NexPoint Multifamily Capital Trust, Inc., NexPoint Residential Trust, Inc., NexPoint Real Estate Capital, Inc. or Freedom REIT, the Adviser and its affiliates have an allocation policy that provides that opportunities will be allocated among those accounts for which participation in the respective opportunity is considered most appropriate, taking into account, among other considerations with respect to any real estate investments:

First, the allocation policy looks to the investment objectives of the funds managed by the Adviser and its affiliates. To the extent the opportunity is consistent with the investment objectives of more than one fund managed by the Adviser and its affiliates, the allocation policy then looks to other factors, such as:

•	which fund has available cash (including availability under lines of credit) to acquire the investment;

•	whether there are any positive or negative income tax effects on any of the funds relating to the purchase;

•	whether the investment opportunity creates geographic, asset class or tenant concentration / diversification concerns for any of the funds;

•	how the investment size, potential leverage, transaction structure and anticipated cash flows affect each fund, including earnings and distribution coverage; and

•	whether one or more of the funds has an existing relationship with the tenant(s), operator, facility or system associated with the investment, or a significant geographic presence that would make the investment strategically more important.

The Adviser will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with its internal conflict of interest and allocation policies. The Adviser will seek to allocate investment opportunities among such entities in a manner that is fair and equitable over time and consistent with its allocation policy. However, there is no assurance that such investment opportunities will be allocated to the Fund fairly or equitably in the short-term or over time and there can be no assurance that the Fund will be able to participate in all such investment opportunities that are suitable for it. Please see “Risk Factors—Conflicts of Interest” for a description of risks associated with conflicts of interest.

Below are policies and procedures developed by Highland and the Adviser to address various conflicts of interest that may involve the fund.

Affiliated Services

In situations where Highland and/or its affiliates, including, without limitation, any of their respective employees, provide services (including servicing as an officer or director) to various companies in which the Fund has an interest, the relevant employee(s) must promptly notify Highland’s Chief Compliance Officer of the activity prior to commencement of the service. All compensation in whatever form, including any non-cash compensation such as restricted shares, attributable to the Fund’s interest in such companies must be immediately paid to the Fund in proportion to the Fund’s relative ownership of such companies as of the date paid.

Portfolio Management

The Adviser’s policies also require the Adviser and its personnel to (i) ensure that the investment advice provided to the Fund is suitable to the Fund’s investment objectives, needs and circumstances; (ii) ensuring fair and equitable allocations of investment opportunities among the Fund and the Adviser’s other advisory clients and in the aggregation of orders; and (iii) trading for the Fund only on an agency basis.

The portfolio managers and their teams are responsible for the monitoring and positioning of the investments of the Fund. This includes the evaluation of a variety of factors affecting each investment such as industry and currency risks, concentration and liquidity and the suitability of the investment for the Fund.

The Adviser will not consider (i) performance fees or differences in management fees between accounts in determining allocations, (ii) direct and indirect ownership of the Adviser or its affiliates or employees in an account in determining allocations, and (iii) relative performance of accounts in determining allocations.

Capital Structure Conflicts

Conflicts may arise in cases when the Fund invests in different parts of an issuer’s capital structure, including circumstances in which one or more advisory clients of Highland or the Adviser own private securities or obligations of an issuer and other clients may own public securities of the same issuer. As discussed above, in the event of conflicting interests within an issuer’s capital structure, Highland will generally pursue the strategy that Highland believes will maximize value for Highland advised accounts overall (without regard to the nature of the accounts involved or fees received from such accounts):

(i)	This strategy may be recommended by one or more investment professionals of Highland or the Adviser;

(ii)	A single person may represent more than one part of an issuer’s capital structure;

(iii)	The recommended course of action will be presented to the Adviser’s conflicts committee (the “Conflicts Committee”) for final determination as to how to proceed. The Adviser may elect, but is not required, to assign different teams to make recommendations for different parts of the capital structure as the Conflicts Committee determines in its discretion. In the event any personnel of Highland or the Adviser serve on the Board of the subject company, they should recuse themselves from voting on any Board matter with respect to a transaction that has an asymmetrical impact on the capital structure;

(iv)	personnel of Highland or the Adviser that serve as board members may still make recommendations to the Conflicts Committee; and

(v)	If any such persons are also on the Conflicts Committee, they may recuse themselves from the Committee’s determination. Highland and the Adviser may use external counsel for guidance and assistance.

Investment Negotiation

Whenever an investment professional proposes to negotiate a term other than price for an investment (including any amendments), he/she must check to see if the investment (or any other position in the issuer’s capital structure) is held (or proposed to be invested) in both retail and institutional accounts. If the investment is held in both retail and institutional accounts, that person must contact the Adviser’s Chief Compliance Officer for guidance:

(i)	The transaction is generally permitted if all accounts are in the same part of the capital structure and participate in the investment pro rata.

(ii)	Alternatively, a “Chinese Wall” between retail/institutional investment decision-making must be imposed.

Affiliated Transactions and Cross Trading

In order to ensure that any proposed affiliated transactions are consistent with applicable law and the governing documents of the relevant client accounts of Highland or the Adviser, advance approval of the Adviser’s Chief Compliance Officer must be obtained prior to effecting or otherwise engaging in the affiliated transaction or arrangement that involves any clients or portfolio companies.

In addition, any cross trades made by Fund shall also comply with the policy outlined below.

Prior to executing any cross trade involving the Fund, the employee(s) recommending the transaction will be responsible for preparing a Cross Trade Compliance Form (the “Form”), which is intended to help ensure that all cross trades are executed in full compliance with Highland’s or the Adviser’s fiduciary duties and applicable Advisers Act and 1940 Act provisions, including, but not limited to, Rule 17a-7 thereunder. Set forth below is a summary of the Form requirements and the compliance procedures with respect to cross trades and principal trades:

(i)	Each portfolio manager (or other investment professional) recommending the trade shall determine in general with respect to a transaction that its client would not be disfavored by the transaction, that the transaction is in the best interests of its client, and that the transaction is otherwise consistent with Highland’s or the Adviser’s fiduciary duties (including the duty to obtain best execution) to such client. The employee must indicate on the Form the reasons why the proposed transaction is suitable for each account and affirm certain other representations.

(ii)	The investment professional that monitors the issuer of the security or asset being transferred shall certify that all material information regarding the issuer has been made available to the portfolio manager(s) in connection with their decision to enter into the trade.

(iii)	If the pricing support includes fair valued or third party pricing service marks, a member of Highland’s valuation team shall confirm that the pricing support for the trade is accurate. With respect to any cross trade involving the Fund, all pricing support is required to be consistent with the minimum requirements set forth in Rule 17a-7 under the 1940 Act.

(iv)	The Chief Compliance Officer or other designated member of Highland’s compliance team shall review the proposed trade and confirm that the trade complies with Highland’s policies and that such trade is not a principal trade.

Highland and the Adviser believe these policies and procedures are reasonably designed to prevent violations of the federal securities laws with respect to the conflicts identified above.

QUARTERLY REPURCHASES OF SHARES

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).

Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their shares and the “Repurchase Request Deadline,” which is the date the repurchase offer ends. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The time between the notification to shareholders and the Repurchase Request Deadline is generally 30 days, but may vary from no more than 42 days to no less than 21 days. Payment pursuant to the repurchase will be made by checks to the shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

Determination of Repurchase Offer Amount

The Board, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. However, investors should not rely on repurchase offers being made in amounts in excess of 5% of Fund assets.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

Notice to Shareholders

Approximately 30 days (but no less than 21 days and more than 42 days) before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information shareholders should consider in deciding whether or not to tender their shares for repurchase. The notice also will include detailed instructions on how to tender shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”), which will be no more than seven days after the Repurchase Pricing Date. The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call (844) 485-9167 to learn the NAV. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the shareholder’s address of record, or credited directly to a predetermined bank account on the Repurchase Payment Deadline. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Board may, but is not required to, authorize the Fund to repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.

Contingent Deferred Sales Charge (“CDSC”)

Class Z shares will not be subject to a CDSC.

Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

Liquidity Requirements

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline. The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

Consequences of Repurchase Offers

Repurchase offers will typically be funded from available cash or sales of portfolio securities. Payment for repurchased shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Fund’s NAV.

Repurchase of the Fund’s shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of shares by the Fund will be a taxable event to shareholders.

The Fund is intended as a long-term investment. The Fund’s quarterly repurchase offers are a shareholder’s only means of liquidity with respect to his or her shares. Shareholders have no rights to redeem or transfer their shares, other than limited rights of a shareholder’s descendants to redeem shares in the event of such shareholder’s death pursuant to certain conditions and restrictions. The shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future.

DISTRIBUTION POLICY

The Fund’s distribution policy is to make monthly distributions to shareholders. The Fund’s Board has the ultimate discretion as to whether such distributions will be in stock or in cash. If, for any distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of the distribution, then assets of the Fund will be sold and the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets).

This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund which, over time, would increase the Fund’s expense ratio and decrease returns of shareholders. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The initial distribution will be declared on a date determined by the Board. If the Fund’s investments are delayed, the initial distribution may consist principally of a return of capital.

Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested in additional shares of the Fund. See “Distribution Reinvestment Policy.”

The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Fund’s shareholders each period.

Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax basis in the shares. Returns of capital reduce a shareholder’s tax cost (or “tax basis”). Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. As required under Section 19(a) of the 1940 Act, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income. Additionally, each distribution payment will be accompanied by a written statement which discloses the source or sources of each distribution. The IRS requires you to report these amounts, excluding returns of capital, on your income tax return for the year declared. The Fund will provide disclosures, with each distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

The Board reserves the right to change the monthly distribution policy from time to time.

DISTRIBUTION REINVESTMENT POLICY

The Fund will operate under a distribution reinvestment policy administered by DST (the “Agent”). Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in shares of the Fund.

Shareholders automatically participate in the distribution reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Agent in writing at NexPoint Real Estate Strategies Fund, c/o DST Systems, Inc., P.O. Box 219630, Kansas City, MO 64121-9630. Such written notice must be received by the Agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the distribution reinvestment policy. Under the distribution reinvestment policy, the Fund’s Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the Agent, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly-issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share.

The Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the distribution reinvestment policy. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. The Agent will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the distribution reinvestment policy, the Agent will administer the distribution reinvestment policy on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the distribution reinvestment policy.

Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the distribution reinvestment policy, nor shall they have any duties, responsibilities or liabilities except as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. See “U.S. Federal Income Tax Matters.”

The Fund reserves the right to amend or terminate the distribution reinvestment policy. There is no direct service charge to participants with regard to purchases under the distribution reinvestment policy; however, the Fund reserves the right to amend the distribution reinvestment policy to include a service charge payable by the participants.

All correspondence concerning the distribution reinvestment policy should be directed to the Agent at NexPoint Real Estate Strategies Fund, c/o DST Systems, Inc., P.O. Box 219630, Kansas City, MO 64121-9630. Certain transactions can be performed by calling the toll free number (844) 485-9167.

U.S. FEDERAL INCOME TAX MATTERS

The following briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund’s shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Code existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors such as those holding shares in a tax deferred account such as an IRA or 401(k) plan. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to elect to be treated and to qualify each year for taxation as a RIC under Subchapter M of the Code. In order for the Fund to qualify as a RIC, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on RICs, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements.

The Fund intends to make distributions of investment company taxable income after payment of the Fund’s operating expenses no less frequently than annually. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the distribution reinvestment policy. For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the policy in additional shares of the Fund. Distributions of the Fund’s investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to shareholders as capital gains, regardless of the length of time shares have been held by shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder of the Fund (assuming the shares are held as a capital asset). A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction. There can be no assurance as to what portion of Fund dividend payments may be classified as qualifying dividends. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends or return of capital distributions) will be made as of the end of the Fund’s taxable year. Generally, no later than 60 days after the close of its taxable year, the Fund will provide shareholders with a written notice designating the amount of any capital gain distributions and any other distributions.

If you sell, exchange or otherwise dispose of any of your shares of the Fund (including (i) exchanging them for shares of another eligible Fund as described in “Exchange of Shares” below or (ii) through a redemption) you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such shares of the Fund and the amount you receive upon disposition of such shares. If you hold your shares as capital assets, any such gain or loss will be long-term capital gain or loss if you have held (or are treated as having held) such shares for more than one year at the time of sale. All or a portion of any loss you realize on a taxable sale or exchange of your shares of a Fund will be disallowed if you acquire other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

In addition, any loss realized upon a taxable sale or exchange of Fund shares held (or deemed held) by you for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by you with respect to those shares.

The Fund will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on January 11, 2016. The Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of shares. The Fund does not intend to hold annual meetings of its shareholders.

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value. The Fund offers three different classes of shares: Class A, Class C and Class Z shares. Class A and Class C shares are offered through separate prospectuses. The Fund has received exemptive relief from the SEC to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal charges (See IC Release No. 28908, September 22, 2009). An investment in any share class of the Fund represents an investment in the same assets of the Fund.

Holders of shares will be entitled to the payment of dividends when, as and if declared by the Board. The Fund currently intends to make dividend distributions to its shareholders after payment of Fund operating expenses including interest on outstanding borrowings, if any, no less frequently than quarterly. Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested for shareholders in additional shares of the same class of the Fund. See “Distribution Policy.” The 1940 Act may limit the payment of dividends to the holders of shares.

Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the shares. The Declaration of Trust provides that the Fund’s shareholders are not liable for any liabilities of the Fund. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund generally will not issue share certificates. However, upon written request to the Fund’s transfer agent, a share certificate may be issued at the Fund’s discretion for any or all of the full shares credited to an investor’s account. Share certificates that have been issued to an investor may be returned at any time. The Fund’s transfer agent will maintain an account for each shareholder upon which the registration of shares are recorded, and transfers, permitted only in rare circumstances, such as death or bona fide gift, will be reflected by bookkeeping entry, without physical delivery. The transfer agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

The following table shows the amounts of Fund Shares that have been authorized and are outstanding as of June 30, 2016:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Excluding Amount Shown Under (3)
Shares of Beneficial Interest	Unlimited	None	5,087.5

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board, and could have the effect of depriving the Fund’s shareholders of an opportunity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation.

PLAN OF DISTRIBUTION

Highland Capital Funds Distributor, Inc., located at 200 Crescent Court, Suite 700, Dallas, Texas 75201, serves as the Fund’s principal underwriter, within the meaning of the 1940 Act, and acts as the distributor of the Fund’s shares on a reasonable efforts basis, subject to various conditions. The Fund’s shares are offered for sale through the Distributor at NAV plus the applicable sales load. The Distributor also may enter into selected dealer agreements with other broker dealers for the sale and distribution of the Fund’s shares. The Fund’s continuous offering is expected to continue in reliance on Rule 415 under the Securities Act until the earlier of the date the Fund has sold 50,000,000 shares or two years from the date the registration statement, of which this prospectus is a part, which may be extended by the Fund’s board of trustees. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its reasonable efforts to sell the shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market marker in Fund shares.

Additional Broker Dealer Compensation

The Adviser or its affiliates, in the Adviser’s discretion and from their own resources (which may include the Adviser’s legitimate profits from the advisory fee it receives from the Fund), may pay additional compensation to brokers or dealers in connection with the sale and distribution of Fund shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a broker’s or dealer’s registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker’s or dealer’s registered representatives. The Additional Compensation may differ among brokers or dealers in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments. The payment of Additional Compensation may also have the effect of increasing the Fund’s assets under management, which would increase management fees payable to the Adviser. There is no limit on the amount of additional compensation paid by the Adviser or its affiliates, subject to the limitations imposed by FINRA.

Prior to the initial public offering of shares, the Adviser purchased $101,750 in shares of the Fund, which amount meets the net worth requirements of Section 14(a) of the 1940 Act.

Purchasing Shares

Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors may buy and sell shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if their account is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary.

By Mail

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to NexPoint Real Estate Strategies Fund to:

Regular Mail

NexPoint Real Estate Strategies Fund

c/o DST Systems, Inc.

P.O. Box 219630

Kansas City, MO 64121-9630

Express Mail

NexPoint Real Estate Strategies Fund

c/o DST Systems, Inc.

430 W. 7th Street

Kansas City, MO 64105

All checks must be in US Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $500. To prevent check fraud, the Fund will neither accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares, nor post-dated checks, post-dated on-line bill pay checks, or any conditional purchase order or payment.

It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

By Wire – Initial Investment

To make an initial investment in the Fund, the transfer agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the transfer agent. Upon receipt of the completed account application, the transfer agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at (844) 485-9167 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds. The bank should transmit funds by wire to:

ABA #: (number provided by calling toll-free number above)

Credit: DST Systems, Inc.

Account #: (number provided by calling toll-free number above)

Further Credit:

NexPoint Real Estate Strategies Fund

(shareholder registration)

(shareholder account number)

By Wire – Subsequent Investments

Before sending a wire, investors must contact the transfer agent to advise them of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund, and its agents, including the transfer agent and custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Automatic Investment Plan – Subsequent Investments

You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $50 on specified days of each month into your established Fund account. Please contact the Fund at (844) 485-9167 for more information about the Fund’s Automatic Investment Plan.

By Telephone

Investors may purchase additional shares of the Fund by calling (844) 485-9167. If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. Banking information must be established on the account prior to making a purchase. Orders for shares received prior to 4 p.m. Eastern time will be purchased at the appropriate price calculated on that day.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

In compliance with the USA Patriot Act of 2001, DST will verify certain information on each account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call DST at (844) 485-9167 for additional assistance when completing an application.

If DST does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

Exchange of Shares

Shareholders of the Fund whose shares are repurchased during a Repurchase Offer may exchange those shares for shares of the same share class of any other closed-end fund managed by the Adviser or its affiliates or of any series within Highland Funds I or Highland Funds II. As of the date of this Prospectus, no other daily NAV closed-end funds are available for shareholders to exchange. Such exchanges will be effected at the daily NAV per share, such exchanges will be available during all Repurchase offer periods, subject to the limitations set forth below. Call (844) 485-9167 for the prospectus of the fund being purchased, including applicable investment minimums, and read it carefully before investing.

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, the Fund may reject any exchange request for any reason, including if it does not think that the exchange is in the best interests of the Fund and/or its shareholders. The Fund may also terminate your exchange privilege if the Adviser determines that your exchange activity is likely to adversely impact its ability to manage the Fund or if the Fund otherwise determines that your exchange activity is contrary to its short-term trading policies and procedures.

Unless you are a tax-exempt investor or your account is part of a tax-deferred retirement account or other tax-advantaged arrangement, an exchange is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes. See “U.S. Federal Income Tax Matters.” To exchange by telephone, call (844) 485-9167. Please have your account and taxpayer identification number available when calling.

Financial Consultants – Subsequent Investments

Investors may purchase additional shares of the Fund by contacting their financial consultants, such as a broker or investment adviser, and such intermediaries can arrange additional purchases for them.

Purchase Terms

Class Z shares will be sold at the prevailing NAV per Class Z share and are not subject to any upfront sales charge. The Class Z shares are not subject to a Distribution Fee, a CDSC or a monthly shareholder servicing fee. Class Z shares may only be available through certain financial intermediaries. Because the Class Z shares of the Fund are sold at the prevailing NAV per Class Z share without an upfront sales charge, the entire amount of your purchase is invested immediately. However, Class Z shares require a minimum investment of $100,000 and a minimum subsequent investment in any amount. The Fund reserves the right to waive minimum investment amounts.

LEGAL MATTERS

Certain legal matters regarding the validity of the shares offered hereby have been passed upon for the Fund by Richards, Layton & Finger, P.A., One Rodney Square, 920 North King Street, Wilmington, Delaware 19801. Certain legal matters in connection with the shares have been passed upon for the Fund by Morris, Manning & Martin, LLP, 1600 Atlanta Financial Center 3343 Peachtree Road, NE Atlanta, GA 30326.

REPORTS TO SHAREHOLDERS

The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, a shareholder must call (844) 485-9167 to discontinue householding and request individual copies of these documents. Once the Fund receives notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been appointed the independent registered public accounting firm for the Fund. The audited financial statements of the Fund as of and for the period ended June 9, 2016 included in the Statement of Additional Information have been so included in reliance on the report of KPMG LLP, independent registered public accounting firm, given on the authority of the firm as experts in auditing and accounting. KPMG LLP is located at Two Financial Center, 60 South Street, Boston, Massachusetts 02111.

ADDITIONAL INFORMATION

The prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333-209022). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.

PRIVACY NOTICE

FACTS	WHAT DOES NEXPOINT REAL ESTATE STRATEGIES FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	• Social Security number • Assets • Retirement Assets • Transaction History • Checking Account Information	• Purchase History • Account Balances • Account Transactions • Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons NexPoint Real Estate Strategies Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NexPoint Real Estate Strategies Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes – to offer our products and services to you	No	We don’t share

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions? Call (844) 485-9167

Who we are

Who is providing this notice? NexPoint Real Estate Strategies Fund

What we do

How does NexPoint Real Estate Strategies Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does NexPoint Real Estate Strategies Fund collect my personal information?

We collect your personal information, for example, when you

•    Open an account

•    Provide account information

•    Give us your contact information

•    Make deposits or withdrawals from your account

•    Make a wire transfer

•    Tell us where to send the money

•    Tells us who receives the money

•    Show your government-issued ID

•    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

•    Affiliates from using your information to market to you

•    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • NexPoint Real Estate Strategies Fund does not share with our affiliates.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies

•    NexPoint Real Estate Strategies Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • NexPoint Real Estate Strategies Fund doesn’t jointly market.

PROSPECTUS

NexPoint Real Estate Strategies Fund

Maximum Offering of 50,000,000 Class Z Shares

Shares of Beneficial Interest

July 12, 2016

Distributor

Highland Capital Funds Distributor, Inc.

All dealers that buy, sell or trade the Fund’s shares, whether or not participating in this offering, may be required to deliver a prospectus when acting on behalf of the Fund’s Distributor.

You should rely only on the information contained in this prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

NEXPOINT REAL ESTATE STRATEGIES FUND

Principal Executive Offices

300 Crescent Court

Suite 700

Dallas, Texas 75201

(972) 628-4100

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI should be read in conjunction with the prospectuses of NexPoint Real Estate Strategies Fund, dated July 12, 2016 (collectively, the “Prospectus”), as it may be supplemented from time to time. The Prospectus is hereby incorporated by reference into this SAI (legally made a part of this SAI). Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus. This SAI does not include all information that a prospective investor should consider before purchasing the Fund’s securities.

You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Fund’s securities. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at (844) 485-9167 or by visiting the Fund’s website at www.nexpointres.com. Information on the website is not incorporated herein by reference. The registration statement of which the Prospectus is a part can be reviewed and copied at the Public Reference Room of the SEC at 100 F Street NE, Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The Fund’s filings with the SEC are also available to the public on the SEC’s Internet web site at www.sec.gov. Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549-0102.

July 12, 2016

GENERAL INFORMATION AND HISTORY

The Fund is a newly-organized, continuously offered, non-diversified, closed-end management investment company that intends to operate as an interval fund (the “Fund”). The Fund is a non-diversified investment company, which means that the Fund is not limited by the 1940 Act with respect to the proportion of its assets that may be invested in the securities of a single issuer. As a RIC, however, the Fund will be required to comply with certain asset diversification tests at the end of each quarter of each of its taxable years. The Fund was organized as a Delaware statutory trust on January 11, 2016. The Fund’s principal office is located at 300 Crescent Court, Suite 700, Dallas, Texas 75201, and its telephone number is (972) 628-4100. The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s investment objective is to seek long-term total return, with an emphasis on current income, by primarily investing in a broad range of private and public real estate-related debt, equity and preferred equity investments. There can be no assurance that the Fund will achieve this objective. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees without shareholder approval. Shareholders will, however, receive at least 60 days’ prior notice of any change in this investment objective.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the shares), are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less. The Fund may not:

(1).	Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any). The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.

(2).	Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

(3).	Purchase securities on margin.

(4).	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public).

(5).	Invest 25% or more of the value of its total assets in the securities of companies or entities engaged in any one industry or group of industries, except that, under normal circumstances, the Fund will invest over 25% of its total assets in the securities of companies in the real estate industry. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities. For purposes of this limitation, the Fund will define an industry or group of industries by reference to Standard & Poor’s Global Industry Classification Standard codes for industry classifications.

(6).	Purchase or sell commodities, unless acquired as a result of ownership of securities or other investments, except that the Fund may purchase and sell forward and futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(7).	Make loans to others, except (a) where each loan is represented by a note executed by the borrower, (b) through the purchase of debt securities in accordance with its investment objective and policies, (c) to the extent the entry into a repurchase agreement, in a manner consistent with the Fund’s investment policies or as otherwise permitted under the 1940 Act, is deemed to be a loan, and (d) by loaning portfolio securities.

(8).	Purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment Funds and real estate operating companies, and instruments secured by real estate or interests therein and the Fund may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such other assets.

In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchases offers for no less than for 5% of the Fund’s shares outstanding at net asset value (“NAV”) less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th is not a business day.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Non-Fundamental Policies

The following are additional investment limitations of the Fund and may be changed by the Board without shareholder approval.

80% Investment Policy. The Fund has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in “real estate and real estate related securities,” as defined in the Prospectus. Shareholders of the Fund will be provided with at least 60 days prior notice of any change in the Fund’s 80% policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: “Important Notice Regarding Change in Investment Policy.” The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of a Fund’s investment portfolio, resulting from changes in the value of a Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Covered Obligations. Consistent with SEC staff guidance, financial instruments that involve obligations to make future payments to third parties will not be viewed as creating any senior security provided that the Fund covers its obligations as described below. Those financial instruments can include, among others, (i) securities purchased on a when-issued, delayed delivery, and to be announced basis, (ii) futures contracts, (iii) forward currency contracts, (iv) written options, and (vi) securities sold short. Consistent with SEC staff guidance, the Fund will consider its obligations involving such a financial instrument as “covered” when the Fund (1) maintains an offsetting financial position, or (2) segregates liquid assets (constituting cash, cash equivalents or other liquid portfolio securities) equal to the Fund’s exposures relating to the financial instrument, as determined on a daily basis. Dedicated Fund compliance policies and procedures, which the Board has approved, govern the kinds of transactions that can be deemed to be offsetting transactions for purposes of (1) above, and the amounts of assets that need to be segregated for purposes of (2) above. The Fund will seek to value financial instruments on a mark-to-market basis, but may also rely on the instrument’s notional value or upon valuations provided by third party pricing services, subject to the approval of the Board.

Short Selling. The Fund has no current intent to sell securities short. However, the Fund may engage in short sales for hedging purposes.

Non-Principal Investment Strategies

Convertible Securities. The Fund may invest in convertible securities, which are typically issued as bonds or preferred shares with the option to convert to equities. As a result, convertible securities are a hybrid that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities. The market value of bonds and preferred shares tend to decline as interest rates increase. Fixed-income and preferred securities also are subject to credit risk, which is the risk that an issuer of a security may not be able to make principal and interest or dividend payments as due. Convertible securities may have characteristics similar to common stocks especially when their conversion value is higher than their value as a bond. The price of equity securities into which a convertible security may convert may fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Additionally, the value of the embedded conversion option may be difficult to value and evaluate because the option does not trade separately from the convertible security.

Foreign Securities. The Fund may invest in non-U.S. real estate companies and other foreign securities. Purchases of foreign securities entail certain risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Money Market Instruments. The Fund may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. In addition, the Fund or a Private Real Estate Investment Fund or Public Investment Fund may invest in these instruments pending allocation of its respective offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Investment Companies. The Fund may invest in investment companies, which consist of closed-end funds and ETFs (also referred to as “Underlying Funds”). The 1940 Act provides that the Fund may not: (1) purchase more than 3% of an investment company’s outstanding shares; (2) invest more than 5% of its assets in any single such investment company (the “5% Limit”), and (3) invest more than 10% of its assets in investment companies overall (the “10% Limit”), unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission (“SEC”); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order.

In addition, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 1⁄2% percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Further, the Fund may rely on Rule 12d1-3, which allows unaffiliated investment companies to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority (“FINRA”) for funds of funds.

The Fund and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any Underlying Fund. Accordingly, when affiliated persons hold shares of any of the Underlying Funds, the Fund’s ability to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference. The 1940 Act also provides that an Underlying Fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the Underlying Fund’s outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an Underlying Fund’s outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund’s total assets.

Hedge Funds. The Fund may invest up to 5% of its gross assets in “hedge funds,” which are private investment funds that would be required to register as investment companies but for an exemption under section 3(c)(1) or 3(c)(7) of the 1940 Act. Hedge funds are not subject to the requirements and protections of the 1940 Act and carry all of the risks associated with Private Real Estate Investment Funds, as disclosed in the Fund’s prospectus. In addition, investors should be aware that hedge funds often engage in leverage, short-selling, arbitrage, hedging, derivatives, and other speculative investment practices that may significantly increase investment loss. Hedge funds are highly illiquid, are not required to provide periodic pricing or valuation information to investors, and often charge high fees that can erode investment performance. Certain hedge funds charge performance fees that may create an incentive for its manager to make investments that are riskier or more speculative than those it might have made in the absence of a performance fee. Additionally, hedge funds need not have independent boards of trustees and do not require investor approval of advisory contracts.

Debtor-in-Possession (“DIP”) Loans. The Fund may invest in or extend loans to companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code. DIP financings allow the entity to continue its business operations while reorganizing under Chapter 11 and such financings must be approved by the bankruptcy court. These DIP loans are most often working-capital facilities put into place at the outset of a Chapter 11 case to provide the debtor with both immediate cash and the ongoing working capital that will be required during the reorganization process. DIP financings are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP financings are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. There is a risk that the borrower will not emerge from Chapter 11 bankruptcy proceedings and be forced to liquidate its assets under Chapter 7 of the United States Bankruptcy Code. In the event of liquidation, the Fund’s only recourse will be against the property securing the DIP financing.

Restricted and Illiquid Securities. The Fund may not be able to readily dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

The Fund may purchase certain securities (“Rule 144A Securities”) eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Board has directed the Adviser to monitor carefully the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Rights Offerings and Warrants to Purchase. The Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Special Situations. The Fund may invest in companies undergoing work-outs, liquidations, reorganizations, bankruptcies, insolvencies or other fundamental changes or similar transactions. In any investment opportunity involving any such type of special situation, there exists the risk that the contemplated transaction either will be unsuccessful, will take considerable time or will result in a distribution of cash or new securities the value of which will be less than the purchase price to the Fund of the securities or other financial instruments in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell its investment at a loss. The consummation of such transactions can be prevented or delayed by a variety of factors, including but not limited to (i) intervention of a regulatory agency; (ii) market conditions resulting in material changes in securities prices; (iii) compliance with any applicable bankruptcy, insolvency or securities laws; and (iv) the inability to obtain adequate financing. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Fund intends to invest, there is a potential risk of loss by the Fund of its entire investment in such companies.

Certain Bankruptcy and Insolvency Issues. Some of the companies in which the Fund invests may be involved in a complex bankruptcy or insolvency proceeding in the United States or elsewhere. There are a number of significant risks inherent in the bankruptcy or insolvency process. The Fund cannot guarantee the outcome of any bankruptcy or insolvency proceeding.

Under U.S. bankruptcy proceedings or other insolvency proceedings, the Fund may risk taking a loss on its investment and having its claim released or discharged against the debtor and third parties. For example, under a plan of reorganization, the Fund could receive a cash distribution for less than its initial investment or receive securities or other financial instruments in exchange for its claims, which then could be discharged and released against the debtor or other third parties. In addition, under U.S. bankruptcy proceedings, a debtor can effectuate a sale of assets with a purchaser acquiring such assets free and clear of any claims or liens underlying the Fund’s investment with the Fund having only potential recourse to the proceeds of the sale.

Under certain circumstances, payments to the Fund may be reclaimed, recharacterized or avoided if any such payment or distribution is later determined by the applicable court to have been a fraudulent conveyance, fraudulent transfer, a preferential payment or otherwise subject to avoidance under applicable law. In addition, especially in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise “domination and control” of a debtor and other creditors can demonstrate that they have been harmed by such actions.

Many events in a bankruptcy are often beyond the control of the creditors. While creditors may be given an opportunity to object to or otherwise participate in significant actions, there can be no assurance that a court in the exercise of its broad powers or discretion would not approve actions that would be contrary to the interests of the Fund as a creditor.

The duration of a bankruptcy or insolvency proceeding is difficult to predict. A creditor’s return on investment can be adversely impacted by delays while a plan of reorganization is being negotiated, approved by the creditors, confirmed by the bankruptcy court and until the plan ultimately becomes effective. Similar delays can occur while a court may be considering a sale or other restructuring transaction. In addition, the administrative costs in connection with a bankruptcy or insolvency proceeding are frequently high and will be paid out of the debtor’s estate prior to any return to unsecured creditors or equity holders. If a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs. Also, in the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. Further, certain claims that have priority by law (for example, claims for taxes) may be quite substantial.

The effect of a bankruptcy filing on or by a portfolio company may adversely and permanently affect the portfolio company. The portfolio company may lose its market position, going concern value and key employees and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason the proceeding is converted to a liquidation, the liquidation value of the portfolio company may not equal the liquidation value that was believed to exist at the time of the investment.

Co-Investments. Opportunities for co-investments may arise when the Adviser or its affiliates become aware of investment opportunities that may be appropriate for the Fund and its affiliates’ other clients. The Fund will only make investments in which the Adviser or an affiliate hold an interest to the extent permitted under the 1940 Act and SEC staff interpretations or pursuant to the terms and conditions of the exemptive order received by the Adviser and certain funds affiliated with the Fund, dated April 19, 2016. For example, exemptive relief is not required for the Fund to invest in syndicated deals and secondary loan market transactions in which the Adviser or an affiliate has an interest where price is the only negotiated point. The order applies to all “Investment Companies,” which includes future closed-end investment companies registered under the 1940 Act that are managed by the Adviser, which includes the Fund. The Fund, therefore, may in the future invest in accordance with the terms and conditions of the exemptive order.

Investment opportunities that are presented to an affiliate’s other clients may be referred to the Fund and vice versa. For each such referral, the Adviser intends to independently analyze and evaluate whether the co-investment transaction is appropriate for the Fund. In addition, co-investment transactions that are recommended and approved by the Adviser will generally be subject to the review and approval by a committee consisting of independent trustees on the Fund’s Board. For each type of co-investment transaction, the Fund intends to apply a specific protocol, which will be approved by the Fund’s independent trustees and be designed to ensure the fairness to the Fund of the specific type of co-investment transaction. However, neither the Fund nor any affiliates’ other clients will be obligated to invest or co-invest when investment opportunities are referred to by the Fund or them.

Short-Term Trading. The portfolio managers of the Fund may also give trading desk personnel of the Adviser general authorization to enter into a limited amount of short-term trades (purchases expected to be sold within 15 business days) in debt instruments on behalf of the Fund. Over time, it is expected that these trades will not exceed 2% of the Fund’s assets.

Derivatives

Generally. The Fund may invest up to 10% of its gross assets in transactions involving options, futures and other derivative financial instruments for speculative purposes or to hedge against risks or other factors and variables that may affect the values of the Fund’s portfolio securities. A hedging transaction may not perform as anticipated, and the Fund may suffer losses as a result of its hedging activities. Derivatives can be volatile and involve various types and degrees of risk. By using derivatives, the Fund may be permitted to increase or decrease the level of risk, or change the character of the risk, to which the portfolio is exposed.

A small investment in derivatives could have a substantial impact on the Fund’s performance. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant and rapid changes in the prices for derivatives. If the Fund were to invest in derivatives at an inopportune time, or the Adviser evaluates market conditions incorrectly, the Fund’s derivative investment could negatively impact the Fund’s return, or result in a loss. In addition, the Fund could experience a loss if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.

Options and Futures. The Fund may engage in the use of options and futures contracts, so-called “synthetic” options, including options on baskets of specific securities, or other derivative instruments written by broker-dealers or other financial intermediaries. These transactions may be effected on securities exchanges or in the over-the-counter market, or they may be negotiated directly with counterparties. In cases where instruments are purchased over-the-counter or negotiated directly with counterparties, the Fund is subject to the risk that the counterparty will be unable or unwilling to perform its obligations under the contract. These transactions may also be illiquid and, if so, it might be difficult to close out the Fund’s position.

The Fund may purchase call and put options on specific securities. The Fund may also write and sell covered or uncovered call and put options for both hedging and speculative purposes. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated price at any time before the option expires. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated price at any time before the option expires.

In a covered call option, the Fund owns the underlying security. The sale of such an option exposes the Fund to a potential loss of opportunity to realize appreciation in the market price of the underlying security during the term of the option. Using covered call options might expose the Fund to other risks, as well. For example, the Fund might be required to continue holding a security that the Fund might otherwise have sold to protect against depreciation in the market price of the security.

In a covered put option, cash or liquid securities are placed in a segregated account on the Fund’s books. The sale of such an option exposes the seller, during the term of the option, to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets.

When writing options, the Fund may close its position by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. If the amount paid to purchase an option is less or more than the amount received from the sale, the Fund will, accordingly, realize a profit or loss. To close out a position as a purchaser of an option, the Fund would liquidate the position by selling the option previously purchased.

The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the “CFTC”) by the Fund could cause the Fund to be a commodity pool, which, absent an available exemption would require the Fund to comply with certain rules of the CFTC. In connection with its management of the Fund, the Adviser has claimed an exclusion from the definition of commodity pool operator under the Commodity Exchange Act (“CEA”) and is therefore not currently subject to registration or regulation as a pool operator.

The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages, such as trading opportunities or arbitrage possibilities not available in the United States, but they also may subject the Fund to greater risk than domestic markets. For example, common clearing facilities may not exist in markets where foreign exchanges are the principal markets, and investors may look only to the broker to perform the contract. Adverse changes in the exchange rate could eliminate any profits that might be realized in trading, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities traded on domestic exchanges and those that are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund’s gross assets. No assurance can be made that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit, or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions, and potentially subjecting the Fund to substantial losses.

Successful use of futures also is subject to the Adviser’s ability to correctly predict movements in the relevant market and to evaluate the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The Fund may also purchase and sell stock index futures contracts. A stock index futures contract obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract, multiplied by the difference between the settlement price of the contract on the contract’s last trading day, and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day. The Fund may purchase and sell interest rate futures contracts, which represent obligations to purchase or sell an amount of a specific debt security at a future date at a specific price. In addition, the Fund may purchase and sell currency futures or commodity futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price. A commodity future creates an obligation to purchase or sell an amount of a specific commodity at a future date at a specific price.

Options on Securities Indexes. The Fund may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging and speculative purposes. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use of options on stock indexes will be subject to the Adviser’s ability to correctly evaluate movements in the stock market generally, or of a particular industry or market segment.

Swap Agreements. The Fund may enter into a swap agreements, which generally include equity, interest rate, and index and currency rate swap agreements. The Fund is not limited to any particular form of swap agreement if the Adviser determines that other forms are consistent with the Fund’s investment objective and policies. Swap agreements are contracts entered into by two parties (primarily institutional investors) for periods ranging from a few weeks to more than a year. In a standard swap transaction, the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Additional forms of swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap;” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor;” and (iii) interest rate collars, under which a party sells a cap and purchases a floor (or vice versa) in an attempt to protect itself against interest rate movements exceeding certain minimum or maximum levels.

Generally, the Fund’s obligations (or rights) under a swap agreement will be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by the parties. The risk of loss is limited to the net amount of interest payments that a party is contractually required to make. As such, if the counterparty to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that it is entitled to receive.

Valuation of Derivative Instruments. The Fund will seek to value financial instruments on a mark-to-market basis, but may also rely on valuations provided by third party pricing services, subject to the approval of the Board.

Repurchases and Transfers of Shares

Repurchase Offers. The Board has adopted a resolution setting forth the Fund’s fundamental policy that it will conduct quarterly repurchase offers (the “Repurchase Offer Policy”). The Repurchase Offer Policy sets the interval between each repurchase offer at one quarter and provides that the Fund shall conduct a repurchase offer each quarter (unless suspended or postponed in accordance with regulatory requirements). The Repurchase Offer Policy also provides that the repurchase pricing shall occur not later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day. The Fund’s Repurchase Offer Policy is fundamental and cannot be changed without shareholder approval. The Fund may, for the purpose of paying for repurchased shares, be required to liquidate portfolio holdings earlier than the Adviser would otherwise have liquidated these holdings. Such liquidations may result in losses, and may increase the Fund’s portfolio turnover.

Repurchase Offer Policy Summary of Terms.

1.	The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as that rule may be amended from time to time. Rule 23c-3 establishes requirements that closed-end funds must follow when making repurchase offers to their shareholders.

2.	The repurchase offers will be made in March, June, September and December of each year.

3.	The Fund must receive repurchase requests submitted by shareholders in response to the Fund’s repurchase offer within 21 to 42 days of the date the repurchase offer is made (or the preceding business day if the New York Stock Exchange is closed on that day), as specified by the Fund (the “Repurchase Request Deadline”).

4.	The maximum time between the Repurchase Request Deadline and the next date on which the Fund determines the NAV applicable to the purchase of shares (the “Repurchase Pricing Date”) is 14 calendar days (or the next business day if the fourteenth day is not a business day).

The Fund may not condition a repurchase offer upon the tender of any minimum amount of shares. The Fund may deduct from the repurchase proceeds only a repurchase fee that is paid to the Fund and is reasonably intended to compensate the Fund for expenses directly related to the repurchase. The repurchase fee may not exceed 2% of the proceeds. However, the Fund does not currently charge a repurchase fee. The Fund may rely on Rule 23c-3 only so long as the Board satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act.

Procedures. All periodic repurchase offers must comply with the following procedures:

Repurchase Offer Amount. Each quarter, the Fund may offer to repurchase at least 5% and no more than 25% of the Fund’s outstanding shares on the Repurchase Request Deadline (the “Repurchase Offer Amount”). The Board shall determine the quarterly Repurchase Offer Amount.

Shareholder Notification. Thirty days before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”) providing the following information:

1.	A statement that the Fund is offering to repurchase its shares from shareholders at NAV;

2.	Any fees applicable to such repurchase, if any;

3.	The Repurchase Offer Amount;

4.	The dates of the Repurchase Request Deadline, Repurchase Pricing Date, and the date by which the Fund must pay shareholders for any shares repurchased (which shall not be more than seven days after the Repurchase Pricing Date) (the “Repurchase Payment Deadline”);

5.	The risk of fluctuation in NAV between the Repurchase Request Deadline and the Repurchase Pricing Date, and the possibility that the Fund may use an earlier Repurchase Pricing Date;

6.	The procedures for shareholders to request repurchase of their shares and the right of shareholders to withdraw or modify their repurchase requests until the Repurchase Request Deadline;

7.	The procedures under which the Fund may repurchase such shares on a pro rata basis if shareholders tender more than the Repurchase Offer Amount;

8.	The circumstances in which the Fund may suspend or postpone a repurchase offer;

9.	The NAV of the shares computed no more than seven days before the date of the notification and the means by which shareholders may ascertain the NAV thereafter; and

10.	The market price, if any, of the shares on the date on which such NAV was computed, and the means by which shareholders may ascertain the market price thereafter.

The Fund must file a Form N-23c-3 (“Notification of Repurchase Offer’’) and three copies of the Shareholder Notification with the Securities and Exchange Commission (“SEC”) within three business days after sending the notification to shareholders.

Notification of Beneficial Owners. Where the Fund knows that shares subject to a repurchase offer are held of record by a broker, dealer, voting trustee, bank, association or other entity that exercises fiduciary powers in nominee name or otherwise, the Fund must follow the procedures for transmitting materials to beneficial owners of securities that are set forth in Rule 14a-13 under the Securities Exchange Act of 1934.

Repurchase Requests. Repurchase requests must be submitted by shareholders by the Repurchase Request Deadline. The Fund shall permit repurchase requests to be withdrawn or modified at any time until the Repurchase Request Deadline, but shall not permit repurchase requests to be withdrawn or modified after the Repurchase Request Deadline.

Repurchase Requests in Excess of the Repurchase Offer Amount. If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund shall repurchase the shares tendered on a pro rata basis. This policy, however, does not prohibit the Fund from:

1.	Accepting all repurchase requests by persons who own, beneficially or of record, an aggregate of not more than 100 shares and who tender all of their stock for repurchase, before prorating shares tendered by others, or

2.	Accepting by lot shares tendered by shareholders who request repurchase of all shares held by them and who, when tendering their shares, elect to have either (i) all or none or (ii) at least a minimum amount or none accepted, if the Fund first accepts all shares tendered by shareholders who do not make this election.

Suspension or Postponement of Repurchase Offers. The Fund shall not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the Board, including a majority of the Trustees who are not interested persons of the Fund, and only:

1.	If the repurchase would cause the Fund to lose its status as a RIC under Subchapter M of the Code;

2.	If the repurchase would cause the shares that are the subject of the offer that are either listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association;
3.	For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary week-end and holiday closings, or during which trading in such market is restricted;

4.	For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

5.	For such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement. If the Fund renews the repurchase offer, the Fund shall send a new Shareholder Notification to shareholders.

Computing Net Asset Value. The Fund’s current NAV shall be computed no less frequently than weekly, and daily on the five business days preceding a Repurchase Request Deadline, on such days and at such specific time or times during the day as set by the Board. Currently, the Board has determined that the Fund’s NAV shall be determined daily following the close of the New York Stock Exchange. The Fund’s NAV need not be calculated on:

1.	Days on which changes in the value of the Fund’s portfolio securities will not materially affect the current NAV of the shares;

2.	Days during which no order to purchase shares is received, other than days when the NAV would otherwise be computed; or

3.	Customary national, local, and regional business holidays described or listed in the Prospectus.

Liquidity Requirements. From the time the Fund sends a Shareholder Notification to shareholders until the Repurchase Pricing Date, a percentage of the Fund’s assets equal to at least 100% of the Repurchase Offer

Amount (the “Liquidity Amount”) shall consist of assets that individually can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a Repurchase Request Deadline and the Repurchase Payment Deadline, or of assets that mature by the next Repurchase Payment Deadline. This requirement means that individual asset must be salable under these circumstances. It does not require that the entire Liquidity Amount must be salable. In the event that the Fund’s assets fail to comply with this requirement, the Board shall cause the Fund to take such action as it deems appropriate to ensure compliance.

Liquidity Policy. The Board may delegate day-to-day responsibility for evaluating liquidity of specific assets to the Adviser, but shall continue to be responsible for monitoring the Adviser’s performance of its duties and the composition of the portfolio. Accordingly, the Board has approved this policy that is reasonably designed to ensure that the Fund’s portfolio assets are sufficiently liquid so that the Fund can comply with its fundamental policy on repurchases and comply with the liquidity requirements in the preceding paragraph.

1.	In evaluating liquidity, the following factors are relevant, but not necessarily determinative:

(a)	The frequency of trades and quotes for the security.

(b)	The number of dealers willing to purchase or sell the security and the number of potential purchasers.

(c)	Dealer undertakings to make a market in the security.

(d)	The nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offer and the mechanics of transfer).

(e)	The size of the fund’s holdings of a given security in relation to the total amount of outstanding of such security or to the average trading volume for the security.

2.	If market developments impair the liquidity of a security, the Adviser should review the advisability of retaining the security in the portfolio. The Adviser should report to the basis for its determination to retain a security at the next Board meeting.

3.	The Board shall review the overall composition and liquidity of the Fund’s portfolio on a quarterly basis.

4.	These procedures may be modified as the Board deems necessary.

Registration Statement Disclosure. The Fund’s registration statement must disclose its intention to make or consider making such repurchase offers.

Annual Report Disclosure. The Fund shall include in its annual report to shareholders the following:

1.	Disclosure of its fundamental policy regarding periodic repurchase offers.

2.	Disclosure regarding repurchase offers by the Fund during the period covered by the annual report, which disclosure shall include:

(a)	the number of repurchase offers,

(b)	the repurchase offer amount and the amount tendered in each repurchase offer,

(c)	and the extent to which in any repurchase offer the Fund repurchased stock pursuant to the procedures in paragraph (b)(5) of this section.

Advertising. The Fund, or any underwriter for the Fund, must comply, as if the Fund were an open-end company, with the provisions of Section 24(b) of the 1940 Act and the rules thereunder and file, if necessary, with FINRA or the SEC any advertisement, pamphlet, circular, form letter, or other sales literature addressed to or intended for distribution to prospective investors.

Transfers of Shares. No person may become a substituted shareholder without the written consent of the Board, which consent may be withheld for any reason in the sole and absolute discretion of the Board. Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion. The Board may, in its discretion, delegate to the Adviser its authority to consent to transfers of shares. Each shareholder and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the Fund in connection with such transfer.

MANAGEMENT OF THE FUND

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The business of the Fund is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Fund’s Bylaws (the “Governing Documents”), each as amended from time to time, which have been filed with the Securities and Exchange Commission and are available upon request.

The Board consists of five individuals, four of whom are not “interested persons” (as defined under the 1940 Act) of the Fund, the Adviser, or the Fund’s distributor (“Independent Trustees”). Interested Persons generally include affiliates, immediate family members of affiliates, any partner or employee of the Fund’s legal counsel, and any person who has engaged in portfolio transactions for the Fund or who has loaned the Fund money or property within the previous six months. Pursuant to the Governing Documents of the Fund, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Fund and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Fund’s purposes. The Trustees, officers, employees and agents of the Fund, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Trustee Qualifications

Generally, the Fund believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

The Fund does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Following is a list of the Trustees and executive officers of the Fund and their principal occupation over the last five years.

Trustees

Name and Date of Birth*	Position(s) with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee***	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership During the Past Five Years
Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite term; trustee since March 2016.	Executive Vice President and Chief Investment Strategist, The Hartford Mutual Funds from 2009 until retirement in 2012; Vice Chairman of Deutsche Asset Management from 2002 to 2009.	22	Trustee of ARC Realty Finance Trust, Inc.; Director of KC Concessions, Inc.; Trustee of Realty Capital Income Funds Trust; Director of American Realty Capital Healthcare Trust II; Director, American Realty Capital Daily Net Asset Value Trust, Inc.; Director of American Sports Enterprise, Inc.; Director of Davidson Investment Advisors; Chairman and owner, Kane County Cougars Baseball Club; Advisory Board of Directors, Internet Connectivity Group, Inc.; Director of AR Capital Acquisition Corp.; Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Ozzie’s Outreach Foundation, Inc.

Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

California Coast University – PhD; Central Michigan University – Master of Arts; University of Dayton – Master of Public Administration; University of Dayton – Bachelor of Arts.

Name and Date of Birth*	Position(s) with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee***	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership During the Past Five Years
John W. Honis**** (6/16/1958)	Trustee	Indefinite term; trustee since March 2016.	President of Rand Advisors, LLC since August 2013; Partner of Highland Capital Management, L.P. from February 2007 until his resignation in November 2014.	22	None

Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on another board of directors.

Syracuse University – Bachelor of Science.

Timothy K. Hui (6/13/1948)	Trustee	Indefinite term; trustee since March 2016.	Dean of Educational Resources since July 2012 and from July 2006 to January 2008, Vice President from February 2008 to June 2012, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Cairn University.	22	None

Significant experience on this and/or other boards of directors/trustees; administrative and managerial experience; legal training and practice.

Southern Methodist University – Juris Doctor; University of North Texas – Master of Library Science; Christian Education Dallas Theological Seminary – Master of Theology, Doctor of Theology; Philadelphia Biblical University – Bachelor of Science.

Name and Date of Birth*	Position(s) with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee***	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership During the Past Five Years
Bryan A. Ward (2/4/1955)	Trustee	Indefinite term; trustee since March 2016.	Private Investor; Senior Manager, Accenture, LLP (a consulting firm) from 2002 until retirement in 2014.	22	Director of Equity Metrix, LLC.

Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

Southern Methodist University – Geology; University of Texas – Petroleum Land Management; University of Arkansas – Bachelor of Science in Business Administration.

INTERESTED TRUSTEES

Ethan Powell***** (6/20/1975)	Trustee and Chairman of the Board	Indefinite term; trustee since March 2016.	Trustee/Director of the Highland Fund Complex from June 2012 until July 2013 and since December 2013; Director and Chairman of the Board of NexPoint Capital, Inc.; Trustee and Chairman of the Board of NexPoint Merger Arbitrage Fund,	22	None

Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Fund Complex; significant administrative and managerial experience.

Name and Date of Birth*	Position(s) with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee***	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership During the Past Five Years
			NexPoint Discount Yield Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Healthcare Opportunities Fund, NexPoint Latin American Opportunities Fund and NexPoint Distressed Strategies Fund since 2016; Chief Product Strategist of Highland Capital Management Fund Advisors, L.P. (“HCMFA”) from 2012 until December 2015; Senior Retail Fund Analyst of HCM from 2007 until December 2015 and HCMFA from its inception until December 2015; Secretary of NexPoint Credit Strategies Fund (“NHF”) from November 2010 until June 2012; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF from May 2015 until December 2015; Executive Vice President and Principal Executive Officer of Highland Funds I and Highland Funds II from June 2012 until December 2015; and Secretary of Highland Funds I and Highland Funds II from November 2010 to May 2015. President of Impact Shares Corporation from January 1, 2016 to present.			Texas A&M University – Master of Science in Management Information Systems Texas; A&M University – Bachelor of Science in Accounting.

Officers

Name, Address and Age*	Position/Term of Office**	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
James Dondero (6/29/1962)	President (Principal Executive Officer)	Indefinite term; President since March 2016.	President of Highland Capital Management, L.P., which he co-founded in 1993; Portfolio Manager of NHF, Portfolio Manager of Highland Energy MLP Fund, Highland Global Allocation Fund, Highland Small-Cap Equity Fund and Highland Premier Growth Equity Fund (all series of HFII); Portfolio Manager of Highland Opportunistic Credit Fund (series of Highland Funds I (“HFI”); and a Portfolio Manager of NexPoint Capital since 2014; President and Portfolio Manager of NexPoint Discount Yield Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Healthcare Opportunities Fund, NexPoint Latin American Opportunities Fund, NexPoint Merger Arbitrage Fund and NexPoint Distressed Strategies Fund since 2016.

Brian Mitts (8/26/1970)	Vice President and Chief Financial Officer (Principal Accounting Officer and Principal Financial Officer)	Indefinite term; Vice President and Chief Financial Officer since January 2016; Treasurer from January 2016 to March 2016.	Chairman of the Board, Chief Financial Officer, Executive Vice President and Treasurer of NexPoint Residential Trust, Inc. since 2014; Chief Financial Officer and Treasurer of NexPoint Capital, Inc. since 2014; Chief Financial Officer, Executive VP-Finance, Treasurer and Director of NexPoint Multifamily Capital Trust, Inc. since 2014; Chief Financial Officer, Executive VP-Finance, Treasurer and Director of NexPoint Hospitality Trust, Inc. since 2014; Vice President and Chief Financial Officer of NexPoint Discount Yield Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Healthcare Opportunities Fund, NexPoint Latin American Opportunities Fund, NexPoint Distressed Strategies Fund and NexPoint Merger Arbitrage Fund since 2016. Chief Financial Officer and Financial and Operations Principal of Highland Capital Funds Distributor, Inc. since November 2013; Chief Operations Officer of HCMFA since 2012; Chief Operations Officer of NexPoint Advisors, L.P. since 2012; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception; Principal Accounting Officer and Treasurer of the funds in the Fund Complex since November 2010; Financial and Operations Principal of NexBank Securities, Inc. since 2014.

Name, Address and Age*	Position/Term of Office**	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Frank Waterhouse (4/14/1971)	Treasurer	Indefinite Term; Treasurer since March 2016	Assistant Treasurer of Acis Capital Management, L.P. from December 2011 until February 2012; Treasurer of Acis Capital Management, L.P. since February 2012; Assistant Treasurer of HCM from November 2011 until April 2012; Treasurer of HCM since April 2012; Assistant Treasurer of HCMFA from December 2011 until October 2012; Treasurer of HCMFA since October 2012; Treasurer of NexPoint Advisors, L.P. since March 2012; Treasurer of NexPoint Capital, Inc., NHF, Highland Funds I, Highland Funds II, and NexPoint Real Estate Advisors, L.P. since May 2015; and Treasurer of NexPoint Discount Yield Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Distressed Strategies Fund, NexPoint Merger Arbitrage Fund, NexPoint Healthcare Opportunities Fund and NexPoint Latin American Opportunities Fund since March 2016.

Dustin Norris (1/6/1984)	Secretary	Indefinite Term; Secretary since March 2016	Director of Product Strategy at HCMFA since May 2014; Assistant Treasurer of NHF, Highland Funds I and Highland Funds II since November 2012; Secretary of NexPoint Capital, Inc. since 2014; Senior Accounting Manager at HCMFA from August 2012 to May 2014; Fund Accountant at HCM from June 2010 to August 2012; and Secretary of NexPoint Discount Yield Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Distressed Strategies Fund, NexPoint Merger Arbitrage Fund, NexPoint Healthcare Opportunities Fund and NexPoint Latin American Opportunities Fund since March 2016.

*	The address for each Trustee and Officer is c/o NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201.
**	On an annual basis, as a matter of Board policy, the Board reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. The Board adopted a retirement policy wherein the Board shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Board makes such determination.
***	The term “Fund Complex” consists of the Fund, NHF, each closed-end fund managed by the Adviser that operates as an internal fund, each series of Highland Funds I, each series of Highland Funds II, and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a BDC under the 1940 Act.

****	Prior to May 1, 2015, Mr. Honis would have been considered an Interested Trustee because he was a partner of an investment adviser affiliated with the Adviser until his resignation in November 2014. As of December 31, 2015, Mr. Honis was entitled to receive aggregate severance and/or deferred compensation payments of approximately $2.4 million from an affiliate of the Adviser. Mr. Honis also serves as a director for a portfolio company affiliated with the Adviser. During the last two fiscal years, Mr. Honis’ aggregate compensation from such portfolio company for his service as a director was approximately $50,000.

In addition, Mr. Honis serves as a trustee of a trust that owns substantially all of the economic interest in an investment adviser affiliated with the Adviser. Mr. Honis indirectly receives an asset-based fee in respect of such interest, which is projected to range from $100,000-$150,000 annually. In light of these relationships between Mr. Honis and affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Honis to be an interested person of the Fund.

*****	Effective December 4, 2015, Mr. Powell resigned from his positions with affiliates of the Adviser. Mr. Powell currently receives hourly fees from an affiliate of the Adviser to perform consulting services for such affiliates relating to matters on which he worked during his tenure at the affiliates of the Adviser. Although the Fund believes that Mr. Powell is technically no longer an interested person of the Fund, in light of his previous employment and his ongoing provision of consulting services to an affiliate of the Adviser, it is possible that the SEC might in the future determine Mr. Powell to be an interested person of the Fund. Therefore, the Fund intends to treat Mr. Powell as an Interested Trustee of the Fund for all purposes other than compensation (Mr. Powell will be compensated at the same rate as the Independent Trustees) until at least December 4, 2017 (the second anniversary of his resignation).

Board Committees

Audit and Qualified Legal Compliance Committee. The members of the Audit and Qualified Legal Compliance Committee are Messrs. Froehlich, Hui, and Ward each of whom is independent for purposes of the 1940 Act. Mr. Ward serves as chairman of the Audit and Qualified Legal Compliance Committee. The Audit and Qualified Legal Compliance Committee is responsible for approving the Fund’s independent accountants, reviewing with the Fund’s independent accountants the plans and results of the audit engagement, approving professional services provided by the Fund’s independent accountants, reviewing the independence of the Fund’s independent accountants and reviewing the adequacy of the Fund’s internal accounting controls. The Audit and Qualified Legal Compliance Committee is charged with compliance with Rules 205.2(k) and 205.3(c) of Title 17 of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Corporation who appear and practice before the SEC on behalf of the Fund. The Audit and Qualified Legal Compliance Committee is also responsible for aiding the Board in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The Board and Audit and Qualified Legal Compliance Committee will use the services of one or more independent valuation firms to help them determine the fair value of these securities. In addition, each member of the Audit and Qualified Legal Compliance Committee meets the current independence and experience requirements of Rule 10A-3 under the Exchange Act.

The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate.

The Governance Committee. The Fund’s Governance Committee’s function will be to oversee and make recommendations to the full Board or the Independent Trustees, as applicable, with respect to the governance of the Fund, selection and nomination of Trustees, compensation of Trustees, and related matters. The Governance Committee is also responsible for at least annually evaluating each Trustee and determining whether to recommend each Trustee’s continued service in that capacity. A majority of the Governance Committee (other than the Trustee being evaluated) may, with or without cause, vote to terminate a Trustee’s service. The Governance Committee will consider recommendations for Trustee nominees from shareholders sent to the Secretary of the Fund, 200 Crescent Court, Suite 700, Dallas, Texas 75201. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the recommended nominee’s ability to meet the responsibilities of a Trustee of the Fund. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Governance Committee. The Governance Committee is currently comprised of Messrs. Hui, Ward and Powell, Mr. Powell serves as the chairperson of the Governance Committee.

The Compliance Committee.

The Compliance Committee’s function will be to oversee and assist Board oversight of the Fund’s compliance with legal and regulatory requirements and to seek to address any potential conflicts of interest between the Fund and the Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by the Fund and the Adviser or Sub-Adviser or another client of the Adviser.

The Compliance Committee is currently comprised of Messrs. Hui, Froehlich and Powell, Mr. Hui acts as the Chairman of the Compliance Committee.

The Alternatives Oversight Committee. The members of the Alternatives Oversight Committee are Messrs. Honis and Ward. Mr. Honis serves as chairman of the Alternatives Oversight Committee. The Alternatives Oversight Committee is responsible for overseeing the Fund if it employs alternative investment strategies.

The Distribution Oversight Committee. The members of the Distribution Oversight Committee are Messrs. Froehlich and Honis. Mr. Froehlich serves as chairman of the Distribution Oversight Committee. The Distribution Oversight Committee is responsible for overseeing and making recommendations to the Board with respect to the appointment and oversight of sub-advisers to the Funds and Fund payments to financial intermediaries.

Board Leadership Structure

The Fund is led by Ethan Powell, who has served as the Chairman of the Board since March 2016. Under certain 1940 Act governance guidelines that apply to the Fund, the Independent Trustees will meet in executive session, at least quarterly. Under the Fund’s governing documents, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Fund policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Fund believes that the Chairman, and, as an entity, the full Board, provide effective leadership that is in the best interests of the Fund and each shareholder.

Mr. Powell may be deemed to be an interested person of the Fund by virtue of his ownership interest in and previous senior management role at Highland, an affiliate of the Adviser of the Fund. The trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the Fund. The Independent Trustees (as defined herein) exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority of the Board. The Independent Trustees also meet quarterly in executive session without Mr. Powell. In view of the small size of the Board, the independent trustees have not designated any single trustee to be the lead independent trustee at this time.

The Fund does not have a lead Independent Trustee. As noted above, the Board’s leadership structure features all of the Independent Trustees serving as members of each Board Committee. Inclusion of all Independent Trustees in the Committees allows them to participate in the full range of the Board’s oversight duties, including oversight of the risk management process. In addition, although the Independent Trustees recognize that having a lead Independent Trustee may in some circumstances help coordinate communications with management and otherwise assist a board in the exercise of its oversight duties, the Independent Trustees believe that because of the relatively small size of the Board, the ratio of Independent Trustees to the Interested Trustee and the good working relationship among the Board members, it has not been necessary to designate a lead Independent Trustee.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Fund’s current operations. The Board believes that its leadership structure, including the current percentage of the Board who are Independent Trustees is appropriate given its specific characteristics. These characteristics include: (i) the extent to which the work of the Board is conducted through the standing committees, each of whose meetings are chaired by an Independent Trustee; (ii) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and any member of the Board who is considered an “interested person” of the Fund; and (iii) Mr. Powell’s position with the Adviser and Mr. Honis’ previous position with an affiliate of the Adviser enhances the Board’s understanding of the operations of the Adviser.

Board Oversight of Risk Management

The Board’s role is one of oversight, rather than active management. This oversight extends to the Fund’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Fund. For example, the Investment Adviser and other service providers to the Fund are primarily responsible for the management of the Fund’s investment risks. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing the Fund, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Board will receive a wide range of reports on the Fund’s activities from the Adviser and other service providers, including reports regarding the Fund’s investment portfolio, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board will also meet periodically with the Fund’s Chief Compliance Officer to receive reports regarding the compliance of the Fund with the federal securities laws and the Fund’s internal compliance policies and procedures and meets with the Fund’s Chief Compliance Officer periodically, including at least annually, to review the Chief Compliance Officer’s annual report. The Board’s Audit and Qualified Legal Compliance Committee will also meet regularly with the Chief Financial Officer and Treasurer and the Fund’s independent public accounting firm to discuss, among other things, the internal control structure of the Fund’s financial reporting function. The Board will also meet periodically with the portfolio manager of the Fund to receive reports regarding the management of the Fund, including its investment risks.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, that reports received by the Trustees with respect to risk management matters are typically summaries of the relevant information, and that the processes, procedures and controls employed to address risks may be limited in their effectiveness. As a result of the foregoing and other factors, risk management oversight by the Board and by the Committees is subject to substantial limitations.

Trustee Ownership.

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund and the aggregate dollar range of equity securities owned by the Trustees in all funds overseen by the Trustees in the Fund Complex as of December 31, 2015.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities(1) in All Registered Investment Companies(2) Overseen by Trustee in Family of Investment Companies(3)
Interested Trustees
Ethan Powell	None	Over $100,000

Independent Trustees
Dr. Bob Froehlich	None	Over $100,000
John W. Honis	None	Over $100,000
Timothy K. Hui	None	Over $100,000
Bryan A. Ward	None	None

(1)	Based on market value as of December 31, 2015.
(2)	The “Highland Fund Complex” consists of Highland Funds I, Highland Funds II, NexPoint Credit Strategies Fund, NexPoint Capital, Inc. and each registered investment company managed by the Adviser that operates as an interval fund.
(3)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over $100,000.

Compensation

The executive officers of the Fund and the trustee who is considered an “interested person” of the Fund (as defined in the 1940 Act) receive no direct remuneration from the Fund. Each Independent Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Fund Complex based on relative net assets. Independent Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings. The Independent Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings. The Trustees do not have any pension or retirement plan.

The table below details the amount of compensation the Trustees are expected to receive from the Fund during the current fiscal year. The Fund does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Paid to Trustees
Interested Trustees
Ethan Powell	$—	$—	$—	$—

Independent Trustees
Dr. Bob Froehlich	$780	$—	$—	$780
John W. Honis	$780	$—	$—	$780
Timothy K. Hui	$780	$—	$—	$780
Bryan A. Ward	$780	$—	$—	$780

CODES OF ETHICS

The Fund and the Adviser have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-551-8090. The codes of ethics are available on the EDGAR Database on the Commission’s web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the voting of proxies for Fund securities to the Adviser pursuant to the Adviser’s proxy voting policies and procedures. Under these policies and procedures, the Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. A copy of the Adviser’s proxy voting policies and procedures is attached as Appendix A to this Statement of Additional Information. The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 877-665-1287 and (ii) on the Commission’s web site (http://www.sec.gov).

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. A control person may be able to determine the outcome of a matter put to a shareholder vote.

As of June 30, 2016, the name, address and percentage of ownership of each entity or person that owned of record or beneficially 5% or more of the outstanding shares of the Fund were as follows:

Shares of Beneficial Interest
Name & Address	Percentage of Fund’s Outstanding Shares
NexPoint Advisors, L.P. 300 Crescent Court, Suite 700 Dallas, Texas 75201	100.0%

As of June 30, 2016, as a result of Mr. Dondero’s controlling interest in the Adviser, the Trustees and officers beneficially owned 100% of the Fund’s outstanding shares.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

NexPoint Advisors, L.P., which serves as the investment adviser of the Fund, is registered with the SEC as an investment adviser under the Advisers Act and is an affiliate of Highland. The Adviser also externally manages NHF, a registered closed-end fund whose shares trade on the New York Stock Exchange, NexPoint Capital, Inc., a non-traded BDC and the following registered closed-end funds that intend to operate as interval funds: NexPoint Discount Yield Fund (“NDYF”), NexPoint Energy and Materials Opportunities Fund (“NEMO”), NexPoint Healthcare Opportunities Fund (“NHOF”), NexPoint Latin American Opportunities Fund (“NLAF”),

NexPoint Distressed Strategies Fund (“NDSF”) and NexPoint Merger Arbitrage Fund (“NMAF”). A wholly-owned subsidiary of the Adviser, NexPoint Real Estate Advisors, L.P., manages NXRT, a publicly-traded REIT whose shares trade on the NYSE. The Adviser’s senior management team has experience across private lending, private equity, real estate investing and other investment strategies. Collectively, the Adviser’s affiliates manage approximately $17.1 billion in assets as of March 31, 2016, including approximately $1.9 billion in real estate related assets.

Pursuant to the Investment Advisory Agreement with the Fund, the Adviser will be entitled to receive a monthly fee at the annual rate of 1.25% of the Fund’s Daily Gross Assets. Daily Gross Assets is defined in the Investment Advisory Agreement as total assets, less any liabilities, but excluding liabilities evidencing leverage.

A discussion regarding the basis for the Board’s initial approval of the Fund’s Investment Advisory Agreement will be available in the Fund’s initial semi-annual report or annual report, whichever comes first, to shareholders.

The Adviser and the Fund have entered into the Expense Limitation Agreement under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding interest, dividend expenses on short sales, brokerage commissions, acquired fund fees and expenses, taxes and extraordinary expenses), to the extent that they exceed 2.0% per annum of the Fund’s average Daily Gross Assets for Class A shares, 2.75% per annum of the Fund’s average Daily Gross Assets for Class C shares and 1.75% per annum of the Fund’s average Daily Gross Assets for Class Z shares (the “Expense Limitation”). “Daily Gross Assets” is defined in the Expense Limitation Agreement as an amount equal to total assets, less any liabilities, but excluding liabilities evidencing leverage. If the Fund incurs expenses excluded from the Expense Limitation Agreement, the Fund’s expense ratio would be higher and could exceed the Expense Limitation. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date of the reimbursement; and (2) the reimbursement may not be made if it would cause the Expense Limitation as of the time of waiver to be exceeded. The Expense Limitation Agreement will remain in effect at least until one year after the effective date of this registration statement, unless and until the Board approves its modification or termination. The Expense Limitation Agreement may be terminated only by the Board. After the expiration of the Expense Limitation Agreement, the agreement may be renewed at the discretion of the Adviser and the Board. See “Management of the Fund.”

Conflicts of Interest

The Adviser currently or in the future may provide investment advisory and other services, directly and through affiliates, to various affiliated entities and accounts other than the Fund (“Adviser Accounts”). The Fund has no interest in these activities. The Adviser and the investment professionals, who on behalf of the Adviser provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.

Set out below are practices that the Adviser may follow. Although the Adviser anticipates that the Private Real Estate Investment Fund and Public Investment Fund managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that a Private Real Estate Investment Fund or Public Investment Fund manager will abide by, and comply with, its stated practices. A Private Real Estate Investment Fund or Public Investment Fund manager may provide investment advisory and other services, directly or through affiliates, to various affiliated entities and accounts other than the Private Real Estate Investment Funds or Public Investment Funds.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or a Private Real Estate Investment Fund or Public Investment Fund in which the Fund invests. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser, or by the Adviser for the Adviser Accounts that are the same as, different from or made at a different time than, positions taken for the Fund or a Private Real Estate Investment Fund or Public Investment Fund.

Shareholder Service Expenses

The Fund has adopted a “Shareholder Servicing Plan and Agreement” (the “Plan”) under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have a multi-class structure, CDSCs and distribution and shareholder servicing fees. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request. Under the Shareholder Servicing Plan and Agreement, the Fund may incur expenses on an annual basis equal to 0.25% of the average daily net assets of the Class A and Class C shares.

In addition to payments under the Plan, from time to time the Fund may pay broker-dealers and other intermediaries’ account-based fees for networking and account maintenance. In addition, the Adviser and/or the Distributor may, from time to time, at their own expense out of the revenues they receive from the Fund and/or its own financial resources, make cash payments to broker-dealers and other financial intermediaries (directly and not as an expense of a Fund) as an incentive to sell shares of the Fund and/or to promote retention of customer assets in the Fund. Such cash payments may be calculated on sales of shares of the Fund (“Sales-Based Payments”) or on the average daily net assets of the Fund attributable to that particular broker-dealer or other financial intermediary (“Asset-Based Payments”). Each of the Adviser and/or the Distributor may agree to make such cash payments to a broker-dealer or other financial intermediary in the form of either or both Sales-Based Payments and Asset-Based Payments.

The Adviser and/or the Distributor may also make other cash payments to broker-dealers or other financial intermediaries in addition to or in lieu of Sales-Based Payments and Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those broker-dealers or other financial intermediaries and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; allocable portions, based on shares of the Fund sold, of salaries and bonuses of registered representatives of an affiliated broker-dealer or other financial intermediary that is a financial advisor; or other expenses as determined in the Adviser or the Distributor’s discretion, as applicable. In certain cases these other payments could be significant to the broker-dealers or other financial intermediaries. Any payments described above will not change the price paid by investors for the purchase of the shares of the Fund, the amount that the Fund will receive as proceeds from such sales, or the amounts payable under the Plan.

PORTFOLIO MANAGERS

As described in the prospectus, James Dondero and Matthew McGraner will serve as portfolio managers and will be primarily responsible for the day-to-day management of the Fund.

Mr. Dondero is also the co-founder and President of Highland Capital Management, founder and President of NexPoint Advisors, L.P., Chairman of the board of directors, Chief Executive Officer and member of the investment committee of NXRT, President of NexPoint Capital, President of NMCT, director for American Banknote Corporation, director for Metro-Goldwyn-Mayer, Chairman of the board of directors for Cornerstone Healthcare, Chairman of the board of directors for CCS Medical, and Chairman of NexBank, an affiliated bank that is majority owned by Mr. Dondero. Mr. Dondero has over 30 years of experience investing in credit and equity markets and has helped pioneer credit asset classes. Prior to founding Highland Capital Management in 1993, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes mortgage-backed securities, investment grade corporates, leveraged bank loans, high-yield bonds, emerging market debt, real estate, derivatives, preferred stocks and common stocks. From 1985 to 1989, he managed approximately $1 billion in fixed income funds for American Express. Mr. Dondero received a BS in Commerce (Accounting and Finance) from the University of Virginia, and is a Certified Managerial Accountant and a Chartered Financial Analyst.

Mr. McGraner serves as a Managing Director at Highland, Chief Investment Officer and a member of the investment committee of NXRT, Chief Investment Officer and Executive Vice President of NMCT and Chief Investment Officer and Executive Vice President of NexPoint Hospitality Trust, Inc. Mr. McGraner joined Highland in May 2013. With over eight years of real estate, private equity and legal experience, his primary responsibilities are to lead the strategic direction and operations of the real estate platform at Highland, as well as source and execute investments, manage risk and develop potential business opportunities, including fundraising, capital markets transactions and joint ventures. Mr. McGraner also is a licensed attorney and was formerly an associate at Jones Day, with a practice primarily focused on private equity, real estate and mergers and acquisitions. Mr. McGraner has led the acquisition and financing of over $1.5 billion of real estate and advised on $16.3 billion of mergers and acquisitions and private equity transactions. Mr. McGraner received a BS from Vanderbilt University and JD from Washington University School of Law.

As of the date of this SAI, the portfolio managers owned no Fund shares.1

Compensation of Portfolio Managers

The Fund’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the pre-tax relative performance of the portfolio manager’s underlying account, the pre-tax combined performance of the portfolio manager’s underlying accounts, and the pre-tax relative performance of the portfolio manager’s underlying accounts measured against other employees.

The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by the Fund, such as its “Short-Term Incentive Plan” and its “Long-Term Incentive Plan,” described below.

Base compensation. Generally, the portfolio managers will receive base compensation based on his seniority and/or position with the Fund, which may include the amount of assets supervised and other management roles within the Fund. Base compensation is determined by taking into account current industry norms and market data to ensure that the Fund pays a competitive base compensation.

[1]	Mr. Dondero controls NexPoint Advisors GP, LLC, the general partner of the Adviser. Through his control of NexPoint Advisors GP, LLC, Mr. Dondero may be viewed as having voting and dispositive power over all of the shares of the Fund’s common stock directly owned by the Adviser. As of the date of this SAI, the Adviser owned 5,087.5 shares of the Fund.

Discretionary compensation. In addition to base compensation, the portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market, as well as participation in incentive plans, including one or more of the following:

Short-Term Incentive Plan – The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly compensated employees of the Fund in order to promote the success of the Fund.

Long-Term Incentive Plan – The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent and to encourage the achievement of common goals. This plan seeks to reward participating employees based on the increased value of the Fund.

Because the portfolio manager’s compensation is based on his individual performance, the Fund does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the Fund.

As of March 31, 2016, the portfolio managers were responsible for the management of the following types of accounts in addition to the Fund:

James Dondero

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Registered Investment Companies	7	$1,627	—	—
Other Pooled Investment Vehicles	2	$433	—	—
Other Accounts	—	—	—	—

Matthew McGraner

Other Accounts By Type	Total Number of Accounts	Total Assets By Account Type (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	2	$433	—	—
Other Accounts	—	—	—	—

Distributor

Highland Capital Funds Distributor, Inc. (the “Distributor”), located at 200 Crescent Court, Suite 700, Dallas, Texas 75201, serves as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares on a reasonable efforts basis, subject to various conditions.

ALLOCATION OF BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the portfolio managers who are employees of the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund. While such services are useful and important in supplementing its own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce its expenses. Any research or other benefits received by the Adviser from a broker-dealer, for transactions where the Fund will be “paying-up”, will qualify for the safe harbor provisions under Section 28(e) of the Securities Exchange Act of 1934.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

•	the best net price available;

•	the reliability, integrity and financial condition of the broker or dealer;

•	the size of and difficulty in executing the order; and

•	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

Affiliated Party Transactions

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members, managing general partners or common control. These transactions would be effected in circumstances pursuant to policies adopted by the Trustees pursuant to Rule 17a-7 under the 1940 Act, in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

If the Adviser places Fund trades through an affiliated broker, the trades will be executed under a policy adopted by the Trustees pursuant to Section 17(e) and Rule 17(e)(1) under the 1940 Act which places limitations on the securities transactions effected through affiliates. The policy of the Fund with respect to brokerage is reviewed by the Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to qualify as a RIC under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code. Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income will be made quarterly and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a RIC under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other RICs, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other RICs) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a RIC under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements. Investing in municipal bonds and other tax-exempt securities is not a principal investment strategy of the Fund. Nonetheless, to the extent the Fund invests in municipal bonds that are not exempt from the alternative minimum tax, some shareholders may be subject to the alternative minimum tax. Investors should consult their tax advisers for more information.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a RIC may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether they receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

OTHER INFORMATION

Each share represents a proportional interest in the assets of the Fund. Each share has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to the vote of shareholders. There are no cumulative voting rights. Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.

Legal Counsel

Morris, Manning & Martin, LLP, 1600 Atlanta Financial Center 3343 Peachtree Road, NE Atlanta, GA 30326, acts as special legal counsel to the Fund.

Custodian

State Street Bank & Trust Company, with principal offices at 200 Clarendon Street, 16th Floor Boston, MA 02116, telephone (877) 665-1287, serves as custodian for the securities and cash of the Fund’s portfolio. Under a Custodian Agreement, State Street Bank & Trust Company holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been appointed the independent registered public accounting firm for the Fund. The audited financial statements of the Fund as of and for the period ended June 9, 2016 included in the Statement of Additional Information have been so included in reliance on the report of KPMG LLP, independent registered public accounting firm, given on the authority of the firm as experts in auditing and accounting. KPMG LLP is located at Two Financial Center, 60 South Street, Boston, Massachusetts 02111.

KPMG LLP Two Financial Center 60 South Street Boston, MA 02111

Report of Independent Registered Public Accounting Firm

The Stockholders and Board of Trustees

NexPoint Real Estate Strategies Fund

We have audited the accompanying statement of assets and liabilities of NexPoint Real Estate Strategies Fund, as of June 9, 2016, and the related statements of operations and changes in net assets for the period from January 11, 2016 (Inception) to June 9, 2016. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of cash owned as of June 9, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NexPoint Real Estate Strategies Fund as of June 9, 2016, and the results of operations and changes in net assets for the period from January 11, 2016 to June 9, 2016, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

June 16, 2016

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative (“KPMG International”), a Swiss entity.

FINANCIAL STATEMENTS	NexPoint Real Estate Strategies Fund

Statement of Assets and Liabilities

As of June 9, 2016

Assets
Cash	$101,750
Deferred offering costs	291,562
Receivable from adviser	53,568

Total assets	$446,880

Liabilities
Accrued expenses	$345,379

Net assets (5,087.50 Class Z shares issued and outstanding)	$101,501

See accompanying Notes to Financial Statements

FINANCIAL STATEMENTS	NexPoint Real Estate Strategies Fund

Statement of Operations

For the Period from January 11, 2016 (Inception) to June 9, 2016

Total investment income	$—

Expenses:
Organization costs	53,817
Less: Expenses waived or borne by the adviser (Note 3)	(53,568)

Net operating expenses	249
Net investment loss	(249)

Total decrease in net assets resulting from operations	$(249)

See accompanying Notes to Financial Statements

FINANCIAL STATEMENTS	NexPoint Real Estate Strategies Fund

Statement of Changes in Net Assets

For the Period from January 11, 2016 (Inception) to June 9, 2016

Increase (decrease) in net assets
Operations:
Net investment loss	$(249)
Capital activity:
Subscriptions (Class Z shares)	101,750

Total increase in net assets	101,501
Net Assets
Beginning of period	—

End of period	$101,501

See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization

NexPoint Real Estate Strategies Fund (the “Fund”) is a newly organized, continuously offered, non-diversified, closed-end management investment company that intends to operate as an interval fund. The financial statements include information for the period from January 11, 2016 (Inception) to June 9, 2016. The Fund intends to engage in a continuous offering of three classes of shares of beneficial interest of the Fund: Class A, Class C and Class Z shares. The Fund is authorized as a Delaware statutory trust to issue an unlimited number of shares. The Fund is offering to sell, through its principal underwriter, Highland Capital Funds Distributor, Inc. (the “Distributor”), under the terms of the prospectus, up to 50,000,000 shares of beneficial interest, at the net asset value (“NAV”) per share plus the applicable sales load. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use reasonable efforts to sell the shares. The Fund is not required to raise a minimum amount of proceeds from this offering in order to commence operations. As of the date of the financial statements, the Fund has yet to commence operations.

The Fund’s investment objective is to seek long-term total return, with an emphasis on current income, by primarily investing in a broad range of real estate-related debt, equity and preferred equity investments across multiple real estate sectors. There can be no assurance that the Fund will achieve this objective. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in real estate and real estate related securities. NexPoint Advisors, L.P. (“NexPoint” or “Investment Adviser”), an affiliate of Highland Capital Management, L.P. (“Highland”), is the investment adviser to the Fund and has contributed $101,750 of initial seed capital.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Fund Valuation

Upon commencement of operations, the NAV of the Fund’s common shares will be calculated daily on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE, usually 4:00 PM, Eastern Time. The NAV is calculated by dividing the value of the Fund’s net assets attributable to each class of shares by the number of shares outstanding in each such class.

Valuation of Investments

In computing the Fund’s net assets attributable to each class of shares, securities with readily available market quotations on the NYSE, NASDAQ or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Board of Trustees (the “Board”) of the Fund.

NOTES TO FINANCIAL STATEMENTS

Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions will not be traded on exchanges and consequently will be valued based on a mean of the bid and ask prices from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to generally have the capability to provide appropriate pricing and have been approved by the Board.

Securities for which market quotations are not readily available, for which the Fund has determined the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, among other things,: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates.

Fair Value Measurements

Upon commencement of operations, the Fund will perform an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide

NOTES TO FINANCIAL STATEMENTS

oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national securities exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market values, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities. As of June 9, 2016, the Fund did not hold any investments.

Securities Transactions

Securities transactions are accounted for on the trade date. Realized gains/ (losses) on investments sold are recorded on the basis of specific identification method for both financial statement and U.S. federal income tax purposes.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is confirmed by the foreign custodian. Interest income is recorded on the accrual basis.

Accretion of discount and amortization of premium on debt instruments are computed to the call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes on foreign dividends will be provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

The Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax.

Distributions to Shareholders

The Fund plans to pay distributions from net investment income monthly and net realized capital gains annually to common shareholders. To permit the Fund to maintain more stable monthly distributions and annual distributions, the Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. Shareholders of the Fund will automatically have all distributions reinvested in

NOTES TO FINANCIAL STATEMENTS

common shares of the Fund issued by the Fund in accordance with the Fund’s Distribution Reinvestment Policy (the “DRIP”) unless an election is made to receive cash. The number of common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the NAV per common share.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Organization and Offering Costs

Organization costs include the cost of incorporating, such as the cost of legal services and other fees pertaining to the Fund’s organization, and are expensed as incurred. Offering costs include legal fees pertaining to the preparation of the Fund’s initial registration statement and other costs pertaining to the public offering of the Fund’s shares of common stock. Offering costs are accounted for as a deferred charge until operations begin and thereafter will be amortized to expense over 12 months on a straight-line basis. Both organization costs and offering costs are subject to an expense limitation agreement as described further in Note 3.

Note 3. Investment Advisory, Administration and Trustee Fees

Investment Advisory Fee

The Investment Adviser receives an annual fee, paid monthly, in an amount equal to 1.25% of the Fund’s Daily Gross Assets. The Fund’s “Daily Gross Assets” is an amount equal to total assets, less any liabilities, but excluding liabilities evidencing leverage.

Service and Distribution Fees

The Distributor serves as the principal underwriter and distributor of the Fund’s shares. The Distributor receives the front-end sales charge imposed on the sale of Class A Shares and the contingent deferred sales charge (“CDSC”) imposed on certain redemptions of Class A and Class C Shares. The Fund has adopted a “Shareholder Servicing Plan and Agreement” (the “Plan”) under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have a multi-class structure, CDSCs and distribution and shareholder servicing fees. Under the Plan, the Fund may incur expenses on an annual basis equal to 0.25% of its average net assets.

Class C shares will pay to the Distributor a distribution fee that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C shares and will be payable on a quarterly basis.

Expense Limitation Agreement

The Investment Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Investment Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including organizational and offering

NOTES TO FINANCIAL STATEMENTS

expenses, but excluding interest, dividend expenses on short sales, brokerage commissions, acquired fund fees and expenses, taxes and extraordinary expenses), to the extent that they exceed 2.0% per annum of the Fund’s average Daily Gross Assets for Class A shares, 2.75% per annum of the Fund’s average Daily Gross Assets for Class C shares and 1.75% per annum of the Fund’s average Daily Gross Assets for Class Z shares (the “Expense Limitation”). “Daily Gross Assets” is defined in the Expense Limitation Agreement as an amount equal to total assets, less any liabilities, but excluding liabilities evidencing leverage. If the Fund incurs expenses excluded from the Expense Limitation Agreement, the Fund’s expense ratio would be higher and could exceed the Expense Limitation. In consideration of the Investment Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Investment Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date of the reimbursement; and (2) the reimbursement may not be made if it would cause the Expense Limitation as of the time of waiver to be exceeded. The Expense Limitation Agreement will remain in effect at least until one year after the effective date of the Fund’s initial registration statement, unless and until the Board approves its modification or termination. The Expense Limitation Agreement may be terminated only by the Board. After the expiration of the Expense Limitation Agreement, the agreement may be renewed at the discretion of the Investment Adviser and the Board.

Note 4. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and determined there are no subsequent events to report.

APPENDIX A

NexPoint Advisors, L.P. Proxy Voting Policy

1. Application; General Principles

1.1 This proxy voting policy (the “Policy”) applies to securities held in Client accounts (including registered investment companies and other pooled investment vehicles) as to which the above-captioned investment adviser (the “Company”) has voting authority, directly or indirectly. Indirect voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.

1.2 The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client’s best economic interests and without regard to the interests of the Company or any other Client of the Company.

2. Voting; Procedures

2.1 Monitoring. The Company has hired Broadridge as its proxy voting agent to vote proxies in respect of securities held in Client accounts for which the Company has proxy voting authority. The Company utilizes Broadridge’s ProxyEdge® internet tool to identify for Broadridge Client accounts for which the Company has proxy voting authority and Broadridge monitors the holdings in these Client accounts via automated electronic interfaces with the Company’s custodian banks and brokers for purposes of determining whether there are shareholder meetings or similar corporate actions affecting holdings in the Client accounts.

2.2 Voting. The Company has authorized Broadridge to vote proxies with respect to securities held in Client accounts for which the Company has proxy voting authority in accordance with recommendations provided by Glass, Lewis & Co. in its US 2010 Proxy Season Proxy Paper Guidelines (and, absent further action, future annual or special Proxy Paper Guidelines issued by Glass, Lewis & Co.). Glass Lewis’s Proxy Paper Guidelines are available on the Company’s internet website and to all Clients, prospective clients, and due diligence inquiries upon request. Broadridge is responsible for ensuring proxies are voted and submitted in a timely manner in accordance with such Guidelines, provided, however, that the Company may instruct Broadridge to vote in a manner inconsistent with the Guidelines in accordance with the procedures set forth below.

The CCO or his/her designee will be responsible for creating a weekly report of all upcoming shareholder meetings or similar corporate actions affecting securities held in Client accounts for which the Company has proxy voting authority, which will include Glass Lewis’s recommendation, if available. The report will be distributed to the relevant portfolio managers and sub-advisers for review and approval. If warranted and determined to be in the best interest of a Client after taking into account all the relevant facts and circumstances, the portfolio manager responsible for the Client account or security can override the recommendations of Glass, Lewis & Co. and direct Broadridge to vote one or more proxies according to his or her own determination of the clients’ best interests. If the Company decides to direct Broadridge to vote a proxy in a manner that is inconsistent with the recommendations of Glass, Lewis & Co., the CCO or his/her designee shall document the reasons for these votes and for the override of the Glass Lewis recommendation.

2.3 Guidelines. In determining how to vote a particular proxy, Glass Lewis follows the principles outlined in its Proxy Paper guidelines. It conducts careful analysis on each issuer looking specifically at Board composition of an issuer, the firm’s financial reporting and integrity of those financial statement, compensation plans and governance structure. The Company has accepted the proxy voting guidelines published by Glass, Lewis & Co., and The Company’s CCO or his/her designee will annually review the Glass Lewis Guidelines to ensure they remain appropriate and relevant to the Company’s proxy voting needs.

2.4 Conflicts of Interest. If a portfolio manager determines that a potential material conflict of interest (as defined in Section 3 of this Policy) exists between the Company and a Client account with respect to voting a

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particular proxy, the portfolio manager(s) shall contact the Company’s compliance department prior to the proxy being voted by Broadridge. In the event of a potential material conflict of interest, the Company will (i) vote such proxy according to the Glass Lewis Guidelines; or (ii) seek instructions from the Client or request that the Client vote such proxy. All such instances shall be reported to NexPoint’s Compliance Department at least quarterly.

2.4.1 For a security held by an investment company, the Company shall disclose any potential material conflict of interest and its reasoning for voting as it did to the investment company’s Board of Trustees at the next regularly scheduled quarterly meeting. In voting proxies for securities held by an investment company, the Company may consider only the interests of the Trust. It is the responsibility of the Compliance Department to document the basis for the proxy voting decision when a potential material conflict of interest exists and to furnish the documentation to the Board of Trustees.

2.5 Non-Votes. The Company may determine not to vote proxies in respect of the securities of any issuer if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in his or her judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

2.6 Recordkeeping. Following the submission of any proxy vote by Broadridge, a record of how proxy ballots were voted will be maintained electronically on the ProxyEdge® system, and will be continuously available for review. Broadridge will aggregate the proxy voting records of each investment company client of the Company for purposes of preparing and filing Form N-PX on such investment company’s behalf.

3. Conflicts of Interest

3.1 Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of this Policy:

3.1.1 The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.

3.1.2 The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.

3.1.3 The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

3.1.4 The issuer is an entity in which an officer or partner of the Company or a relative1 of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

3.1.5 The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Fund advised by the Company or an affiliate).

[1]	For the purposes of this Policy, “relative” includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person’s home.

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3.1.6 Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.

3.1.7 The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

3.1.8 Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.

3.2 Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

3.2.1 The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) the securities for which the Company has voting authority do not, in the aggregate, represent one of top 10 largest shareholders of such issuer and (ii) such securities do not represent more than 2% of the Client’s assets under management with the Company.

3.2.2 The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

4. Recordkeeping, Retention and Compliance Oversight

4.1 The Company shall retain records relating to the voting of proxies, including:

4.1.1 Copies of this Policy and any amendments thereto.

4.1.2 A copy of the Glass Lewis Proxy Voting Guidelines, amended annually.

4.1.3. A copy of each proxy statement that the Company receives regarding Client securities.

4.1.4 Records of each vote cast by the Company on behalf of Clients.

4.1.5 A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

4.1.6 A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.

4.3 The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by Broadridge.

4.4 Records relating to the voting of proxies for securities held by investment company Clients will be reported periodically, as requested, to the investment company’s Board of Trustees and, to the SEC on an annual basis pursuant to Form N-PX.

4.5 If at any time any person is pressured or lobbied either by Company personnel or affiliates or third parties with respect to a particular shareholder vote, he or she should provide information regarding such activity to the CCO, who will keep a record of this information.

4.6 Compliance oversees the implementation of this procedure, including oversight over voting and the retention of proxy ballots voted. The CCO may review proxy voting pursuant to the firm’s compliance program.

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